Item 1. Reports to Stockholders

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                   BOND FUNDS     MULTI-ASSET FUND     STOCK FUNDS
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                                     (LOGO)
                                   MasonStreet
                                    FUNDS(R)

                                  ANNUAL REPORT
                                 MARCH 31, 2003

This report is submitted for the general information of shareholders of Mason Street Funds(R). It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

LETTER TO SHAREHOLDERS March 31, 2003

(PHOTO)

During the 12 months ended March 31, 2003, which is the fiscal year for the Mason Street FundsR, the stock market trended generally downward and continued to be highly volatile. The broad S&P 500R Index (an index of 500 stocks widely used as a proxy for the U.S. equity market)1 was down 24.76% on a total return basis, and all the equity indices used as benchmarks for our Funds posted negative returns. For the third consecutive year, bonds substantially outperformed stocks. The total return of the Merrill Lynch Domestic Master Index (a broadly-based bond index) was 11.96%.

Throughout the last quarter of the fiscal year, the war in Iraq was the dominant theme in the news, and it also was the major influence on current conditions in the economy and markets. When the war began in mid-March, the market rallied, welcoming the elimination of one element of uncertainty and initially reflecting the expectation of a quick victory. As days of fighting moved into weeks, each day's market action appeared to focus on the latest news.

The eventual impact of the war on the economy is still unclear. Industries that produce military equipment should experience increased demand, and post-war rebuilding in Iraq should create further demand for capital and consumer goods. However, concerns are mounting about whether consumer spending, which has been the main driver of the economy in the last two years, can continue to grow. Consumer confidence has been declining for several months, and high personal debt levels and increasing unemployment may discourage consumers from discretionary purchases. On the positive side, disposable personal income increased in both January and February of 2003.

Near the end of 2002, there were early signs of a pick-up in business spending in areas such as equipment and software. Economists and business people looking for indications of a strengthening economy were encouraged by this news, because business capital spending dropped by more than 5% in each of the last two calendar years. Now businesses seem to be using the war as a reason to postpone projects. After the war ends, it seems likely that spending in some areas will resume, although a low level of capacity utilization does not bode well for a major pick-up in business investment. Productivity gains continue, as stiff competition, including foreign competition, has forced companies to reduce costs. One potentially positive result of these cost reductions is the possibility of significant earnings gains if demand increases.

In a sense, during the last quarter of the fiscal year, the war was a distraction from other issues that affected the economy and markets. In the coming months, we expect that the Republican-led congress will do everything possible to promote economic growth in anticipation of the 2004 presidential election. Attention will likely return to the program of economic stimulus proposed by President Bush in January. The Federal Reserve continues to pursue a growth-oriented monetary policy, and it appears possible that interest rates could be cut further from current levels, which are the lowest in several decades.

We think it is likely that we have entered a period of slower economic growth and lower investment returns than the decade of the 1990s. Considering the prevailing elements of geopolitical and economic uncertainty, the market volatility experienced in the last few years could continue. This environment may require many investors to adjust their expectations and their personal portfolios. With a solid plan and considerable patience, it is still quite possible to invest for a secure future. In a market that takes quality and value very seriously, selection of individual stocks and bonds will continue to be important. The professionals who manage the Mason Street FundsR have considerable experience in investing in both positive and negative market conditions, and their expertise can be of particular value in this challenging market environment.

If you decide that you would like to reassess your goals and objectives, we urge you to take advantage of the services available through your financial representative. As always, we are committed to helping investors meet their goals.

Mason Street Funds(R)

/s/ Mark G. Doll

Mark G. Doll

President
Mason Street Advisors, LLC

1 For further information about the indices used as benchmarks for the Mason
  Street Funds(R), see the footnotes found on pages 5-61 of this annual report.

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                      M A S O N   S T R E E T   F U N D S
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TABLE OF CONTENTS

PERFORMANCE SUMMARY                                                          3
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SMALL CAP GROWTH STOCK FUND                                                  4
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AGGRESSIVE GROWTH STOCK FUND                                                 7
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INTERNATIONAL EQUITY FUND                                                   10
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INDEX 400 STOCK FUND                                                        14
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GROWTH STOCK FUND                                                           20
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LARGE CAP CORE STOCK FUND                                                   23
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INDEX 500 STOCK FUND                                                        27
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ASSET ALLOCATION FUND                                                       34
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HIGH YIELD BOND FUND                                                        47
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MUNICIPAL BOND FUND                                                         54
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SELECT BOND FUND                                                            60
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FINANCIAL STATEMENTS                                                        66
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NOTES TO FINANCIAL STATEMENTS                                              110
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REPORT OF INDEPENDENT ACCOUNTANTS                                          115
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DIRECTOR INFORMATION                                                       116
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DISTRIBUTIONS                                                              117
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DIRECTORS AND OFFICERS                                                     118
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

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                                                                  MARCH 31, 2003
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PERFORMANCE SUMMARY

For the Periods Ended March 31, 2003
CLASS A - WITHOUT INITIAL SALES CHARGE

                         Small Cap Aggressive            Index                                              High
                           Growth    Growth International 400      Growth  Large Cap Index 500   Asset     Yield   Municipal  Select
Total Return(1)            Stock     Stock     Equity    Stock     Stock   Core Stock  Stock   Allocation   Bond      Bond     Bond
  (as of 3/31/2003)       Fund(2)     Fund      Fund    Fund(2)     Fund      Fund      Fund      Fund      Fund      Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                  -24.44%   -23.98%   -28.10%   -23.95%   -24.28%   -28.11%   -25.28%   -13.49%    1.15%     9.88%    13.19%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative     -31.13%   -44.13%   -36.57%   -16.63%   -40.21%   -43.54%   -42.03%   -18.32%    5.54%     27.55%   35.65%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     -11.69%   -17.64%   -14.08%    -5.88%   -15.76%   -17.35%   -16.62%    -6.52%    1.81%     8.45%    10.70%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative        N/A      0.81%    -32.40%     N/A      -9.57%   -31.03%   -19.95%    14.18%    -2.62%    35.60%   45.09%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized        N/A      0.16%     -7.53%     N/A      -1.99%    -7.16%    -4.35%    2.69%     -0.53%    6.28%     7.73%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)         25.01%    52.80%   -26.87%    -0.12%    31.19%    -2.14%    17.16%    46.74%    19.73%    51.51%   62.66%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized               6.18%     7.32%     -5.08%    -0.03%    4.63%     -0.36%    2.67%     6.60%     3.05%     7.17%     8.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS A(3) - WITH INITIAL SALES CHARGE
                         Small Cap Aggressive            Index                                              High
                           Growth    Growth International 400      Growth  Large Cap Index 500   Asset     Yield   Municipal  Select
Total Return(1)            Stock     Stock     Equity    Stock     Stock   Core Stock  Stock   Allocation   Bond      Bond     Bond
  (as of 3/31/2003)       Fund(2)     Fund      Fund    Fund(2)     Fund      Fund      Fund      Fund      Fund      Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                  -28.04%   -27.56%   -31.48%   -27.54%   -27.88%   -31.49%   -28.84%   -17.63%    -3.67%    4.69%     7.86%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative     -34.41%   -46.79%   -39.56%   -20.58%   -43.06%   -46.21%   -44.78%   -22.18%    0.48%     21.51%   29.14%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     -13.12%   -18.96%   -15.45%    -7.39%   -17.12%   -18.68%   -17.96%    -8.02%    0.16%     6.71%     8.90%
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Five Year Cumulative        N/A      -3.96%   -35.63%     N/A     -13.85%   -34.31%   -23.75%    8.80%     -7.26%    29.12%   38.17%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized        N/A      -0.80%    -8.43%     N/A      -2.94%    -8.06%    -5.28%    1.70%     -1.50%    5.24%     6.68%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)         19.05%    45.53%   -30.35%    -4.87%    24.95%    -6.80%    11.58%    39.75%    14.03%    44.30%   54.91%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized               4.80%     6.45%     -5.85%    -1.33%    3.78%     -1.17%    1.84%     5.74%     2.21%     6.30%     7.57%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE
                         Small Cap Aggressive            Index                                              High
                           Growth    Growth International 400      Growth  Large Cap Index 500   Asset     Yield   Municipal  Select
Total Return(1)            Stock     Stock     Equity    Stock     Stock   Core Stock  Stock   Allocation   Bond      Bond     Bond
  (as of 3/31/2003)       Fund(2)     Fund      Fund    Fund(2)     Fund      Fund      Fund      Fund      Fund      Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                  -24.91%   -24.38%   -28.69%   -24.41%   -24.80%   -28.57%   -25.70%   -14.08%    0.48%     9.16%    12.46%
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Three Year Cumulative     -32.46%   -45.20%   -37.88%   -18.14%   -41.42%   -44.62%   -42.98%   -20.01%    3.46%     25.08%   33.19%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     -12.26%   -18.17%   -14.67%    -6.46%   -16.33%   -17.88%   -17.08%    -7.17%    1.14%     7.74%    10.03%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Cumulative        N/A      -2.45%   -34.63%     N/A     -12.46%   -33.19%   -22.30%    10.38%    -5.90%    31.24%   40.45%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized        N/A      -0.49%    -8.15%     N/A      -2.63%    -7.75%    -4.92%    1.99%     -1.21%    5.59%     7.03%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)         22.21%    46.91%   -29.73%    -2.28%    26.17%    -5.82%    13.01%    40.95%    14.89%    45.58%   56.38%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized               5.54%     6.62%     -5.71%    -0.62%    3.95%     -0.99%    2.06%     5.89%     2.34%     6.46%     7.74%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B(4) - WITH CONTINGENT DEFERRED SALES CHARGE
                         Small Cap Aggressive            Index                                              High
                           Growth    Growth International 400      Growth  Large Cap Index 500   Asset     Yield   Municipal  Select
Total Return(1)            Stock     Stock     Equity    Stock     Stock   Core Stock  Stock   Allocation   Bond      Bond     Bond
  (as of 3/31/2003)       Fund(2)     Fund      Fund    Fund(2)     Fund      Fund      Fund      Fund      Fund      Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                  -28.66%   -28.16%   -32.25%   -28.10%   -28.56%   -32.14%   -29.41%   -18.31%    -4.12%    4.16%    7.46%
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Three Year Cumulative     -34.16%   -46.45%   -39.65%   -20.20%   -43.05%   -46.25%   -44.62%   -22.07%    1.10%     22.08%   30.19%
------------------------------------------------------------------------------------------------------------------------------------
Three Year Annualized     -13.01%   -18.79%   -15.49%    -7.25%   -17.11%   -18.69%   -17.88%    -7.98%    0.37%     6.88%     9.19%
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Five Year Cumulative        N/A      -3.76%   -35.79%     N/A     -13.91%   -34.26%   -23.75%    8.73%     -7.06%    29.24%   38.45%
------------------------------------------------------------------------------------------------------------------------------------
Five Year Annualized        N/A      -0.76%    -8.48%     N/A      -2.95%    -8.05%    -5.28%    1.69%     -1.45%    5.26%     6.72%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception(5)         19.22%    45.96%   -30.35%    -4.71%    25.17%    -6.49%    12.01%    39.95%    14.26%    44.58%   55.38%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized               4.84%     6.51%     -5.85%    -1.29%    3.81%     -1.11%    1.91%     5.76%     2.25%     6.34%     7.62%
------------------------------------------------------------------------------------------------------------------------------------


 (1) Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) Inception date of 7/12/1999. Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year, 3% for Three Year and 3% for Since Inception.
(3)  Class A performance reflects the maximum sales charge of 4.75%.
(4) Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year, 3% for Three Year, 2% for Five Year and 1% for Since Inception.
(5) The inception date of the Funds, except for those noted in Footnote (2), is 3/31/1997.
     N/A - Not Applicable

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                      M A S O N   S T R E E T   F U N D S
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                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

  SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

 PORTFOLIO:  Primarily common stocks of small-capitalization companies.

 STRATEGY: To locate and invest in companies with above-average potential for growth.

 NET ASSETS:  $18.3 million
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund seeks to achieve long-term appreciation of capital. To achieve this objective, the Fund primarily invests in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. For the fiscal year ended March 31, 2003, the Small Cap Growth Stock Fund reported a return of -24.44%, quite close to the -24.81% return of the S&P 600 SmallCap Index and slightly better than the Russell 2000 Index, which had a return of -26.97% for the period.

In this highly volatile market, in which prices of individual stocks often decline precipitously in response to negative news, differences in return between the Fund and its two benchmark indices are attributable mainly to weightings of specific stocks. For this past fiscal year, the Fund's performance has benefited from an overweighted position in the healthcare sector relative to both benchmark indices, where the largest holding in this sector at March 31, 2003 was Lincare Holdings, a provider of respiratory care, infusion therapy and medical equipment that has performed very well. The overweighting in this sector was reduced early in 2003 after a number of positions in this sector were sold after solid relative performance.

Other holdings that made positive contributions to performance were Coach, Energy Partners and Charles River Associates. Some holdings in the consumer discretionary sector performed poorly during the period, including Tommy Hilfiger and Orient-Express Hotels. As a result, the Fund's position in this sector was reduced significantly. In the financials sector, Investors Financial was a poorly performing holding that hurt overall performance.

Sector weightings changed somewhat in the final months of the fiscal year, with more emphasis on the industrials sector, which includes business services holdings such as The Corporate Executive Board and C.H. Robinson, and a modest increase in materials, where the largest holding is Airgas. At the end of the fiscal year, the Fund continued to maintain a conservative cash position.

SECTOR ALLOCATION
3/31/03

Information Technology                         19%
Healthcare                                     17%
Consumer Discretionary                         17%
Industrials                                    15%
Short-term Investments and Other Assets, net   11%
Energy                                          9%
Materials                                       5%
Financials                                      5%
Consumer Staples                                2%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/03

Company                               % Net Assets
--------------------------------------------------
O'Reilly Automotive, Inc.                     3.2%
Varian, Inc.                                  3.1%
The Corporate Executive Board Co.             2.6%
Airgas, Inc.                                  2.6%
Lincare Holdings, Inc.                        2.4%
Patterson-UTI Energy, Inc.                    2.4%
C.H. Robinson Worldwide, Inc.                 2.3%
Investors Financial Services Corp.            2.2%
Renal Care Group, Inc.                        2.2%
Patterson Dental Co.                          2.1%

Sector Allocation and Top 10 Equity Holdings are subject to change.

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                                                                MARCH 31, 2003
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                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

 PERFORMANCE RELATIVE TO RELEVANT INDICES

                                         SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B        S&P 600        RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     SMALLCAP         2000
           CLASS A        CLASS B         VALUE          INDEX         INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095                        11,185        11,839
9/30/00     18,280         19,053                        11,670        12,422
3/31/01     13,672         14,223                        11,041        10,812
9/30/01     12,565         13,019                        10,432         9,798
3/31/02     15,756         16,074                        13,467        12,337
9/30/02     11,988         12,344                        10,245         8,887
3/31/03     11,905         12,220         11,922         10,126         9,011

Time period 7/12/99 through 3/31/03.

TOTAL RETURN                                              Average
                                                           Annual
                                                One        Since
For the periods ended March 31, 2003            Year     Inception*
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Small Cap Growth Stock Fund
(Class A - without initial sales charge)      -24.44%      6.18%
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S&P SmallCap 600 Index                        -24.81%      0.34%
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Russell 2000 Index                            -26.97%     -2.76%
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*Fund inception date is 7/12/99. Returns are annualized.

The Small Cap Growth Stock Fund's investment in Initial Public Offerings (IPOs) had a significant impact on its performance since inception. There can be no assurance that IPOs will continue to have a positive effect on the portfolio's performance.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2003, the 600 companies in the composite had a median market capitalization of $390.7 million and total market value of $294.4 billion. The SmallCap 600 Index represents approximately 2.6% of the market value of Compustat's database of over 11,442 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.0 billion; the median market capitalization was approximately $700 million. Market capitalization of companies in the Russell 3000 Index ranged from $309 billion to $128 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $490 million; the median market capitalization was approximately $395 million. The Russell 2000 Index had a total market capitalization range of approximately $1.3 billion to $128 million.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 3/31/03

                                        Shares/Par               Value
  COMMON STOCK (88.8%)
--------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (16.6%)
  Aaron Rents, Inc.                          9,900            $201,762
* Aftermarket Technology Corp.               4,400              49,720
* AnnTaylor Stores Corp.                    13,400             275,102
* Coach, Inc.                                8,000             306,640
  Fred's, Inc.                               8,750             243,688
* Gart Sports Co.                            5,100              97,308
* Getty Images, Inc.                         6,000             164,760
* The Gymboree Corp.                        19,100             287,264
* O'Reilly Automotive, Inc.                 21,700             588,070
* Orient-Express Hotel, Ltd. - Class A      17,300             169,194
  Polaris Industries, Inc.                   2,800             139,216
* Spanish Broadcasting System, Inc. -
     Class A                                11,900              73,066
* Tommy Hilfiger Corp.                      12,900              93,267
* Westwood One, Inc.                        10,900             340,516
--------------------------------------------------------------------------------
  TOTAL                                                      3,029,573
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  CONSUMER STAPLES (2.0%)
* Peet's Coffee & Tea, Inc.                 22,400             371,392
--------------------------------------------------------------------------------

  ENERGY (9.2%)
* Cal Dive International, Inc.              15,300             275,553
* Energy Partners, Ltd.                     21,500             219,300
* Forest Oil Corp.                           9,500             211,850
* Grant Prideco, Inc.                       19,300             232,758
* National-Oilwell, Inc.                    13,700             306,743
* Patterson-UTI Energy, Inc.                13,400             433,624
--------------------------------------------------------------------------------
  TOTAL                                                      1,679,828
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  FINANCIALS (4.7%)
* Corrections Corporation of America         5,800             101,268
  Investors Financial Services Corp.        16,700             406,645
  Radian Group, Inc.                         7,000             233,660
  W.P. Stewart & Co., Ltd.                   2,600              44,278
  Waddell & Reed Financial, Inc. -
     Class A                                 4,000              70,280
--------------------------------------------------------------------------------
  TOTAL                                                        856,131
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  HEALTHCARE (16.6%)
* Accredo Health, Inc.                       9,000             219,051
* The Advisory Board Co.                     3,300             115,335
* AmSurg Corp.                               8,300             209,160
* Bio-Rad Laboratories, Inc. - Class A       4,800             171,600
* Cobalt Corp.                               7,000             101,150
  D&K Healthcare Resources, Inc.             4,500              46,350
* DaVita, Inc.                              11,900             246,687
* IMPAC Medical Systems, Inc.                1,200              26,736
* Lincare Holdings, Inc.                    14,500             445,005

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                      M A S O N   S T R E E T   F U N D S
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                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------

  HEALTHCARE (CONTINUED)
* Patterson Dental Co.                       8,500            $390,405
* Province Healthcare Co.                   26,100             230,985
* Renal Care Group, Inc.                    12,700             395,986
* Triad Hospitals, Inc.                      6,100             164,090
* Ventana Medical Systems, Inc.             13,600             273,224
--------------------------------------------------------------------------------
  TOTAL                                                      3,035,764
--------------------------------------------------------------------------------

  INDUSTRIALS (15.2%)
* Atlantic Coast Airlines Holdings, Inc.     3,900              24,219
  C.H. Robinson Worldwide, Inc.             12,800             418,560
* Charles River Associates, Inc.             2,900              49,590
* The Corporate Executive Board Co.         13,500             480,870
* Education Management Corp.                 7,500             298,275
* Hewitt Associates, Inc. - Class A          3,600             105,840
* Knight Transportation, Inc.               16,247             319,903
* MSC Industrial Direct Co., Inc. -
     Class A                                 9,800             156,702
* P.A.M. Transportation Services, Inc.       6,400             140,032
* Pacer International, Inc.                 20,800             260,624
* Portfolio Recovery Associates, Inc.        3,600              81,936
* Resources Connection, Inc.                14,900             317,072
  SkyWest, Inc.                              5,900              60,829
* Tetra Tech, Inc.                           4,300              60,802
--------------------------------------------------------------------------------
  TOTAL                                                      2,775,254
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (19.1%)
* Amphenol Corp. - Class A                   5,900             240,425
  Autodesk, Inc.                            12,500             190,750
* BARRA, Inc.                                2,700              80,163
* Brooks-PRI Automation, Inc.                7,196              69,585
* CACI International, Inc. - Class A         8,800             293,568
* Cognizant Technology Solutions Corp.       2,300             154,813
* EPIQ Systems, Inc.                        16,050             308,160
* Fargo Electronics, Inc.                   24,800             252,960
* Forrester Research, Inc.                  11,200             158,032
* Inforte Corp.                             14,800              87,468
* MKS Instruments, Inc.                      5,600              70,000
* O2Micro International, Ltd.                9,200              98,992
* Renaissance Learning, Inc.                11,700             206,271
* Station Casinos, Inc.                      2,400              50,664
* TESSCO Technologies, Inc.                 13,592              99,222
* THQ, Inc.                                  5,950              77,826
* Tollgrade Communications, Inc.             6,200              88,970
* UTStarcom, Inc.                           17,000             339,830
* Varian, Inc.                              19,500             558,870
* Verint Systems, Inc.                       4,700              79,430
--------------------------------------------------------------------------------
  TOTAL                                                      3,505,999
--------------------------------------------------------------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------

  MATERIALS (5.4%)
* Airgas, Inc.                              25,400            $470,154
  Cambrex Corp.                             10,100             242,602
  Minerals Technologies, Inc.                5,800             221,038
* Silgan Holdings, Inc.                      2,700              59,859
--------------------------------------------------------------------------------
  TOTAL                                                        993,653
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $17,759,175)                                      16,247,594
--------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (2.7%)
  FEDERAL GOVERNMENT & AGENCIES (1.1%)
  Federal National Mortgage Association,
     1.23%, 5/28/03                        200,000             199,630
--------------------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (1.6%)
  UBS Finance LLC, 1.36%, 4/1/03           300,000             300,000
--------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $499,611)                                            499,630
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (91.5%)
    (COST $18,258,786)^                                     16,747,224
--------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (8.5%)                      1,549,324
--------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                $18,296,548
--------------------------------------------------------------------------------

*   Non-Income Producing

 ^At March 31, 2003 the aggregate cost of securities for federal tax purposes was $18,675,217 and the net unrealized depreciation of investments based on that cost was $1,927,993 which is comprised of $810,937 aggregate gross unrealized appreciation and $2,738,930 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                MARCH 31, 2003
--------------------------------------------------------------------------------

                         -----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                         -----------------------------

  AGGRESSIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

 PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

 STRATEGY: To identify and invest in companies with above-average potential for growth.

 NET ASSETS:  $113.7 million
--------------------------------------------------------------------------------

The Aggressive Growth Stock Fund seeks to achieve long-term growth of capital. To achieve this objective, the Fund will primarily invest in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. For the fiscal year ended March 31, 2003, the Aggressive Growth Stock Fund reported a return of -23.98%, compared to a return of -23.45% by its benchmark, the S&P MidCap 400 Index for the same period.

For the Fund's fiscal year, its sector weightings, which are driven largely by the selection of individual stocks, varied significantly from the weightings of the S&P MidCap 400 Index. The Fund's most overweighted sector for the period was industrials, in which the Fund's largest holdings were business services companies such as Expeditors International of Washington, which performed very well for the year. Another holding in this sector, Fiserv, was down significantly; this position as a percentage of the Fund's net assets was maintained during the year by acquiring additional shares at lower prices.

Other overweighted sectors during the fiscal year included information technology, where the largest holding, Zebra Technologies, performed quite well and healthcare. The Fund's overweighting in healthcare was reduced in early 2003, as portions of numerous positions were sold. Other sector changes during the fiscal year were an increase in energy and a decrease in consumer discretionary, based on a decision to reduce exposure to the retail industry. Positions were reduced during the fiscal year in several retail holdings that were disappointing, including Kohl's, Michaels Stores and O'Reilly Automotive.

SECTOR ALLOCATION
3/31/03

Industrials                                    26%
Information Technology                         18%
Healthcare                                     14%
Energy                                         12%
Consumer Discretionary                         11%
Financials                                      8%
Short-term Investments and Other Assets, net    5%
Materials                                       4%
S&P MidCap 400 Index Futures                    2%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/03

Company                               % Net Assets
--------------------------------------------------
Expeditors International of Washington, Inc.  4.1%
Fiserv, Inc.                                  3.3%
Lincare Holdings, Inc.                        3.1%
BJ Services Co.                               2.8%
Nabors Industries, Ltd.                       2.7%
Zebra Technologies Corp. - Class A            2.7%
Praxair, Inc.                                 2.5%
Biomet, Inc.                                  2.3%
The Corporate Executive Board Co.             2.3%
Biovail Corp.                                 2.2%
Sector Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B            S&P
             STOCK FUND        STOCK FUND        REDEMPTION       MIDCAP 400
              CLASS A           CLASS B            VALUE            INDEX
-----------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000
9/30/97        13,152            13,770                             13,313
3/31/98        14,436            15,059                             14,903
9/30/98        11,329            11,783                             12,475
3/31/99        13,890            14,404                             14,969
9/30/99        16,470            17,024                             15,650
3/31/00        26,047            26,810                             20,669
9/30/00        27,706            28,417                             22,414
3/31/01        18,668            19,094                             19,230
9/30/01        16,201            16,521                             18,157
3/31/02        19,144            19,072                             22,863
9/30/02        14,286            14,474                             17,303
3/31/03        14,553            14,691            14,596           17,499

Time period 3/31/97 through 3/31/03.

TOTAL RETURN                                                          Average
                                                                       Annual
                                                One         Five       Since
For the periods ended March 31, 2003            Year       Year*     Inception*
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)      -23.98%      0.16%       7.32%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                          -23.45%      3.26%       9.77%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2003, the 400 companies in the composite had a median market capitalization of $1.5 billion and a total market value of $666.3 billion. The MidCap 400 Index represents approximately 5.9% of the market value of Compustat's database of about 11,442 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

From time to time, the return for the Aggressive Growth Stock Fund has included periods of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurances that this accelerated growth will continue in the future.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 3/31/03
                                        Shares/Par               Value
--------------------------------------------------------------------------------
  COMMON STOCK (93.8%)
  CONSUMER DISCRETIONARY (11.4%)
* CDW Computer Centers, Inc.                47,800          $1,950,240
* Dollar Tree Stores, Inc.                  24,250             482,575
* Entercom Communications Corp. -
     Class A                                23,200           1,018,712
  Fairmont Hotels & Resorts, Inc.           54,500           1,226,250
* Getty Images, Inc.                        27,850             764,761
* Hispanic Broadcasting Corp. - Class A     26,550             548,523
* Jones Apparel Group, Inc.                 20,800             570,544
* Kohl's Corp.                              26,250           1,485,225
* Lamar Advertising Co. - Class A           50,700           1,488,045
* Michaels Stores, Inc.                     17,700             442,677
* O'Reilly Automotive, Inc.                 48,900           1,325,190
* PETCO Animal Supplies, Inc.               85,900           1,619,215
--------------------------------------------------------------------------------
  TOTAL                                                     12,921,957
--------------------------------------------------------------------------------

  ENERGY (11.6%)
* BJ Services Co.                           91,500           3,146,685
* Cooper Cameron Corp.                      44,000           2,178,440
  GlobalSantaFe Corp.                       70,400           1,453,760
* Grant Prideco, Inc.                      110,600           1,333,836
* Nabors Industries, Ltd.                   77,100           3,073,977
  Ocean Energy, Inc.                         2,100              42,000
* Weatherford International, Ltd.           51,650           1,950,821
--------------------------------------------------------------------------------
  TOTAL                                                     13,179,519
--------------------------------------------------------------------------------

  FINANCIALS (8.3%)
  Eaton Vance Corp.                         20,500             547,965
  Investors Financial Services Corp.        93,200           2,269,419
  Old Republic International Corp.          78,150           2,090,513
  Radian Group, Inc.                        53,356           1,781,023
  RenaissanceRe Holdings, Ltd.              22,500             901,125
  SouthTrust Corp.                          74,550           1,903,262
--------------------------------------------------------------------------------
  TOTAL                                                      9,493,307
--------------------------------------------------------------------------------

  HEALTHCARE (14.4%)
* AdvancePCS                                24,200             685,828
  Biomet, Inc.                              84,600           2,592,990
* Biovail Corp.                             63,300           2,523,771
* Cerner Corp.                              22,100             715,598
  Health Management Associates, Inc.        63,000           1,197,000
* Lincare Holdings, Inc.                   114,350           3,509,401
* MedImmune, Inc.                           30,200             991,466
* Patterson Dental Co.                      35,702           1,639,793
* Province Healthcare Co.                   65,875             582,994
* Shire Pharmaceuticals Group PLC, ADR      18,100             335,393
* St. Jude Medical, Inc.                    19,900             970,125
* Universal Health Services, Inc. -
     Class B                                15,500             631,935
--------------------------------------------------------------------------------
  TOTAL                                                     16,376,294
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                MARCH 31, 2003
--------------------------------------------------------------------------------

                         -----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                         -----------------------------


                                        Shares/Par               Value
--------------------------------------------------------------------------------
  INDUSTRIALS (25.4%)
* Apollo Group, Inc. - Class A              49,100          $2,450,090
* ARAMARK Corp. - Class B                   92,800           2,125,120
* The BISYS Group, Inc.                     27,100             442,272
* Career Education Corp.                     9,600             469,632
  Cintas Corp.                              35,200           1,158,080
* The Corporate Executive Board Co.         72,388           2,578,461
  Deere & Co.                               21,000             824,460
  Expeditors International of
     Washington, Inc.                      128,600           4,623,169
  Fastenal Co.                              46,000           1,296,740
* Fiserv, Inc.                             120,029           3,778,516
  Graco, Inc.                               54,550           1,532,855
* Hewitt Associates, Inc. - Class A         37,400           1,099,560
* L-3 Communications Holdings, Inc.         17,200             690,924
  Manpower, Inc.                             8,200             245,016
  Paychex, Inc.                             56,472           1,551,286
  SkyWest, Inc.                             16,400             169,084
* Stericycle, Inc.                          40,800           1,533,672
* Swift Transportation Co., Inc.           148,600           2,377,600
--------------------------------------------------------------------------------
  TOTAL                                                     28,946,537
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (18.4%)
* Brooks-PRI Automation, Inc.               44,356             428,923
* Cadence Design Systems, Inc.              32,400             324,000
* Electronic Arts, Inc.                     10,400             609,856
  Fair, Issac and Co., Inc.                 31,200           1,585,584
  Infosys Technologies, Ltd., ADR           13,515             829,145
* Integrated Circuit Systems, Inc.          68,200           1,479,940
* Intersil Corp. - Class A                  89,450           1,391,842
* Intuit, Inc.                              45,753           1,702,012
* Jabil Circuit, Inc.                       97,150           1,700,125
* Keane, Inc.                               28,300             231,494
* Mettler-Toledo International, Inc.        19,100             568,989
  Microchip Technology, Inc.               104,887           2,087,251
* Novellus Systems, Inc.                    61,500           1,677,105
* QLogic Corp.                              12,190             452,737
* Semtech Corp.                             63,000             954,450
* UTStarcom, Inc.                           39,900             797,601
* VeriSign, Inc.                            50,200             438,748
* Waters Corp.                              26,600             562,856
* Zebra Technologies Corp. - Class A        47,600           3,065,439
--------------------------------------------------------------------------------
  TOTAL                                                     20,888,097
--------------------------------------------------------------------------------

  MATERIALS (4.3%)
  Ball Corp.                                20,600           1,147,420
  Praxair, Inc.                             51,000           2,873,850
  Sigma-Aldrich Corp.                       19,400             863,106
--------------------------------------------------------------------------------
  TOTAL                                                      4,884,376
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $108,447,457)                                    106,690,087
--------------------------------------------------------------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (6.1%)
  FEDERAL GOVERNMENT & AGENCIES (1.8%)
- Federal National Mortgage Association,
     1.23%, 5/28/03                      2,000,000          $1,996,105
--------------------------------------------------------------------------------

  FINANCE LESSORS (2.2%)
  Thunder Bay Funding, Inc.,
     1.25%, 4/21/03                      2,500,000           2,498,264
--------------------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (2.1%)
  Asset Securitization, 1.25%, 4/21/03   1,900,000           1,898,680
  Old Line Funding Corp., 1.26%, 4/4/03    500,000             499,948
--------------------------------------------------------------------------------
  TOTAL                                                      2,398,628
--------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $6,892,997)                                        6,892,997
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.9%)
    (COST $115,340,454)^                                   113,583,084
--------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.1%)                        122,932
--------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $113,706,016
--------------------------------------------------------------------------------

*  Non-Income Producing

   ADR - American Depositary Receipt

- All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                            Unrealized
                              Number of      Expiration    Appreciation
 Issuer                       Contracts         Date      (Depreciation)
--------------------------------------------------------------------------------
 S&P MidCap 400 Index Futures
    (Total notional value at
       3/31/03, $1,862,250)       9             6/03         $(19,725)

^At March 31, 2003 the aggregate cost of securities for federal tax purposes was $116,404,852 and the net unrealized depreciation of investments based on that cost was $2,821,768 which is comprised of $5,805,482 aggregate gross unrealized appreciation and $8,627,250 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           --------------------------
                           INTERNATIONAL EQUITY FUND
                           --------------------------

  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

 PORTFOLIO:  Primarily common stocks of companies in foreign countries.

 STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

 NET ASSETS:  $108.9 million
--------------------------------------------------------------------------------


The International Equity Fund seeks long-term growth of capital by investing primarily in stocks of companies outside the U.S. The Fund focuses on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. Investments are selected based mainly on the attractiveness of individual securities, with secondary consideration of geographic regions and industry focus. For fiscal year ended March 31, 2003, the International Equity Fund recorded a return of -28.10%, while its benchmark, the MSCI EAFE Index, had a return of -22.95%.

The main factor in the Fund's negative return over the last year has been weakness in world stock markets. Relative to the EAFE Index, the Fund's overweighted position in the capital goods and materials sectors was a negative. Holdings in these sectors that hurt performance included Akzo Nobel, a Dutch chemical company hurt by rising oil prices; Invensys, a British manufacturer of building controls; and Alstom, a diversified French industrial company whose major customers are cruise lines. Financial and insurance holdings also negatively impacted performance, particularly ING Groep, a diversified Dutch financial services firm.

Geographically, the Fund was underweighted in exposure to the U.K. While the U.K. market, as measured by the United Kingdom component of the EAFE Index performed slightly better (-22.35%) than the Index as a whole (-22.95%), the Fund's ownership of several poor performing U.K. issues accounted in part for the Fund's underperformance relative to its benchmark.

The Fund benefited from holdings in relatively stable consumer-oriented companies such as Nestle and Unilever as well as Societe Bic, a former large holding which was reduced on strength during the fiscal year. Other stocks that contributed to performance were Australia & New Zealand Banking Group, Telecom Corporation of New Zealand and Iberdrola, a Spanish energy and utility company.

The International Equity Fund is managed for Mason Street Advisors, LLC by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
3/31/03

Europe                           65%
Asia                             22%
Australia/New Zealand             6%
Latin America/Caribbean           5%
North America                     2%

Asset Allocation is based on percentage of equities.

TOP 10 EQUITY HOLDINGS
3/31/03

Company                               % Net Assets
---------------------------------------------------
BHP Billiton, Ltd.                            2.0%
Volvo AB                                      1.7%
Nestle SA                                     1.7%
Shell Transport & Trading Co. PLC             1.7%
ENI SPA                                       1.6%
Koninklijke Philips Electronics NV            1.6%
Samsung Electronics Co., Ltd.                 1.5%
E.ON AG                                       1.5%
BASF AG                                       1.5%
Telefonos de Mexico SA                        1.5%

Asset Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

PERFORMANCE RELATIVE TO EAFE INDEX

                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311                        15,870
9/30/00     10,635         10,941                        14,030
3/31/01      9,850         10,094                        11,791
9/30/01      8,576          8,766                        10,013
3/31/02      9,687          9,853                        10,775
9/30/02      7,538          7,633                         8,486
3/31/03      6,965          7,027          6,965          8,301

Time period 3/31/97 through 3/31/03.

TOTAL RETURN                                                          Average
                                                                       Annual
                                                One         Five       Since
For the periods ended March 31, 2003            Year       Year*     Inception*
-------------------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)     -28.10%      -7.53%     -5.08%
--------------------------------------------------------------------------------
EAFE Index                                   -22.95%      -6.94%     -3.05%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 SCHEDULE OF INVESTMENTS 3/31/03
                                        Country      Shares/Par         Value
--------------------------------------------------------------------------------
  COMMON STOCK (91.9%)
  AUTOMOBILES & COMPONENTS (4.3%)
  GKN PLC                               United Kingdom  442,090    $1,125,051
  Michelin - Class B                    France           58,780     1,616,347
  Valeo SA                              France           22,560       497,519
  Volkswagen AG                         Germany          44,480     1,419,695
--------------------------------------------------------------------------------
  TOTAL                                                             4,658,612
--------------------------------------------------------------------------------

  BANKS (6.9%)
  Australia & New Zealand
     Banking Group, Ltd.                Australia       105,760     1,145,920
* Banca Nazionale Del
     Lavoro SPA                         Italy           773,720       975,991
  Dbs Group Holdings, Ltd.              Singapore       256,000     1,334,278
  HSBC Holdings PLC                     United Kingdom  115,600     1,189,430
  Lloyds TSB Group PLC                  United Kingdom  262,660     1,336,859
  Nordea AB                             Sweden          179,930       789,285
  Nordea AB (NDA)                       Sweden          179,410       791,364
--------------------------------------------------------------------------------
  TOTAL                                                             7,563,127
--------------------------------------------------------------------------------

  BASIC MATERIALS (3.7%)
  BASF AG                               Germany          44,220     1,650,247
  Norske Skogindustrier                 Norway          104,710     1,334,722
  Upm-kymmene OYJ                       Finland          84,760     1,096,008
--------------------------------------------------------------------------------
  TOTAL                                                             4,080,977
--------------------------------------------------------------------------------

  CAPITAL GOODS (7.4%)
* Alstom SA                             France           69,804       107,400
  Atlas Copco AB - Class A              Sweden           71,460     1,411,678
  BAE Systems PLC                       United Kingdom  732,000     1,295,880
  Hutchison Whampoa, Ltd.               Hong Kong       233,000     1,266,653
  KCI Konecranes
     International PLC                  Finland          35,290       671,972
  Kurita Water
     Industries, Ltd.                   Japan            49,000       423,141
  Rolls-Royce PLC                       United Kingdom  173,340       193,848
  Toto, Ltd.                            Japan           164,000       727,475
  Volvo AB - Class B                    Sweden          105,330     1,869,591
--------------------------------------------------------------------------------
  TOTAL                                                             7,967,638
--------------------------------------------------------------------------------

  COMMERCIAL SERVICES & SUPPLIES (2.4%)
  Adecco SA-Reg                         Switzerland      40,770     1,132,793
  Brambles Industries PLC               United Kingdom  266,215       639,605
  Societe Bic SA                        France           24,731       800,149
--------------------------------------------------------------------------------
  TOTAL                                                             2,572,547
--------------------------------------------------------------------------------

  CONSUMER DURABLES & APPAREL (2.7%)
  Royal Philips
     Electronics NV                     Netherlands     108,957     1,710,883
  Sony Corp.                            Japan            35,600     1,260,921
--------------------------------------------------------------------------------
  TOTAL                                                             2,971,804
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          ---------------------------
                           INTERNATIONAL EQUITY FUND
                          ---------------------------

                                        Country      Shares/Par         Value
--------------------------------------------------------------------------------
  DIVERSIFIED FINANCIALS (2.7%)
  ING Groep NV                          Netherlands      97,750    $1,129,581
  Nomura Holdings, Inc.                 Japan            72,200       751,956
  Swire Pacific Ltd. -
     Class A                            Hong Kong       228,500       902,346
  Swire Pacific Ltd. -
     Class B                            Hong Kong       296,000       193,552
--------------------------------------------------------------------------------
  TOTAL                                                             2,977,435
--------------------------------------------------------------------------------

  ENERGY (8.9%)
  CNOOC, Ltd.                           China            42,570     1,134,916
  ENI SPA                               Italy           130,430     1,742,061
  Husky Energy, Inc.                    Canada           40,700       468,439
  IHC Caland NV                         Netherlands      24,160     1,030,281
  Norsk Hydro ASA                       Norway           35,750     1,349,856
  Repsol Ypf SA                         Spain           106,100     1,530,563
  Shell Transport & Trading
     Company PLC                        United Kingdom  303,290     1,833,688
  Total Fina Elf SA                     France            3,970       502,519
--------------------------------------------------------------------------------
  TOTAL                                                             9,592,323
--------------------------------------------------------------------------------

  FOOD & DRUG RETAILING (1.1%)
  J. Sainsbury PLC                      United Kingdom  334,110     1,161,844
--------------------------------------------------------------------------------

  FOOD, BEVERAGE & TOBACCO (4.5%)
  Cadbury Schweppes PLC                 United Kingdom  280,010     1,482,703
  Nestle SA                             Switzerland       9,360     1,852,676
  Unilever PLC                          United Kingdom  164,590     1,524,533
--------------------------------------------------------------------------------
  TOTAL                                                             4,859,912
--------------------------------------------------------------------------------

  HEALTHCARE EQUIPMENT & SERVICES (1.1%)
  Amersham PLC                          United Kingdom  189,845     1,247,896
--------------------------------------------------------------------------------

  INSURANCE (6.8%)
  ACE, Ltd.                             Cayman Islands   49,460     1,431,867
  Axa SA                                France           53,654       633,481
  Riunione Adriatica Di
     Sicurta SPA                        Italy            96,015     1,193,348
  Sompo Japan
     Insurance, Inc.                    Japan           236,000     1,102,581
  Swiss Re                              Switzerland      32,720     1,605,191
  XL Capital, Ltd. - Class A            Bermuda          20,300     1,436,834
--------------------------------------------------------------------------------
  TOTAL                                                             7,403,302
--------------------------------------------------------------------------------

  MATERIALS (6.6%)
  Akzo Nobel NV                         Netherlands      51,780     1,029,473
  Alumina, Ltd.                         Australia       405,550     1,002,352
  Bayer AG                              Germany          56,770       777,440
  Broken Hill Property
     Billiton, Ltd.                     Australia       396,520     2,223,645

                                        Country      Shares/Par         Value
--------------------------------------------------------------------------------

  MATERIALS (CONTINUED)
  Companhia Vale do Rio
     Doce, ADR                          Brazil           34,750      $901,763
  Stora Enso OYJ - Class R              Finland         141,510     1,304,813
--------------------------------------------------------------------------------
  TOTAL                                                             7,239,486
--------------------------------------------------------------------------------

  MEDIA (1.8%)
  United Business
     Media PLC                          United Kingdom  198,680       681,474
  Wolters Kluwer NV                     Netherlands      21,540       242,096
  WPP Group PLC                         United Kingdom  202,110     1,089,377
--------------------------------------------------------------------------------
  TOTAL                                                             2,012,947
--------------------------------------------------------------------------------

  PHARMACEUTICALS & BIOTECHNOLOGY (5.1%)
  Aventis SA                            France           33,580     1,474,128
* CK Life Sciences
     International, Inc.                Hong Kong         2,560           400
  Glaxosmithkline PLC                   United Kingdom   77,740     1,367,651
  Ono Pharmaceutical
     Co., Ltd.                          Japan            41,000     1,275,848
* Shire Pharmaceuticals
     Group                              United Kingdom  238,840     1,455,349
--------------------------------------------------------------------------------
  TOTAL                                                             5,573,376
--------------------------------------------------------------------------------

  REAL ESTATE (1.1%)
  Cheung Kong
     Holdings, Ltd.                     Hong Kong       223,000     1,232,305
--------------------------------------------------------------------------------

  RETAILING (1.2%)
  Marks & Spencer
     Group PLC                          United Kingdom  296,009     1,319,440
--------------------------------------------------------------------------------

  SOFTWARE & COMPUTER SERVICES (1.9%)
* Check Point Software Tech             Israel           81,590     1,180,608
  Sap AG                                Germany          11,490       865,114
--------------------------------------------------------------------------------
  TOTAL                                                             2,045,722
--------------------------------------------------------------------------------

  TECHNOLOGY HARDWARE & EQUIPMENT (2.6%)
  Hitachi, Ltd.                         Japan           332,000     1,156,316
  Samsung Electronics                   South Korea       7,390     1,673,052
--------------------------------------------------------------------------------
  TOTAL                                                             2,829,368
--------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (8.0%)
  BCE, Inc.                             Canada           81,850     1,502,396
  Cable & Wireless PLC                  United Kingdom  206,887       225,641
  KT Corp. Spons, ADR                   Republic of Korea82,460     1,415,838
  Nippon Telegraph &
     Telephone Corp.                    Japan               414     1,406,999
  Philippine Long Distance
     Telephone, ADR                     Philippines       5,290        30,523

-------------------------------------------------------------------------------
                                                                MARCH 31, 2003
-------------------------------------------------------------------------------

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

                                        Country      Shares/Par         Value
-------------------------------------------------------------------------------
  TELECOMMUNICATION SERVICES (CONTINUED)
  Telecom Corporation of
     New Zealand, Ltd.                  New Zealand     521,870    $1,307,158
* Telefonica SA, ADR                    Spain            38,423     1,077,765
  Telefonos de
     Mexico SA, ADR                     Mexico           55,280     1,642,923
-------------------------------------------------------------------------------
  TOTAL                                                             8,609,243
-------------------------------------------------------------------------------

  TRANSPORTATION (3.8%)
* British Airways PLC                   United Kingdom  267,250       439,326
  Deutsche Post AG                      Germany         150,380     1,481,774
  East Japan Railway Co.                Japan               233     1,017,828
  Nippon Express Co., Ltd.              Japan           309,000     1,240,378
-------------------------------------------------------------------------------
  TOTAL                                                             4,179,306
-------------------------------------------------------------------------------

  UTILITIES (7.3%)
  E.On AG                               Germany          40,120     1,659,223
  Endesa SA                             Spain            92,230     1,122,151
  Hong Kong Electric
     Holdings, Ltd.                     Hong Kong       332,248     1,324,826
  Iberdrola SA                          Spain           100,830     1,642,684
  Korea Electric Power Corp.            South Korea      48,010       685,064
  Suez Lyonnaise                        France          129,390     1,503,677
-------------------------------------------------------------------------------
  TOTAL                                                             7,937,625
-------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $114,768,778)                                           100,036,235
-------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (8.5%)
  FINANCE LESSORS (2.3%)
  Receivables Capital Corp.,
     1.26%, 5/1/03                      United States 2,497,375     2,497,375
-------------------------------------------------------------------------------

  FINANCE SERVICES (2.3%)
  Preferred Receivable Funding
     Corp., 1.27%, 4/30/03              United States 2,497,442     2,497,442
-------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.2%)
  Quincy Capital Corp.,
     1.26%, 5/2/03                      United States 2,497,288     2,497,288
-------------------------------------------------------------------------------
  SHORT-TERM BUSINESS CREDIT (1.7%)
  UBS Finance LLC,
     1.36%, 4/1/03                      United States 1,800,000     1,800,000
-------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $9,292,105)                                               9,292,105
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.4%)
    (COST $124,060,883)^                                          109,328,340
-------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-0.4%)                            (455,775)
-------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                      $108,872,565
-------------------------------------------------------------------------------

* Non-Income Producing

  ADR - American Depositary Receipt

^ At March 31, 2003, the aggregate cost of securities for federal tax purposes was $124,521,229 and the net unrealized depreciation of investments based on that cost was $15,192,889 which is comprised of $7,248,882 aggregate gross unrealized appreciation and $22,441,771 aggregate gross unrealized depreciation.

INVESTMENT PERCENTAGES BY COUNTRY:

 United Kingdom                 19.6%
 Japan                          10.4%
 Germany                         7.9%
 France                          7.1%
 Spain                           5.4%
 Other                          49.6%
-------------------------------------
 TOTAL                        100.00%
-------------------------------------

 The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ---------------------
                              INDEX 400 STOCK FUND
                             ---------------------

  INDEX 400 STOCK FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap
 400 Index.

 PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

 STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

 NET ASSETS:  $114.0 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund seeks investment results that approximate the performance of the S&P MidCap 400 Index. The Fund invests in stocks that are in proportion to their weightings in the S&P MidCap 400 Index in order to attempt to achieve the Fund's objective of matching the performance of that Index. For the fiscal year ended March 31, 2003, the Fund reported a return of -23.95%. This compared to a return of -23.45% for the S&P MidCap 400 Index.

The S&P MidCap 400 Index comprises stocks of medium-sized companies, generally smaller than those included in the S&P 500R Index. At March 31, 2003, the 400 companies in the Index had total market value of $666.3 billion. The median market value was $1.5 billion; the weighted average was $2.4 billion. Market value of companies included in the Index ranged from $162 million to $8.3 billion.

Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. For the fiscal year, the Fund achieved its objective of matching the performance of the S&P MidCap 400 Index before expenses.

SECTOR ALLOCATION
3/31/03

Financials                       20%
Consumer Discretionary           17%
Healthcare                       14%
Industrials                      13%
Information Technology           11%
Energy                            8%
Utilities                         7%
Consumer Staples                  5%
Materials                         4%
Telecommunication Services        1%

Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.


TOP 10 EQUITY HOLDINGS
3/31/03

Company                                    % Net Assets
-------------------------------------------------------
Gilead Sciences, Inc.                              1.1%
M&T Bank Corp.                                     1.0%
The Washington Post Co. - Class B                  0.9%
Affiliated Computer Services, Inc. - Class A       0.8%
Mylan Laboratories, Inc.                           0.7%
IDEC Pharmaceuticals Corp.                         0.7%
Weatherford International, Ltd.                    0.7%
National Commerce Financial Corp.                  0.7%
Valero Energy Corp.                                0.6%
GreenPoint Financial Corp.                         0.6%

PERFORMANCE RELATIVE TO S&P MidCap 400 Index

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938                               11,954
9/30/00       12,325          12,856                               12,963
3/31/01       10,542          10,967                               11,122
9/30/01        9,961          10,326                               10,501
3/31/02       12,508          12,799                               13,223
9/30/02        9,452           9,734                               10,007
3/31/03        9,513           9,772             9,529             10,121

Time period 7/12/99 through 3/31/03.

TOTAL RETURN                                                  Average
                                                               Annual
                                                One             Since
For the periods ended March 31, 2003            Year         Inception*
--------------------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)      -23.95%           -0.03%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                          -23.45%            0.32%
--------------------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2003, the 400 companies in the composite had a median market capitalization of $1.5 billion and a total market value of $666.3 billion. The MidCap 400 represents approximately 5.9% of the market value of Compustat's database of about 11,442 equities. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           -------------------------
                              INDEX 400 STOCK FUND
                           -------------------------

 SCHEDULE OF INVESTMENTS 3/31/03
                                        Shares/Par               Value
--------------------------------------------------------------------------------
  COMMON STOCK (92.5%)
  CONSUMER DISCRETIONARY (15.5%)
* 99 Cents Only Stores                      10,900            $277,950
* Abercrombie & Fitch Co. - Class A         15,100             453,453
* American Eagle Outfitters, Inc.           11,050             160,435
  Applebee's International, Inc.             8,600             241,144
  ArvinMeritor, Inc.                        10,675             149,343
  Bandag, Inc.                               3,000              95,670
* Barnes & Noble, Inc.                      10,000             189,900
  Belo Corp. - Class A                      17,600             356,576
* BJ's Wholesale Club, Inc.                 10,800             122,040
  Blyth, Inc.                                7,200             183,096
  Bob Evans Farms, Inc.                      5,400             130,086
* Borders Group, Inc.                       12,300             180,810
  BorgWarner, Inc.                           4,200             200,928
* Brinker International, Inc.               15,050             459,025
  Callaway Golf Co.                         11,800             140,184
* CarMax, Inc.                              16,000             233,120
* Catalina Marketing Corp.                   8,300             159,609
  CBRL Group, Inc.                           7,700             211,365
* CDW Computer Centers, Inc.                13,000             530,400
* The Cheesecake Factory, Inc.               7,800             251,706
* Chico's FAS, Inc.                         13,200             264,000
  Claire's Stores, Inc.                      7,600             179,436
  Clayton Homes, Inc.                       21,200             234,048
* Coach, Inc.                               14,000             536,620
* Copart, Inc.                              14,400             110,592
  D.R. Horton, Inc.                         22,800             437,760
* Dollar Tree Stores, Inc.                  17,750             353,225
* Emmis Communications Corp. - Class A       8,300             140,104
* Entercom Communications Corp. -
     Class A                                 7,800             342,498
* Extended Stay America, Inc.               14,600             147,460
  Federal Signal Corp.                       7,400             105,080
* Furniture Brands International, Inc.       8,700             170,172
* Gentex Corp.                              11,800             300,192
* GTECH Holdings Corp.                       8,800             287,408
  Harte-Hanks, Inc.                         14,150             270,265
* Hispanic Broadcasting Corp. - Class A     16,900             349,154
  International Speedway Corp. - Class A     8,300             332,498
* Krispy Kreme Doughnuts, Inc.               8,700             294,582
* Lear Corp.                                10,200             360,570
  Lee Enterprises, Inc.                      6,900             217,488
  Lennar Corp.                              10,100             540,855
* Macrovision Corp.                          7,500              89,925
* Mandalay Resort Group                     10,300             283,868
  Media General, Inc. - Class A              3,500             172,340
* Michaels Stores, Inc.                     10,500             262,605

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
  Modine Manufacturing Co.                   5,200             $77,948
  Mohawk Industries, Inc.                   10,300             493,782
* The Neiman Marcus Group, Inc. -
     Class A                                 7,500             217,425
  Outback Steakhouse, Inc.                  11,800             417,484
* Park Place Entertainment Corp.            46,700             332,504
* Payless ShoeSource, Inc.                  10,521             164,654
* PETsMART, Inc.                            21,600             272,160
  Pier 1 Imports, Inc.                      14,400             228,384
  The Reader's Digest Association, Inc. -
     Class A                                15,200             155,192
  Ross Stores, Inc.                         12,100             437,415
  Ruby Tuesday, Inc.                        10,000             204,000
* Saks, Inc.                                22,100             169,949
* Scholastic Corp.                           6,100             164,090
* Six Flags, Inc.                           14,400              80,640
  Superior Industries International, Inc.    4,300             156,649
* The Timberland Co. - Class A               5,700             238,317
* Toll Brothers, Inc.                       11,000             212,300
* Unifi, Inc.                                8,400              40,404
* United Rentals, Inc.                      11,900             114,478
  The Washington Post Co. - Class B          1,500           1,022,040
* Westwood One, Inc.                        16,400             512,336
* Williams-Sonoma, Inc.                     18,100             394,580
--------------------------------------------------------------------------------
  TOTAL                                                     17,616,316
--------------------------------------------------------------------------------

  CONSUMER STAPLES (4.7%)
  Church & Dwight Co., Inc.                  6,200             188,232
* Constellation Brands, Inc. - Class A      14,100             320,070
* Dean Foods Co.                            14,158             607,519
  The Dial Corp.                            14,800             287,120
  Dreyer's Grand Ice Cream, Inc.             5,400             374,328
* Energizer Holdings, Inc.                  13,600             346,664
  Hormel Foods Corp.                        21,500             455,155
  Interstate Bakeries Corp.                  7,000              73,500
  The J.M. Smucker Co.                       7,780             272,067
  Lancaster Colony Corp.                     5,600             214,754
  Longs Drug Stores Corp.                    6,000              90,000
  PepsiAmericas, Inc.                       23,400             275,184
  Ruddick Corp.                              7,200              88,560
  Sensient Technologies Corp.                7,400             148,148
* Smithfield Foods, Inc.                    17,000             301,240
  Tootsie Roll Industries, Inc.              8,252             235,430
  Tyson Foods, Inc. - Class A               54,690             423,848
  Universal Corp.                            3,900             147,264
* Whole Foods Market, Inc.                   9,100             506,324
--------------------------------------------------------------------------------
  TOTAL                                                      5,355,407
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ---------------------
                              INDEX 400 STOCK FUND
                             ---------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  ENERGY (7.4%)
* Cooper Cameron Corp.                       8,500            $420,835
  ENSCO International, Inc.                 23,200             591,832
* FMC Technologies, Inc.                    10,199             195,821
* Forest Oil Corp.                           7,300             162,790
* Grant Prideco, Inc.                       18,800             226,728
* Hanover Compressor Co.                    10,300              66,950
  Helmerich & Payne, Inc.                    7,800             199,836
  Murphy Oil Corp.                          14,200             627,214
* National-Oilwell, Inc.                    13,100             293,309
  Noble Energy, Inc.                         8,900             305,181
  Ocean Energy, Inc.                        27,600             552,000
  Overseas Shipholding Group, Inc.           5,400              90,180
* Patterson-UTI Energy, Inc.                12,500             404,500
* Pioneer Natural Resources Co.             18,200             456,820
  Pogo Producing Co.                         9,500             377,815
* Pride International, Inc.                 20,900             281,941
* Smith International, Inc.                 15,800             556,634
  Tidewater, Inc.                            9,400             269,968
  Valero Energy Corp.                       16,600             686,908
* Varco International, Inc.                 15,067             275,877
* Weatherford International, Ltd.           20,200             762,954
  Western Gas Resources, Inc.                5,100             166,005
  XTO Energy, Inc.                          26,199             497,781
--------------------------------------------------------------------------------
  TOTAL                                                      8,469,879
--------------------------------------------------------------------------------

  FINANCIALS (18.2%)
  A.G. Edwards, Inc.                        12,400             321,160
* Allmerica Financial Corp.                  8,200             115,046
  AMB Property Corp.                        12,800             361,600
  American Financial Group, Inc.            10,700             212,395
* AmeriCredit Corp.                         24,100              79,530
  AmerUs Group Co.                           6,100             149,694
  Arthur J. Gallagher & Co.                 13,700             336,335
  Associated Banc-Corp.                     11,641             376,354
  Astoria Financial Corp.                   13,500             313,605
  Bank of Hawaii Corp.                       9,400             289,520
  Banknorth Group, Inc.                     25,100             547,431
  Brown & Brown, Inc.                       10,800             338,148
  City National Corp.                        7,800             342,732
  The Colonial BancGroup, Inc.              19,200             216,000
  Commerce Bancorp, Inc.                    10,500             417,270
  Compass Bancshares, Inc.                  19,900             622,273
* E*TRADE Group, Inc.                       56,200             236,602
  Eaton Vance Corp.                         10,800             288,684
  Everest Re Group, Ltd.                     7,900             451,959
  Fidelity National Financial, Inc.         14,890             508,494
  The First American Corp.                  11,200             273,280
  First Virginia Banks, Inc.                11,100             435,453
  FirstMerit Corp.                          13,100             241,564
  GATX Corp.                                 7,600             110,048
  Greater Bay Bancorp                        8,000             114,400

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  GreenPoint Financial Corp.                15,200            $681,112
  HCC Insurance Holdings, Inc.               9,700             247,932
  Hibernia Corp. - Class A                  24,500             415,520
  Horace Mann Educators Corp.                6,400              83,968
  Hospitality Properties Trust               9,700             296,335
  Independence Community Bank Corp.          8,900             235,405
  IndyMac Bancorp, Inc.                      8,600             167,270
* Investment Technology Group, Inc.          7,500             104,775
  Investors Financial Services Corp.        10,100             245,935
* LaBranche & Co., Inc.                      9,300             170,934
  Legg Mason, Inc.                          10,100             492,274
  Leucadia National Corp.                    9,100             325,234
  Liberty Property Trust                    11,900             372,470
  M&T Bank Corp.                            14,300           1,123,693
  Mack-Cali Realty Corp.                     8,900             275,633
  Mercantile Bankshares Corp.               10,700             363,158
  The MONY Group, Inc.                       7,300             152,570
  National Commerce Financial Corp.         31,920             756,503
  Neuberger Berman, Inc.                    10,850             306,296
  New Plan Excel Realty Trust, Inc.         15,100             295,809
  New York Community Bancorp, Inc.          16,700             497,660
* Ohio Casualty Corp.                        9,400             121,448
  Old Republic International Corp.          18,700             500,225
  The PMI Group, Inc.                       14,000             357,700
  Protective Life Corp.                     10,700             305,485
  Provident Financial Group, Inc.            7,600             161,348
  Radian Group, Inc.                        14,500             484,010
  Roslyn Bancorp, Inc.                      12,900             231,942
  SEI Investments Co.                       16,500             432,300
* Silicon Valley Bancshares                  6,000             109,140
  Sovereign Bancorp, Inc.                   40,600             562,310
  StanCorp Financial Group, Inc.             4,600             237,130
  TCF Financial Corp.                       11,400             456,456
  United Dominion Realty Trust, Inc.        16,700             266,866
  Unitrin, Inc.                             10,500             243,285
  Waddell & Reed Financial, Inc. -
     Class A                                12,500             219,625
  Webster Financial Corp.                    7,100             249,352
  Westamerica Bancorporation                 5,200             205,348
  Wilmington Trust Corp.                    10,200             283,560
--------------------------------------------------------------------------------
  TOTAL                                                     20,737,593
--------------------------------------------------------------------------------

  HEALTHCARE (13.0%)
* AdvancePCS                                14,000             396,760
* Apogent Technologies, Inc.                16,400             239,112
* Apria Healthcare Group, Inc.               8,500             198,560
* Barr Laboratories, Inc.                   10,250             584,250
  Beckman Coulter, Inc.                      9,500             323,285
* Charles River Laboratories                 7,000             178,640
* Community Health Systems, Inc.            24,200             495,858

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                             ---------------------
                              INDEX 400 STOCK FUND
                             ---------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
* Covance, Inc.                              9,300            $215,016
* Coventry Health Care, Inc.                 9,300             305,970
* Cytyc Corp.                               18,000             234,900
  DENTSPLY International, Inc.              12,200             424,438
* Edwards Lifesciences Corp.                 9,300             254,820
* Express Scripts, Inc. - Class A           12,100             673,728
* First Health Group Corp.                  15,800             401,952
* Gilead Sciences, Inc.                     30,600           1,284,894
* Health Net, Inc.                          19,200             513,984
* Henry Schein, Inc.                         6,800             306,680
  Hillenbrand Industries, Inc.               9,600             489,408
  ICN Pharmaceuticals, Inc.                 13,000             115,830
* IDEC Pharmaceuticals Corp.                23,800             819,172
* IVAX Corp.                                30,300             371,175
* LifePoint Hospitals, Inc.                  6,100             153,171
* Lincare Holdings, Inc.                    16,400             503,316
* Millennium Pharmaceuticals, Inc.          44,700             351,342
  Mylan Laboratories, Inc.                  28,600             822,250
  Omnicare, Inc.                            14,700             399,987
* Oxford Health Plans, Inc.                 13,000             394,680
* PacifiCare Health Systems, Inc.            5,600             135,184
* Patterson Dental Co.                      10,600             486,858
  Perrigo Co.                               10,800             128,304
* Pharmaceutical Resources, Inc.             5,100             216,648
* Protein Design Labs, Inc.                 13,800             102,120
* Sepracor, Inc.                            13,100             177,505
* Sicor, Inc.                               18,200             303,940
* STERIS Corp.                              10,800             282,528
* Triad Hospitals, Inc.                     11,614             312,417
* Universal Health Services, Inc. -
     Class B                                 9,400             383,238
* Varian Medical Systems, Inc.              10,600             571,658
* Vertex Pharmaceuticals, Inc.              11,900             132,328
* VISX, Inc.                                 8,000              84,800
--------------------------------------------------------------------------------
  TOTAL                                                     14,770,706
--------------------------------------------------------------------------------

  INDUSTRIALS (12.0%)
* AGCO Corp.                                11,700             188,370
  Airborne, Inc.                             7,500             147,075
* Alaska Air Group, Inc.                     4,100              64,206
  Alexander & Baldwin, Inc.                  6,400             159,104
  ALLETE, Inc.                              13,300             276,108
  AMETEK, Inc.                               5,100             168,351
  Banta Corp.                                3,900             114,972
* The BISYS Group, Inc.                     18,600             303,552
  C.H. Robinson Worldwide, Inc.             13,100             428,370
* Career Education Corp.                     7,200             352,224
  Carlisle Companies, Inc.                   4,800             194,352
* Ceridian Corp.                            23,100             322,938
* Certegy, Inc.                             10,300             259,560

                                        Shares/Par               Value
------------------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
* CheckFree Corp.                           12,300            $276,504
* ChoicePoint, Inc.                         13,233             448,599
  CNF, Inc.                                  7,700             234,465
* Corinthian Colleges, Inc.                  6,800             268,600
* CSG Systems International, Inc.            8,000              69,360
* DeVry, Inc.                               10,900             203,503
  Donaldson Company, Inc.                    6,800             248,744
* DST Systems, Inc.                         18,600             505,920
* The Dun & Bradstreet Corp.                11,600             443,700
* Dycom Industries, Inc.                     7,400              76,442
* Education Management Corp.                 5,500             218,735
* EGL, Inc.                                  7,300             108,478
* Expeditors International of
     Washington, Inc.                       16,200             582,390
  Fastenal Co.                              11,800             332,642
* Flowserve Corp.                            8,600             100,190
  Granite Construction, Inc.                 6,400             100,480
  Harsco Corp.                               6,300             192,087
  Herman Miller, Inc.                       11,400             183,540
  HON INDUSTRIES, Inc.                       9,200             262,200
  Hubbell, Inc. - Class B                    9,200             287,960
* J.B. Hunt Transport Services, Inc.         6,100             164,212
* Jacobs Engineering Group, Inc.             8,500             357,085
  Kelly Services, Inc. - Class A             5,500             118,360
  Kennametal, Inc.                           5,500             154,715
* Korn/Ferry International                   5,900              38,645
* L-3 Communications Holdings, Inc.         14,700             590,499
  Manpower, Inc.                            12,000             358,560
  Nordson Corp.                              5,200             125,268
  Pentair, Inc.                              7,700             272,195
  Pittston Brink's Group                     8,400             116,424
  Precision Castparts Corp.                  8,200             195,406
* Quanta Services, Inc.                     10,600              33,920
* Republic Services, Inc.                   25,500             505,920
  Rollins, Inc.                              7,000             161,210
* Sequa Corp. - Class A                      1,600              54,800
* Sotheby's Holdings, Inc. - Class A         9,600              88,128
* SPX Corp.                                 12,500             427,000
* Swift Transportation Co., Inc.            13,000             208,000
* Sylvan Learning Systems, Inc.              6,251              99,266
  Tecumseh Products Co. - Class A            2,900             118,842
  Teleflex, Inc.                             6,100             217,770
  Trinity Industries, Inc.                   7,100             122,262
* Valassis Communications, Inc.              8,200             216,480
  Viad Corp.                                13,700             293,728
  Wallace Computer Services, Inc.            6,600             164,406
  Werner Enterprises, Inc.                   9,900             190,674
  York International Corp.                   6,200             130,200
--------------------------------------------------------------------------------
  TOTAL                                                     13,647,696
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ---------------------
                              INDEX 400 STOCK FUND
                             ---------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (10.7%)
* 3Com Corp.                                56,200            $277,066
* Activision, Inc.                          10,300             148,835
* Acxiom Corp.                              13,900             233,937
* ADTRAN, Inc.                               5,800             208,278
* Advanced Fibre Communications, Inc.       13,100             198,334
* Advent Software, Inc.                      5,100              62,062
* Affiliated Computer Services, Inc. -
     Class A                                20,600             911,756
* Arrow Electronics, Inc.                   15,500             227,850
* Ascential Software Corp.                  37,500             105,000
* Atmel Corp.                               72,400             115,840
* Avnet, Inc.                               18,600             194,928
* Avocent Corp.                              7,000             163,380
* Cabot Microelectronics Corp.               3,785             158,478
* Cadence Design Systems, Inc.              41,800             418,000
* CommScope, Inc.                            9,200              69,000
* Credence Systems Corp.                     9,500              64,600
* Cree, Inc.                                11,400             211,128
* Cypress Semiconductor Corp.               19,200             132,480
  Diebold, Inc.                             11,200             380,128
  Fair, Issac and Co., Inc.                  7,500             381,150
* Fairchild Semiconductor International,
     Inc. - Class A                         18,200             190,372
* Gartner Group, Inc. - Class B             12,700              95,631
  Harris Corp.                              10,300             286,031
* Imation Corp.                              5,500             204,710
* InFocus Corp.                              3,500              17,290
* Integrated Device Technology, Inc.        16,100             127,834
* International Rectifier Corp.             10,000             196,700
* Internet Security Systems, Inc.            7,700              76,461
* Intersil Corp. - Class A                  21,300             331,428
  Jack Henry & Associates, Inc.             13,600             144,024
* Keane, Inc.                               11,100              90,798
* KEMET Corp.                               13,400             104,520
* Lam Research Corp.                        19,600             223,224
* Lattice Semiconductor Corp.               17,500             131,950
* Legato Systems, Inc.                      18,100              92,853
* LTX Corp.                                  7,700              38,500
* Macromedia, Inc.                           9,700             117,176
* McDATA Corp. - Class A                    17,700             152,043
* Mentor Graphics Corp.                     10,400              92,976
* Micrel, Inc.                              14,300             131,846
  Microchip Technology, Inc.                31,600             628,840
* MPS Group, Inc.                           15,900              82,998
* National Instruments Corp.                 7,900             278,633
* Network Associates, Inc.                  24,300             335,583
* Newport Corp.                              6,000              70,860
* Overture Services, Inc.                    9,200             139,564

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Plantronics, Inc.                          6,900            $100,809
* Plexus Corp.                               6,600              60,390
* Polycom, Inc.                             15,500             125,240
* Powerwave Technologies, Inc.              10,300              35,020
* Quantum Corp. - DLT &
     Storage Systems                        26,800              96,748
* Retek, Inc.                                8,300              47,891
  The Reynolds and Reynolds Co. -
     Class A                                10,500             265,650
* RF Micro Devices, Inc.                    28,400             171,224
* RSA Security, Inc.                         8,800              62,480
* SanDisk Corp.                             10,700             179,974
* Semtech Corp.                             11,400             172,710
* Storage Technology Corp.                  16,700             337,674
* Sybase, Inc.                              14,700             190,365
* Synopsys, Inc.                            11,500             489,440
* Tech Data Corp.                            8,800             210,672
* The Titan Corp.                           12,100              90,145
* Transaction Systems Architects, Inc. -
     Class A                                 4,200              24,948
* TriQuint Semiconductor, Inc.              20,637              58,196
* Varian, Inc.                               5,300             151,898
* Vishay Intertechnology, Inc.              24,800             252,464
* Wind River Systems, Inc.                  12,300              36,654
--------------------------------------------------------------------------------
  TOTAL                                                     12,205,667
--------------------------------------------------------------------------------

  MATERIALS (4.1%)
* Airgas, Inc.                              11,200             207,312
* AK Steel Holding Corp.                    16,800              54,600
  Albemarle Corp.                            6,500             158,275
  Arch Coal, Inc.                            8,100             153,981
  Bowater, Inc.                              8,600             319,490
  Cabot Corp.                                9,600             229,056
  Carpenter Technology Corp.                 3,500              35,525
  Crompton Corp.                            17,678              71,596
* Cytec Industries, Inc.                     6,000             167,100
  Ferro Corp.                                6,300             134,631
* FMC Corp.                                  5,500              86,240
  IMC Global, Inc.                          17,900             172,198
  Longview Fibre Co.                         7,900              52,535
  The Lubrizol Corp.                         8,000             240,080
  Lyondell Chemical Co.                     24,900             347,355
  Martin Marietta Materials, Inc.            7,600             209,836
  Minerals Technologies, Inc.                3,100             118,141
  Olin Corp.                                 9,000             163,530
  P.H. Glatfelter Co.                        6,800              72,488
* Packaging Corporation of America          16,200             291,762
  Peabody Energy Corp.                       8,100             225,909

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                             ----------------------
                              INDEX 400 STOCK FUND
                             ----------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  MATERIALS (CONTINUED)
  Potlatch Corp.                             4,400             $85,492
  Rayonier, Inc.                             4,300             189,458
  RPM, Inc.                                 18,000             189,000
  Solutia, Inc.                             16,300              25,265
  Sonoco Products Co.                       15,000             313,950
  The Valspar Corp.                          7,800             319,254
  Wausau-Mosinee Paper Corp.                 8,000              81,600
--------------------------------------------------------------------------------
  TOTAL                                                      4,715,659
--------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (0.5%)
* Broadwing, Inc.                           34,000             136,000
* Price Communications Corp.                 8,500             101,660
  Telephone and Data Systems, Inc.           9,100             372,281
--------------------------------------------------------------------------------
  TOTAL                                                        609,941
--------------------------------------------------------------------------------

  UTILITIES (6.4%)
  AGL Resources, Inc.                        9,700             229,211
  Alliant Energy Corp.                      14,300             229,801
* Aquila, Inc.                              28,200              58,656
  Black Hills Corp.                          4,300             118,207
  DPL, Inc.                                 19,700             245,462
  DQE, Inc.                                 11,600             141,404
  Energy East Corp.                         22,500             400,500
  Equitable Resources, Inc.                  9,600             360,096
  Great Plains Energy, Inc.                 10,800             257,796
  Hawaiian Electric Industries, Inc.         5,700             232,332
  IDACORP, Inc.                              5,900             134,520
  MDU Resources Group, Inc.                 11,100             309,912
  National Fuel Gas Co.                     12,500             273,375
  Northeast Utilities                       21,100             293,712
  NSTAR                                      8,200             328,164
  OGE Energy Corp.                          12,200             219,234
  ONEOK, Inc.                               11,300             207,242
  Pepco Holdings, Inc.                      25,400             441,960
  Philadelphia Suburban Corp.               10,500             230,475
  PNM Resources, Inc.                        6,100             137,189
  Puget Energy, Inc.                        14,400             306,864
  Questar Corp.                             12,700             375,539
  SCANA Corp.                               17,200             514,624
* Sierra Pacific Resources                  15,858              50,428
  Vectren Corp.                             10,500             225,855
  Westar Energy, Inc.                       11,100             134,532
  WGL Holdings, Inc.                         7,600             201,324
  Wisconsin Energy Corp.                    18,100             459,740
  WPS Resources Corp.                        5,000             200,000
--------------------------------------------------------------------------------
  TOTAL                                                      7,318,154
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $119,569,265)                                    105,447,018
--------------------------------------------------------------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (7.2%)
  FEDERAL GOVERNMENT & AGENCIES (0.5%)
- FEDERAL NATIONAL MORTGAGE ASSOCIATION,
      1.23%, 5/28/03                       600,000            $598,832
--------------------------------------------------------------------------------

  FINANCE LESSORS (1.8%)
- Receivables Capital Corp.,
     1.26%, 5/1/03                       2,000,000           1,997,900
--------------------------------------------------------------------------------

  FINANCE SERVICES (2.2%)
- Preferred Receivable Funding,
     1.27%, 4/30/03                      2,500,000           2,497,441
--------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.2%)
- Quincy Capital Corp.,
     1.26%, 5/2/03                       2,500,000           2,497,288
--------------------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (0.5%)
- UBS Finance LLC, 1.36%, 4/1/03           600,000             600,000
--------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $8,191,461)                                        8,191,461
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.7%)
    (COST $127,760,726)^                                   113,638,479
--------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.3%)                        343,105
--------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $113,981,584
--------------------------------------------------------------------------------

*   Non-Income Producing

- All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                             Unrealized
                              Number of      Expiration     Appreciation
 Issuer                       Contracts         Date       (Depreciation)
--------------------------------------------------------------------------------
 S&P MidCap 400 Index Futures
    (Total notional value at
       3/31/03, $8,002,725)       39            6/03         $(18,450)

 ^At March 31, 2003 the aggregate cost of securities for federal tax purposes was $128,260,532 and the net unrealized depreciation of investments based on that cost was $14,622,053 which is comprised of $4,709,562 aggregate gross unrealized appreciation and $19,331,615 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               ------------------
                               GROWTH STOCK FUND
                               ------------------

  GROWTH STOCK FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

 PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

 STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

 NET ASSETS:  $110.3 million
--------------------------------------------------------------------------------

The Growth Stock Fund seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Fund seeks to achieve this objective by selecting investments or companies which have above-average earnings growth potential. The Fund invests primarily in common stocks of well-established companies, with emphasis placed on high-quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis. For the fiscal year ended March 31, 2003, the Growth Stock Fund recorded a return of -24.28%, comparable to the negative performance of its benchmark, the S&P 500R Index, which had a return of -24.76%.

The most important factor contributing to the Fund's negative return for the period was stock selection in two sectors: technology, particularly semiconductors, and financials, where Bank of New York was a holding that performed poorly. Another negative factor impacting the Fund was the poor performance of Baxter International in the healthcare sector.

Balancing these negatives was strong performance of several holdings in the overweighted consumer discretionary sector; these included Lowe's, Bed, Bath & Beyond, Tribune Company and Newell. The overweighted position in consumer stocks relative to the S&P 500R Index was reduced during the first quarter of 2003, with emphasis on limiting exposure to economically sensitive media and publishing stocks.

Under normal circumstances, the Fund will invest at least 80% of its assets in stocks. At March 31, 2003, the Fund remained close to fully invested, with S&P Index Futures used at times to maintain the desired degree of market exposure.

An ongoing theme guiding the management of this Fund is the selection of stocks that are current or emerging leaders in their industries, often mid-cap companies that are not yet well recognized in the market. An example of such a stock is Ecolab, a leader in premium commercial cleaning and sanitizing products and services, with special strength in the hospitality industry. This stock performed quite well over the last year. Other holdings with very positive returns were Medtronic and Principal Financial Group.

SECTOR ALLOCATION
3/31/03

Consumer Discretionary                         22%
Healthcare                                     16%
Financials                                     14%
Information Technology                         13%
Consumer Staples                               10%
Industrials                                     8%
Energy                                          6%
Short-term Investments and Other Assets, net    5%
Materials                                       4%
S&P 500(R) Index Futures                        2%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/03

Company                 % Net Assets
------------------------------------
Microsoft Corp.                 3.8%
Pfizer, Inc.                    3.2%
Johnson & Johnson               2.8%
Medtronic, Inc.                 2.6%
Kohl's Corp.                    2.3%
Fiserv, Inc.                    2.2%
Wal-Mart Stores, Inc.           2.2%
PepsiCo, Inc.                   2.2%
Ecolab, Inc.                    2.2%
Walgreen Co.                    2.1%

Asset Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                               ------------------
                               GROWTH STOCK FUND
                               ------------------

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539                        20,650
9/30/00              21,031          21,596                        19,916
3/31/01              16,706          17,099                        16,186
9/30/01              14,758          15,069                        14,618
3/31/02              16,500          16,616                        16,255
9/30/02              12,507          12,666                        11,623
3/31/03              12,495          12,617         12,517         12,207

Time period 3/31/97 through 3/31/03.

TOTAL RETURN
                                                                   Average
                                                                    Annual
                                              One      Five         Since
For the periods ended March 31, 2003          Year     Year*      Inception*
--------------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)   -24.28%     -1.99%      4.63%
--------------------------------------------------------------------------------
S&P 500(R) Index                           -24.76%     -3.76%      3.38%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500R Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 3/31/03

                                        Shares/Par               Value
--------------------------------------------------------------------------------

  COMMON STOCK (92.7%)
  CONSUMER DISCRETIONARY (21.6%)
* Bed Bath & Beyond, Inc.                   31,400          $1,084,556
* Comcast Corp. - Class A                    7,743             221,372
  Darden Restaurants, Inc.                  57,600           1,028,160
  Fortune Brands, Inc.                      37,500           1,607,625
  Gannett Co., Inc.                          6,000             422,580
  Harley-Davidson, Inc.                     52,500           2,084,775
* Kohl's Corp.                              44,100           2,495,178
  Lowe's Companies, Inc.                    28,000           1,142,960
  The McGraw-Hill Companies, Inc.           30,200           1,678,818
  The New York Times Co. - Class A          29,800           1,285,870
  Newell Rubbermaid, Inc.                   69,800           1,978,830
  Target Corp.                              63,000           1,843,380
  Tribune Co.                               39,200           1,764,392
* Viacom, Inc. - Class B                    33,900           1,238,028
  Wal-Mart Stores, Inc.                     47,100           2,450,613
  Wendy's International, Inc.               50,600           1,392,006
--------------------------------------------------------------------------------
  TOTAL                                                     23,719,143
--------------------------------------------------------------------------------

  CONSUMER STAPLES (10.3%)
  Anheuser-Busch Companies, Inc.            32,700           1,524,147
  Colgate-Palmolive Co.                     31,800           1,731,192
* Dean Foods Co.                            24,100           1,034,131
  General Mills, Inc.                       28,300           1,289,065
  Kellogg Co.                               21,500             658,975
  Kraft Foods, Inc.                         16,900             476,580
  PepsiCo, Inc.                             60,180           2,407,200
  Walgreen Co.                              77,300           2,278,804
--------------------------------------------------------------------------------
  TOTAL                                                     11,400,094
--------------------------------------------------------------------------------

  ENERGY (6.5%)
  ConocoPhillips                            32,143           1,722,865
  EOG Resources, Inc.                       50,600           2,001,736
  Exxon Mobil Corp.                         62,484           2,183,816
* Nabors Industries, Ltd.                   17,400             693,738
* Noble Corp.                               17,200             540,424
--------------------------------------------------------------------------------
  TOTAL                                                      7,142,579
--------------------------------------------------------------------------------

  FINANCIALS (14.0%)
  American Express Co.                      34,900           1,159,727
  American International Group, Inc.        21,700           1,073,065
  The Bank of New York Company, Inc.        37,700             772,850
  Citigroup, Inc.                           41,700           1,436,565
  Fifth Third Bancorp                       32,950           1,652,113
  Freddie Mac                               22,900           1,215,990
  Lehman Brothers Holdings, Inc.            30,200           1,744,050
  Marsh & McLennan Companies, Inc.          25,800           1,099,854
  Morgan Stanley Dean Witter & Co.          35,900           1,376,765

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------

  FINANCIALS (CONTINUED)
  Principal Financial Group, Inc.           50,600          $1,373,284
  Prudential Financial, Inc.                24,100             704,925
  Wells Fargo & Co.                         40,300           1,813,097
--------------------------------------------------------------------------------
  TOTAL                                                     15,422,285
--------------------------------------------------------------------------------

  HEALTHCARE (15.5%)
  Abbott Laboratories                       22,100             831,181
* Amgen, Inc.                               30,400           1,749,520
* Baxter International, Inc.                 9,100             169,624
  Eli Lilly and Co.                         17,100             977,265
* Forest Laboratories, Inc.                  5,400             291,438
  HCA, Inc.                                 14,600             603,856
  Johnson & Johnson                         53,300           3,084,471
  Medtronic, Inc.                           63,400           2,860,608
  Merck & Co., Inc.                         11,400             624,492
  Pfizer, Inc.                             114,600           3,570,936
  Teva Pharmaceutical Industries,
     Ltd., ADR                              28,100           1,170,365
  UnitedHealth Group, Inc.                  13,000           1,191,710
--------------------------------------------------------------------------------
  TOTAL                                                     17,125,466
--------------------------------------------------------------------------------

  INDUSTRIALS (7.6%)
* American Standard Companies, Inc.         23,300           1,602,341
  Avery Dennison Corp.                      25,100           1,472,617
  FedEx Corp.                               26,000           1,431,820
* Fiserv, Inc.                              78,037           2,456,605
  General Electric Co.                      57,800           1,473,900
--------------------------------------------------------------------------------
  TOTAL                                                      8,437,283
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (12.9%)
* Cisco Systems, Inc.                       46,100             594,690
* Electronic Arts, Inc.                     19,400           1,137,616
  Hewlett-Packard Co.                       62,400             970,320
  Intel Corp.                              110,200           1,794,056
  International Business Machines Corp.     28,200           2,211,726
  Microsoft Corp.                          174,000           4,212,540
* Nasdaq-100 Trust, Series 1                12,700             320,802
* Nokia Corp., ADR                           8,700             121,887
  QUALCOMM, Inc.                            22,800             822,168
* Semiconductor HOLDRS (SM) Trust           45,300           1,045,977
  Texas Instruments, Inc.                   61,500           1,006,755
--------------------------------------------------------------------------------
  TOTAL                                                     14,238,537
--------------------------------------------------------------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  MATERIALS (4.3%)
  Air Products and Chemicals, Inc.          44,800          $1,856,064
  Ecolab, Inc.                              48,000           2,367,840
  PPG Industries, Inc.                      12,200             549,976
--------------------------------------------------------------------------------
  TOTAL                                                      4,773,880
--------------------------------------------------------------------------------

  TOTAL COMMON STOCK
    (COST $99,782,706)                                     102,259,267
--------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (7.3%)
  FEDERAL GOVERNMENT & AGENCIES (0.8%)
- Federal National Mortgage Association,
     1.23%, 5/28/03                        900,000             898,247
--------------------------------------------------------------------------------

  FINANCE SERVICES (2.2%)
- Preferred Receivable Funding,
     1.27%, 4/30/03                      2,500,000           2,497,442
--------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.3%)
  Quincy Capital Corp.,
     1.26%, 5/2/03                       2,500,000           2,497,288
--------------------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (2.0%)
  UBS Finance LLC, 1.36%, 4/1/03         2,200,000           2,200,000
--------------------------------------------------------------------------------

  TOTAL MONEY MARKET INVESTMENTS
    (COST $8,092,977)                                        8,092,977
--------------------------------------------------------------------------------

  TOTAL INVESTMENTS (100.0%)
    (COST $107,875,683)^                                   110,352,244
--------------------------------------------------------------------------------

  OTHER ASSETS, LESS LIABILITIES (0.0%)                       (16,405)
--------------------------------------------------------------------------------

  TOTAL NET ASSETS (100.0%)                               $110,335,839
--------------------------------------------------------------------------------

*  Non-Income Producing

   ADR - American Depositary Receipt

- All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                             Unrealized
                                   Number of   Expiration   Appreciation
 Issuer                            Contracts      Date     (Depreciation)
--------------------------------------------------------------------------------
 S&P 500R Index Futures
    (Total notional value at
       3/31/03, $2,574,687)            12         6/03       $(33,687)

^At March 31, 2003 the aggregate cost of securities for federal tax purposes was $108,077,996 and the net unrealized appreciation of investments based on that cost was $2,274,248 which is comprised of $6,883,534 aggregate gross unrealized appreciation and $4,609,286 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           --------------------------
                           LARGE CAP CORE STOCK FUND
                           --------------------------

  LARGE CAP CORE STOCK FUND
--------------------------------------------------------------------------------

 OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

 PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

 STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500R Composite Stock Price Index ("S&P 500R Index").

 NET ASSETS:  $108.7 million
--------------------------------------------------------------------------------

The Large Cap Core Stock Fund, formerly the Growth and Income Stock Fund, invests with an objective of long-term growth of capital and income. The Fund normally invests at least 80% of its assets in stocks, primarily large-sized companies and to a lesser extent medium- and small-sized companies. The Fund generally strives to be sector diversified. In managing the Fund, the potential for appreciation and dividend growth is given more weight than current dividends. For the 12-month period ended March 31, 2003, the Large Cap Core Stock Fund underperformed its benchmark, the S&P 500R Index, with a return of -28.11% versus -24.76% for the Index.

Effective January 31, 2003, the Fund's sub-advisory agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan") was terminated and for the last two months of the Fund's fiscal year, the Fund was managed by Mason Street Advisors, LLC ("MSA"). For the 10-month period the Fund was managed by J.P. Morgan, the Fund was managed with a sector balance very close to that of the S&P 500R Index, with an emphasis on undervalued stocks within each sector. The Fund's performance during that 10-month period was negatively impacted by several large holdings that experienced major operational and financial problems, including Tyco International, El Paso and Dynegy; all of these positions were eliminated prior to the Fund's fiscal year end.

Prior to the transition from J.P. Morgan, MSA reviewed the existing holdings of the Fund and determined which holdings it expected to sell and which holdings it expected to purchase in order to conform the portfolio to MSA's judgement as to stock selection. Based upon this review, during February and March of 2003, approximately 35% of the dollar value of the Fund's portfolio as of January 31, 2003 was sold and the sale proceeds were reinvested in other stocks, resulting in the realization of approximately $10,040,300 of capital losses (or approximately $1.134 per share of the Fund). The portfolio was restructured to improve diversification, eliminate holdings without good long-term prospects, add new holdings and in some instances, increase existing positions in companies considered to have solid growth potential. New holdings acquired during this period included Anheuser-Busch, Fiserv, Lehman Brothers Holdings, Medtronic, 3M and Wells Fargo. Positions were also increased during this period in Amgen, Dominion Resources, Intel, Johnson & Johnson and Lockheed Martin.

SECTOR ALLOCATION
3/31/03

Financials                                     17%
Healthcare                                     15%
Information Technology                         13%
Consumer Discretionary                         12%
Industrials                                    11%
Energy                                          8%
Consumer Staples                                7%
Materials                                       4%
Short-term Investments and Other Assets, net    4%
Telecommunication Services                      4%
Utilities                                       3%
S&P 500(R) Index Futures                        2%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/03

Company                               % Net Assets
--------------------------------------------------
Microsoft Corp.                               3.9%
Citigroup, Inc.                               3.0%
Pfizer, Inc.                                  2.4%
Exxon Mobil Corp.                             2.4%
Johnson & Johnson                             2.2%
Wal-Mart Stores, Inc.                         2.1%
Cisco Systems, Inc.                           2.0%
International Business Machines Corp.         1.9%
Freddie Mac                                   1.8%
Amgen, Inc.                                   1.7%

Sector Allocation and Top 10 Equity Holdings are subject to change.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           --------------------------
                           LARGE CAP CORE STOCK FUND
                           --------------------------

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                  LARGE CAP
                     LARGE CAP      LARGE CAP    CORE STOCK
                    CORE STOCK     CORE STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,167         12,649                        13,747
3/31/99               15,013         15,563                        17,503
9/30/99               14,210         14,683                        17,564
3/31/00               16,506         17,007                        20,650
9/30/00               15,645         16,063                        19,916
3/31/01               13,145         13,454                        16,186
9/30/01               11,906         12,137                        14,618
3/31/02               12,964         13,057                        16,225
9/30/02                8,933          9,049                        11,623
3/31/03                9,320          9,418         9,351          12,207

Time period 3/31/97 through 3/31/03.

TOTAL RETURN
                                                                      Average
                                                                       Annual
                                               One         Five        Since
For the periods ended March 31, 2003          Year        Year*      Inception*
--------------------------------------------------------------------------------
Large Cap Core Stock Fund
(Class A - without initial sales charge)     -28.11%       -7.16%     -0.36%
--------------------------------------------------------------------------------
S&P 500(R) Index                             -24.76%       -3.76%      3.38%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 3/31/03
                                        Shares/Par               Value
--------------------------------------------------------------------------------
  COMMON STOCK (94.0%)
  CONSUMER DISCRETIONARY (11.6%)
* Abercrombie & Fitch Co. - Class A         29,000            $870,870
* Bed Bath & Beyond, Inc.                   15,700             542,278
* Comcast Corp. - Class A                   47,072           1,320,158
* Costco Wholesale Corp.                    18,100             543,543
  Fortune Brands, Inc.                      18,100             775,947
  Gannett Co., Inc.                          7,600             535,268
* Jones Apparel Group, Inc.                 16,200             444,366
* Lear Corp.                                18,300             646,905
* Liberty Media Corp. - Class A            126,600           1,231,818
  Newell Rubbermaid, Inc.                   18,700             530,145
  NIKE, Inc. - Class B                      12,300             632,466
  Omnicom Group, Inc.                        8,700             471,279
  Target Corp.                              18,650             545,699
  The TJX Companies, Inc.                   28,200             496,320
* Viacom, Inc. - Class B                    20,000             730,400
  Wal-Mart Stores, Inc.                     44,000           2,289,320
--------------------------------------------------------------------------------
  TOTAL                                                     12,606,782
--------------------------------------------------------------------------------

  CONSUMER STAPLES (7.4%)
  Altria Group, Inc.                        33,600           1,006,656
  Anheuser-Busch Companies, Inc.            23,700           1,104,657
* Dean Foods Co.                            13,600             583,576
  General Mills, Inc.                       17,900             815,345
  The Gillette Co.                          17,200             532,168
  PepsiCo, Inc.                             40,000           1,600,000
  The Procter & Gamble Co.                  18,100           1,611,805
  Walgreen Co.                              25,100             739,948
--------------------------------------------------------------------------------
  TOTAL                                                      7,994,155
--------------------------------------------------------------------------------

  ENERGY (7.9%)
  Anadarko Petroleum Corp.                  12,200             555,100
  Baker Hughes, Inc.                        35,700           1,068,501
  ConocoPhillips                            32,410           1,737,176
  Devon Energy Corp.                        10,400             501,488
  EOG Resources, Inc.                       28,200           1,115,592
  Exxon Mobil Corp.                         73,600           2,572,320
* Noble Corp.                               31,800             999,156
--------------------------------------------------------------------------------
  TOTAL                                                      8,549,333
--------------------------------------------------------------------------------

  FINANCIALS (16.7%)
  American International Group, Inc.        27,300           1,349,985
  Bank One Corp.                            29,300           1,014,366
  Citigroup, Inc.                           93,200           3,210,742
  Countrywide Credit Industries, Inc.       29,100           1,673,250
  Fifth Third Bancorp                       19,700             987,758
  Freddie Mac                               36,100           1,916,910
  The Goldman Sachs Group, Inc.             15,200           1,034,816
  Lehman Brothers Holdings, Inc.            25,500           1,472,625

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           --------------------------
                           LARGE CAP CORE STOCK FUND
                           --------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  Marsh & McLennan Companies, Inc.          29,100          $1,240,533
* Prudential Financial, Inc.                34,300           1,003,275
  Travelers Property Casualty Corp. -
     Class A                                73,837           1,040,363
  U.S. Bancorp                              52,200             990,756
  Wells Fargo & Co.                         29,300           1,318,207
--------------------------------------------------------------------------------
  TOTAL                                                     18,253,586
--------------------------------------------------------------------------------

  HEALTHCARE (15.4%)
  Abbott Laboratories                       29,100           1,094,451
* Amgen, Inc.                               32,400           1,864,620
  Baxter International, Inc.                 7,300             136,072
  Eli Lilly and Co.                         27,100           1,548,765
* Forest Laboratories, Inc.                  5,200             280,644
* Guidant Corp.                             17,800             644,360
  Johnson & Johnson                         41,700           2,413,179
  Medtronic, Inc.                           30,200           1,362,624
  Pfizer, Inc.                              83,875           2,613,545
  Pharmacia Corp.                           36,071           1,561,874
  Teva Pharmaceutical Industries, Ltd.,
     ADR                                    26,200           1,091,230
  UnitedHealth Group, Inc.                  16,100           1,475,887
  Wyeth                                     15,800             597,556
--------------------------------------------------------------------------------
  TOTAL                                                     16,684,807
--------------------------------------------------------------------------------

  INDUSTRIALS (10.6%)
  3M Co.                                    11,200           1,456,336
  Avery Dennison Corp.                      18,100           1,061,927
  Canadian National Railway Co.             27,400           1,172,720
  FedEx Corp.                               14,800             815,036
  First Data Corp.                          15,400             569,954
* Fiserv, Inc.                              43,600           1,372,528
  General Electric Co.                      66,700           1,700,850
  Honeywell International, Inc.             27,480             586,973
  Lockheed Martin Corp.                     21,800           1,036,590
  United Technologies Corp.                 16,900             976,482
* Waste Management, Inc.                    35,800             758,244
--------------------------------------------------------------------------------
  TOTAL                                                     11,507,640
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (13.4%)
* Analog Devices, Inc.                      20,000             550,000
* Cisco Systems, Inc.                      171,100           2,207,190
* Dell Computer Corp.                       33,100             903,961
  Hewlett-Packard Co.                       69,699           1,083,819
  Intel Corp.                              104,400           1,699,632
  International Business Machines Corp.     26,600           2,086,238
  Microsoft Corp.                          173,300           4,195,594
* Nokia Corp., ADR                          36,020             504,640
* Oracle Corp.                              50,600             548,959
  QUALCOMM, Inc.                            22,500             811,350
--------------------------------------------------------------------------------
  TOTAL                                                     14,591,383
--------------------------------------------------------------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  MATERIALS (4.3%)
  Air Products and Chemicals, Inc.          20,600            $853,458
  E. I. du Pont de Nemours and Co.          27,600           1,072,536
  Ecolab, Inc.                              25,500           1,257,915
  Monsanto Co.                              28,500             467,400
  PPG Industries, Inc.                      10,500             473,340
  Temple-Inland, Inc.                       15,200             568,480
--------------------------------------------------------------------------------
  TOTAL                                                      4,693,129
--------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (3.5%)
* AT&T Wireless Services, Inc.              72,100             475,860
* Nextel Communications, Inc. - Class A     65,300             874,367
* SBC Communications, Inc.                  34,491             691,889
  Verizon Communications, Inc.              49,800           1,760,430
--------------------------------------------------------------------------------
  TOTAL                                                      3,802,546
--------------------------------------------------------------------------------

  UTILITIES (3.2%)
  Dominion Resources, Inc.                  20,500           1,135,085
  DTE Energy Co.                            15,300             591,345
* Edison International                      16,525             226,227
* PG&E Corp.                                34,700             466,715
  Pinnacle West Capital Corp.               31,079           1,033,066
--------------------------------------------------------------------------------
  TOTAL                                                      3,452,438
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $107,286,300)                                    102,135,799
--------------------------------------------------------------------------------

  PREFERRED STOCK (0.0%)
  PREPACKAGED SOFTWARE (0.0%)
* MicroStrategy, Inc.                       22,200              16,650
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
    (COST $0)                                                   16,650
--------------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (6.0%)
  FEDERAL GOVERNMENT & AGENCIES (0.9%)
- Federal National Mortgage Association,
      1.23%, 5/28/03                     1,000,000             998,053
--------------------------------------------------------------------------------

  FINANCE SERVICES (2.3%)
- Preferred Receivable Funding,
     1.27%, 4/30/03                      2,500,000           2,497,442
--------------------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (2.8%)
  Asset Securitization, 1.25%, 4/25/03   2,500,000           2,497,917
  UBS Finance LLC, 1.36%, 4/1/03           500,000             500,000
--------------------------------------------------------------------------------
  TOTAL                                                      2,997,917
--------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $6,493,412)                                        6,493,412
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.0%)
    (COST $113,779,712)^                                   108,645,861
--------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.0%)                         47,264
--------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $108,693,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           --------------------------
                           LARGE CAP CORE STOCK FUND
                           --------------------------

* Non-Income Producing

  ADR - American Depositary Receipt

- All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                               Unrealized
                                   Number of      Expiration  Appreciation
 Issuer                            Contracts         Date    (Depreciation)
--------------------------------------------------------------------------------
 S&P 500R Index Futures
    (Total notional value at
       3/31/03, $1,942,200)            9              6/03      $(36,450)

^At March 31, 2003 the aggregate cost of securities for federal tax purposes was $114,973,763 and the net unrealized depreciation of investments based on that cost was $6,327,902 which is comprised of $2,074,273 aggregate gross unrealized appreciation and $8,402,175 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

  INDEX 500 STOCK FUND
--------------------------------------------------------------------------------
  OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index.

  PORTFOLIO: The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

  STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

  NET ASSETS:  $126.1 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund seeks investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. The Index 500 Stock Fund invests in stocks included in the S&P 500(R) Index in proportion to their weightings in the Index. The Index 500 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Fund's objectives. For the fiscal year ended March 31, 2003, the Index 500 Stock Fund reported a return of -25.28%, versus a return of -24.76% for the Index. As of March 31, 2003, the 500 companies in the Index had total market value of $7,819 billion. The median market value was $6.6 billion; the weighted average was $76.6 billion. Market value of companies included in the Index ranged from $185 million to $259 billion.

Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. For the fiscal year, the Fund achieved the objective of matching the results of the S&P 500(R) Index before expenses.

SECTOR ALLOCATION
3/31/03

Financials                       20%
Healthcare                       16%
Information Technology           15%
Consumer Discretionary           14%
Industrials                      11%
Consumer Staples                  9%
Energy                            6%
Telecommunication Services        3%
Materials                         3%
Utilities                         3%

Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.

TOP 10 EQUITY HOLDINGS
3/31/03

Company                              % Net Assets
-------------------------------------------------
Microsoft Corp.                              3.1%
General Electric Co.                         3.0%
Exxon Mobil Corp.                            2.8%
Wal-Mart Stores, Inc.                        2.8%
Pfizer, Inc.                                 2.3%
Citigroup, Inc.                              2.1%
Johnson & Johnson                            2.1%
International Business Machines Corp.        1.6%
American International Group, Inc.           1.5%
Merck & Co., Inc.                            1.5%

PERFORMANCE RELATIVE TO S&P 500(R) Index

                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821                         20,650
9/30/00             18,537       19,039                         19,915
3/31/01             15,015       15,394                         16,186
9/30/01             13,506       13,798                         14,618
3/31/02             14,932       15,068                         16,225
9/30/02             10,664       10,835                         11,623
3/31/03             11,158       11,301          11,201         12,207

TIME PERIOD 3/31/97 THROUGH 3/31/03.

TOTAL RETURN                                                      Average
                                                                  Annual
                                           One         Five        Since
For the periods ended March 31, 2003       Year        Year*     Inception*
-------------------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)  -25.28%     -4.35%      2.67%
-------------------------------------------------------------------------------
S&P 500(R)Index                           -24.76%     -3.76%      3.38%
------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

 SCHEDULE OF INVESTMENTS 3/31/03

                                        Shares/Par               Value
------------------------------------------------------------------------------

  COMMON STOCK (93.5%)
  CONSUMER DISCRETIONARY (12.8%)
* American Greetings Corp. - Class A         1,000            $13,100
* AOL Time Warner, Inc.                     67,400            731,963
* AutoNation, Inc.                           4,400             56,100
* AutoZone, Inc.                             1,500            103,065
* Bed Bath & Beyond, Inc.                    4,400            151,976
* Best Buy Co., Inc.                         4,850            130,805
* Big Lots, Inc.                             1,800             20,250
  The Black & Decker Corp.                   1,200             41,832
  Brunswick Corp.                            1,400             26,600
  Carnival Corp.                             8,818            212,602
  Centex Corp.                                 900             48,924
  Circuit City Stores, Inc.                  3,200             16,640
* Clear Channel Communications, Inc.         9,200            312,064
* Comcast Corp. - Class A                   34,784            994,474
  Cooper Tire & Rubber Co.                   1,100             13,420
* Costco Wholesale Corp.                     6,900            207,207
  Dana Corp.                                 2,278             16,083
  Darden Restaurants, Inc.                   2,550             45,518
  Delphi Automotive Systems Corp.            8,429             57,570
  Dillard's, Inc. - Class A                  1,300             16,796
  Dollar General Corp.                       4,990             60,928
  Dow Jones & Company, Inc.                  1,200             42,528
  Eastman Kodak Co.                          4,400            130,240
* eBay, Inc.                                 4,700            400,863
  Family Dollar Stores, Inc.                 2,600             80,288
* Federated Department Stores, Inc.          2,837             79,493
  Ford Motor Co.                            27,644            207,883
  Fortune Brands, Inc.                       2,300             98,601
  Gannett Co., Inc.                          4,000            281,720
  The Gap, Inc.                             13,362            193,615
  General Motors Corp.                       8,404            282,542
  Genuine Parts Co.                          2,650             80,852
* The Goodyear Tire & Rubber Co.             2,600             13,442
  Harley-Davidson, Inc.                      4,525            179,688
* Harrah's Entertainment, Inc.               1,700             60,690
  Hasbro, Inc.                               2,650             36,809
  Hilton Hotels Corp.                        5,700             66,177
  The Home Depot, Inc.                      35,050            853,817
* International Game Technology              1,300            106,470
* The Interpublic Group of Companies, Inc.   5,800             53,940
  J.C. Penney Company, Inc.                  4,025             79,051
  Johnson Controls, Inc.                     1,300             94,172
* Jones Apparel Group, Inc.                  1,900             52,117
  KB Home                                      700             31,815
  Knight-Ridder, Inc.                        1,200             70,200

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
* Kohl's Corp.                               5,100           $288,558
  Leggett & Platt, Inc.                      2,900             53,012
  The Limited, Inc.                          7,884            101,467
  Liz Claiborne, Inc.                        1,600             49,472
  Lowe's Companies, Inc.                    11,800            481,676
  Marriott International, Inc. - Class A     3,500            111,335
  Mattel, Inc.                               6,600            148,500
  The May Department Stores Co.              4,350             86,522
  Maytag Corp.                               1,200             22,836
  McDonald's Corp.                          19,151            276,923
  The McGraw-Hill Companies, Inc.            2,900            161,211
  Meredith Corp.                               800             30,544
  The New York Times Co. - Class A           2,238             96,570
  Newell Rubbermaid, Inc.                    4,045            114,676
  NIKE, Inc. - Class B                       4,000            205,680
  Nordstrom, Inc.                            2,000             32,400
* Office Depot, Inc.                         4,700             55,601
  Omnicom Group, Inc.                        2,800            151,676
  Pulte Corp.                                  900             45,135
  Radioshack Corp.                           2,533             56,461
* Reebok International Ltd.                    900             29,565
  Sears, Roebuck & Co.                       4,800            115,920
  The Sherwin-Williams Co.                   2,227             58,860
  Snap-On, Inc.                                866             21,442
  The Stanley Works                          1,300             31,187
* Staples, Inc.                              7,100            130,143
* Starbucks Corp.                            5,800            149,408
  Starwood Hotels & Resorts
     Worldwide, Inc.                         3,000             71,370
  Target Corp.                              13,700            400,862
  Tiffany & Co.                              2,200             55,000
  The TJX Companies, Inc.                    7,900            139,040
* Toys "R" Us, Inc.                          3,200             26,784
  Tribune Co.                                4,560            205,246
  Tupperware Corp.                             900             12,438
* Univision Communications, Inc. -
    Class A                                  3,500             85,785
  V. F. Corp.                                1,600             60,208
* Viacom, Inc. - Class B                    26,531            968,911
  Visteon Corp.                              1,952             11,595
  Wal-Mart Stores, Inc.                     66,567          3,463,480
  The Walt Disney Co.                       30,825            524,642
  Wendy's International, Inc.                1,700             46,767
  Whirlpool Corp.                            1,000             49,030
* Yum! Brands, Inc.                          4,460            108,512
--------------------------------------------------------------------------------
 TOTAL                                                     16,191,380
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  CONSUMER STAPLES (8.5%)
  Adolph Coors Co. - Class B                   500            $24,250
  Alberto-Culver Co. - Class B                 900             44,352
  Albertson's, Inc.                          5,739            108,180
  Altria Group, Inc.                        31,174            933,973
  Anheuser-Busch Companies, Inc.            12,932            602,761
  Archer-Daniels-Midland Co.                 9,737            105,160
  Avon Products, Inc.                        3,525            201,101
  Brown-Forman Corp. - Class B                 406             31,221
  Campbell Soup Co.                          6,224            130,704
  The Clorox Co.                             3,300            152,361
  The Coca-Cola Co.                         37,425          1,514,964
  Coca-Cola Enterprises, Inc.                6,800            127,092
  Colgate-Palmolive Co.                      8,124            442,271
  ConAgra Foods, Inc.                        8,100            162,648
  CVS Corp.                                  5,900            140,715
  General Mills, Inc.                        5,600            255,080
  The Gillette Co.                          15,700            485,758
  H.J. Heinz Co.                             5,300            154,760
  Hershey Foods Corp.                        2,100            131,586
  Kellogg Co.                                6,200            190,030
  Kimberly-Clark Corp.                       7,723            351,088
* The Kroger Co.                            11,522            151,514
  McCormick & Company, Inc.                  2,100             50,694
  The Pepsi Bottling Group, Inc.             4,200             75,306
  PepsiCo, Inc.                             26,000          1,040,000
  The Procter & Gamble Co.                  19,522          1,738,434
  R.J. Reynolds Tobacco Holdings, Inc.       1,300             41,938
* Safeway, Inc.                              6,700            126,831
  Sara Lee Corp.                            11,840            221,408
  SUPERVALU, Inc.                            2,000             31,000
  SYSCO Corp.                                9,825            249,948
  UST, Inc.                                  2,500             69,000
  Walgreen Co.                              15,500            456,940
  Winn-Dixie Stores, Inc.                    2,100             27,762
  Wm. Wrigley Jr. Co.                        3,400            192,100
--------------------------------------------------------------------------------
 TOTAL                                                    10,762,930
--------------------------------------------------------------------------------

  ENERGY (5.8%)
  Amerada Hess Corp.                         1,300             57,538
  Anadarko Petroleum Corp.                   3,719            169,215
  Apache Corp.                               2,370            146,324
  Ashland, Inc.                              1,000             29,670
  Baker Hughes, Inc.                         5,110            152,942
* BJ Services Co.                            2,400             82,536
  Burlington Resources, Inc.                 3,031            144,609
  ChevronTexaco Corp.                       16,111          1,041,576
  ConocoPhillips                            10,198            546,613
  Devon Energy Corp.                         2,400            115,728
  EOG Resources, Inc.                        1,700             67,252

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  ENERGY (CONTINUED)
  Exxon Mobil Corp.                        101,499         $3,547,389
  Halliburton Co.                            6,546            135,699
  Kerr-McGee Corp.                           1,495             60,712
  Marathon Oil Corp.                         4,700            112,659
* Nabors Industries, Ltd.                    2,200             87,714
* Noble Corp.                                2,000             62,840
  Occidental Petroleum Corp.                 5,700            170,772
* Rowan Companies, Inc.                      1,400             27,524
  Schlumberger, Ltd.                         8,800            334,488
  Sunoco, Inc.                               1,200             43,884
* Transocean Sedco Forex, Inc.               4,787             97,894
  Unocal Corp.                               3,900            102,609
--------------------------------------------------------------------------------
  TOTAL                                                     7,338,187
--------------------------------------------------------------------------------

  FINANCIALS (18.8%)
  ACE, Ltd.                                  4,000            115,800
  AFLAC, Inc.                                7,800            249,990
  The Allstate Corp.                        10,625            352,431
  Ambac Financial Group, Inc.                1,600             80,832
  American Express Co.                      19,825            658,785
  American International Group, Inc.        39,319          1,944,324
  AmSouth Bancorporation                     5,400            107,352
  Aon Corp.                                  4,625             95,645
  Apartment Investment and Management
    Co. - Class A                            1,400             51,072
  Bank of America Corp.                     22,629          1,512,521
  The Bank of New York Company, Inc.        11,527            236,304
  Bank One Corp.                            17,558            607,858
  BB&T Corp.                                 7,100            223,153
  The Bear Stearns Companies, Inc.           1,492             97,875
  Capital One Financial Corp.                3,300             99,033
  The Charles Schwab Corp.                  20,300            146,566
  Charter One Financial, Inc.                3,440             95,150
  The Chubb Corp.                            2,600            115,232
  Cincinnati Financial Corp.                 2,440             85,571
  Citigroup, Inc.                           77,515          2,670,391
  Comerica, Inc.                             2,650            100,382
  Countrywide Credit Industries, Inc.        1,900            109,250
  Equity Office Properties Trust             6,200            157,790
  Equity Residential Properties Trust        4,100             98,687
  Fannie Mae                                15,023            981,753
  Fifth Third Bancorp                        8,714            436,920
  First Tennessee National Corp.             1,900             75,449
  FleetBoston Financial Corp.               15,823            377,853
  Franklin Resources, Inc.                   3,900            128,349
  Freddie Mac                               10,500            557,550
  Golden West Financial Corp.                2,300            165,439
  The Goldman Sachs Group, Inc.              7,100            483,368

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  The Hartford Financial Services
    Group, Inc.                              3,900           $137,631
  HSBC Holdings PLC, ADR                     3,823            195,432
  Huntington Bancshares, Inc.                3,572             66,403
  J.P. Morgan Chase & Co.                   30,090            713,434
  Janus Capital Group, Inc.                  3,400             38,726
  Jefferson-Pilot Corp.                      2,200             84,656
  John Hancock Financial Services, Inc.      4,300            119,454
  KeyCorp                                    6,400            144,384
  Lehman Brothers Holdings, Inc.             3,622            209,171
  Lincoln National Corp.                     2,700             75,600
  Loews Corp.                                2,800            111,552
  Marsh & McLennan Companies, Inc.           8,140            347,008
  Marshall & Ilsley Corp.                    3,300             84,348
  MBIA, Inc.                                 2,150             83,076
  MBNA Corp.                                19,225            289,336
  Mellon Financial Corp.                     6,523            138,679
  Merrill Lynch & Co., Inc.                 13,000            460,200
  MetLife, Inc.                             10,549            278,283
  MGIC Investment Corp.                      1,500             58,905
  Moody's Corp.                              2,325            107,485
  Morgan Stanley Dean Witter & Co.          16,336            626,486
  National City Corp.                        9,224            256,888
  North Fork Bancorporation, Inc.            2,400             70,680
  Northern Trust Corp.                       3,300            100,485
  Plum Creek Timber Company, Inc.            2,800             60,452
  The PNC Financial Services Group, Inc.     4,233            179,395
  Principal Financial Group, Inc.            4,800            130,272
  The Progressive Corp.                      3,300            195,723
* Providian Financial Corp.                  4,400             28,864
  Prudential Financial, Inc.                 8,500            248,625
  Regions Financial Corp.                    3,324            107,698
  SAFECO Corp.                               2,100             73,437
  Simon Property Group, Inc.                 2,800            100,324
  SLM Corp.                                  2,300            255,116
  SouthTrust Corp.                           5,200            132,756
  The St. Paul Companies, Inc.               3,382            107,548
  State Street Corp.                         5,000            158,150
  SunTrust Banks, Inc.                       4,300            226,395
  Synovus Financial Corp.                    4,550             81,400
  T. Rowe Price Group, Inc.                  1,800             48,814
  Torchmark Corp.                            1,800             64,440
  Travelers Property Casualty - Class B     15,214            214,670
  U.S. Bancorp                              28,871            547,972
  Union Planters Corp.                       3,000             78,870
  UnumProvident Corp.                        3,676             36,025
  Wachovia Corp.                            20,520            699,116
  Washington Mutual, Inc.                   14,279            503,620
  Wells Fargo & Co.                         25,525          1,148,369

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  XL Capital, Ltd. - Class A                 2,000           $141,560
  Zions Bancorporation                       1,400             59,892
--------------------------------------------------------------------------------
  TOTAL                                                    23,646,480
--------------------------------------------------------------------------------

  HEALTHCARE (14.7%)
  Abbott Laboratories                       23,525            884,775
  Aetna, Inc.                                2,300            113,390
  Allergan, Inc.                             2,000            136,420
  AmerisourceBergen Corp.                    1,700             89,250
* Amgen, Inc.                               19,436          1,118,542
* Anthem, Inc.                               2,100            139,125
  Applera Corp. - Applied
    Biosystems Group                         3,200             50,656
  Bausch & Lomb, Inc.                          800             26,312
  Baxter International, Inc.                 8,900            165,896
  Becton, Dickinson and Co.                  3,800            130,872
* Biogen, Inc.                               2,200             65,912
  Biomet, Inc.                               3,900            119,535
* Boston Scientific Corp.                    6,124            249,614
  Bristol-Myers Squibb Co.                  29,248            618,010
  C.R. Bard, Inc.                              800             50,448
  Cardinal Health, Inc.                      6,825            388,820
* Chiron Corp.                               2,800            105,000
  CIGNA Corp.                                2,100             96,012
  Eli Lilly and Co.                         16,928            967,435
* Forest Laboratories, Inc.                  5,500            296,835
* Genzyme Corp.                              3,200            116,640
* Guidant Corp.                              4,600            166,520
  HCA, Inc.                                  7,724            319,465
  Health Management Associates, Inc.         3,600             68,400
* Humana, Inc.                               2,400             23,040
  IMS Health, Inc.                           2,300             35,903
  Johnson & Johnson                         44,764          2,590,493
* King Pharmaceuticals, Inc.                 3,633             43,342
* Manor Care, Inc.                           1,500             28,845
  McKesson HBOC, Inc.                        4,421            110,216
* Medlmmune, Inc.                            3,800            124,754
  Medtronic, Inc.                           18,400            830,208
  Merck & Co., Inc.                         33,880          1,855,946
* Millipore Corp.                              700             22,890
  Pfizer, Inc.                              92,899          2,894,733
  Pharmacia Corp.                           19,503            844,480
* Quest Diagnostics, Inc.                    1,600             95,504
* Quintiles Transnational Corp.              1,800             21,888
  Schering-Plough Corp.                     22,100            394,043
* St. Jude Medical, Inc.                     2,700            131,625
  Stryker Corp.                              3,000            205,950
* Tenet Healthcare Corp.                     7,100            118,570
  UnitedHealth Group, Inc.                   4,600            421,682

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
* Watson Pharmaceuticals, Inc.               1,600            $46,032
* Wellpoint Health Networks, Inc. -
    Class A                                  2,200            168,850
  Wyeth                                     20,000            756,400
* Zimmer Holdings, Inc.                      2,930            142,486
--------------------------------------------------------------------------------
 TOTAL                                                     18,391,764
--------------------------------------------------------------------------------

  INDUSTRIALS (10.6%)
  3M Co.                                     5,900            767,177
* Allied Waste Industries, Inc.              3,000             23,970
* American Power Conversion Corp.            3,000             42,720
* American Standard Companies, Inc.          1,100             75,647
* Apollo Group, Inc. - Class A               2,600            129,740
  Automatic Data Processing, Inc.            9,050            278,650
  Avery Dennison Corp.                       1,700             99,739
  The Boeing Co.                            12,670            317,510
  Burlington Northern Santa Fe Corp.         5,627            140,112
  Caterpillar, Inc.                          5,200            255,840
* Cendant Corp.                             15,572            197,764
  Cintas Corp.                               2,600             85,540
* Concord EFS, Inc.                          7,700             72,380
* Convergys Corp.                            2,600             34,320
  Cooper Industries, Inc.                    1,400             49,994
  Crane Co.                                    850             14,807
  CSX Corp.                                  3,200             91,264
  Cummins, Inc.                                600             14,760
  Danaher Corp.                              2,300            151,248
  Deere & Co.                                3,600            141,336
  Delta Air Lines, Inc.                      1,900             16,910
  Deluxe Corp.                                 937             37,602
  Dover Corp.                                3,100             75,082
  Eaton Corp.                                1,100             76,945
  Emerson Electric Co.                       6,325            286,839
  Equifax, Inc.                              2,100             41,979
  FedEx Corp.                                4,520            248,916
  First Data Corp.                          11,352            420,138
* Fiserv, Inc.                               2,900             91,292
  Fluor Corp.                                1,200             40,416
  General Dynamics Corp.                     3,000            165,210
  General Electric Co.                     149,996          3,824,898
  Goodrich Corp.                             1,800             25,308
  H&R Block, Inc.                            2,700            115,263
  Honeywell International, Inc.             12,850            274,476
  Illinois Tool Works, Inc.                  4,600            267,490
  Ingersoll-Rand Co. - Class A               2,550             98,405
  ITT Industries, Inc.                       1,400             74,774
  Lockheed Martin Corp.                      6,900            328,095
  Masco Corp.                                7,400            137,788
* McDermott International, Inc.                900              2,610
* Navistar International Corp.               1,000             24,610
  Norfolk Southern Corp.                     5,900            109,504

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
  Northrop Grumman Corp.                     2,789           $239,296
  PACCAR, Inc.                               1,700             85,459
  Pall Corp.                                 1,900             38,000
  Parker-Hannifin Corp.                      1,750             67,795
  Paychex, Inc.                              5,625            154,519
  Pitney Bowes, Inc.                         3,536            112,869
* Power-One, Inc.                            1,200              5,280
  R.R. Donnelley & Sons Co.                  1,733             31,749
  Raytheon Co.                               6,100            173,057
* Robert Half International, Inc.            2,600             34,606
  Rockwell Automation, Inc.                  2,800             57,960
  Rockwell Collins, Inc.                     2,700             49,599
  Ryder System, Inc.                           900             18,459
* Sabre Holdings Corp. - Class A             2,111             33,586
  Southwest Airlines Co.                    11,680            167,725
  Textron, Inc.                              2,100             57,666
* Thomas & Betts Corp.                         900             12,762
* TMP Worldwide, Inc.                        1,700             18,241
  Tyco International, Ltd.                  30,070            386,700
  Union Pacific Corp.                        3,800            209,000
  United Parcel Service, Inc.               16,900            963,300
  United Technologies Corp.                  7,100            410,238
  W.W. Grainger, Inc.                        1,400             60,060
  Waste Management, Inc.                     8,957            189,709
--------------------------------------------------------------------------------
  TOTAL                                                    13,346,703
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (13.7%)
* ADC Telecommunications, Inc.              12,100             24,926
  Adobe Systems, Inc.                        3,500            107,905
* Advanced Micro Devices, Inc.               5,200             32,136
* Agilent Technologies, Inc.                 7,046             92,655
* Altera Corp.                               5,724             77,503
* Analog Devices, Inc.                       5,500            151,250
* Andrew Corp.                               1,500              8,250
* Apple Computer, Inc.                       5,400             76,356
* Applied Materials, Inc.                   24,900            313,242
* Applied Micro Circuits Corp.               4,600             14,996
  Autodesk, Inc.                             1,700             25,942
* Avaya, Inc.                                5,577             11,377
* BMC Software, Inc.                         3,500             52,815
* Broadcom Corp. - Class A                   4,200             51,870
* CIENA Corp.                                6,500             28,405
* Cisco Systems, Inc.                      107,233          1,383,306
* Citrix Systems, Inc.                       2,600             34,216
  Computer Associates International, Inc.    8,700            118,842
* Computer Sciences Corp.                    2,800             91,140
* Compuware Corp.                            5,700             19,323
* Comverse Technology, Inc.                  2,800             31,668
* Corning, Inc.                             18,100            105,704
* Dell Computer Corp.                       38,900          1,062,359
* Electronic Arts, Inc.                      2,200            129,008

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
  Electronic Data Systems Corp.              7,133           $125,541
* EMC Corp.                                 33,212            240,123
* Gateway, Inc.                              4,900             11,564
  Hewlett-Packard Co.                       46,036            715,860
  Intel Corp.                               99,894          1,626,274
  International Business Machines Corp.     25,451          1,996,121
* Intuit, Inc.                               3,100            115,320
* Jabil Circuit, Inc.                        3,000             52,500
* JDS Uniphase Corp.                        21,300             60,705
* KLA-Tencor Corp.                           2,900            104,232
* Lexmark International Group, Inc. -
    Class A                                  1,900            127,205
  Linear Technology Corp.                    4,700            145,089
* LSI Logic Corp.                            5,600             25,312
* Lucent Technologies, Inc.                 58,984             86,706
  Maxim Integrated Products, Inc.            4,900            176,988
* Mercury Interactive Corp.                  1,300             38,584
* Micron Technology, Inc.                    9,200             74,888
  Microsoft Corp.                          161,300          3,905,072
  Molex, Inc.                                2,850             61,218
  Motorola, Inc.                            34,660            286,292
* National Semiconductor Corp.               2,714             46,247
* NCR Corp.                                  1,500             27,510
* Network Appliance, Inc.                    5,100             57,069
* Novell, Inc.                               5,600             12,040
* Novellus Systems, Inc.                     2,300             62,721
* Nvidia Corp.                               2,400             30,840
* Oracle Corp.                              79,425            861,682
* Parametric Technology Corp.                4,000              8,680
* PeopleSoft, Inc.                           4,700             71,910
  PerkinElmer, Inc.                          1,900             16,891
* PMC-Sierra, Inc.                           2,500             14,875
* QLogic Corp.                               1,400             51,996
  QUALCOMM, Inc.                            11,900            429,114
* Sanmina-SCI Corp.                          7,700             31,108
  Scientific-Atlanta, Inc.                   2,300             31,602
* Siebel Systems, Inc.                       7,300             58,473
* Solectron Corp.                           12,500             37,750
* Sun Microsystems, Inc.                    48,149            156,966
* SunGard Data Systems, Inc.                 4,300             91,590
  Symbol Technologies, Inc.                  3,450             29,705
* Tektronix, Inc.                            1,300             22,295
* Tellabs, Inc.                              6,200             35,898
* Teradyne, Inc.                             2,800             32,592
  Texas Instruments, Inc.                   26,125            427,666
* Thermo Electron Corp.                      2,500             45,250
* Unisys Corp.                               4,900             45,374
* VERITAS Software Corp.                     6,238            109,664
* Waters Corp.                               1,900             40,204

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Xerox Corp.                               11,100            $96,570
* Xilinx, Inc.                               5,100            119,391
* Yahoo!, Inc.                               8,900            213,778
--------------------------------------------------------------------------------
  TOTAL                                                    17,338,239
--------------------------------------------------------------------------------

  MATERIALS (2.5%)
  Air Products and Chemicals, Inc.           3,400            140,862
  Alcoa, Inc.                               12,786            247,793
  Allegheny Technologies, Inc.               1,200              3,480
* Ball Corp.                                   900             50,130
  Bemis Company, Inc.                          800             33,648
  Boise Cascade Corp.                          900             19,665
  The Dow Chemical Co.                      13,711            378,561
  E. I. du Pont de Nemours and Co.          15,027            583,949
  Eastman Chemical Co.                       1,200             34,788
  Ecolab, Inc.                               2,000             98,660
  Engelhard Corp.                            1,900             40,698
* Freeport-McMoRan Copper & Gold, Inc. -
    Class B                                  2,200             37,510
  Georgia-Pacific Corp.                      3,796             52,764
  Great Lakes Chemical Corp.                   800             17,760
* Hercules, Inc.                             1,600             13,920
  International Flavors & Fragrances, Inc.   1,425             44,303
  International Paper Co.                    7,186            242,887
* Louisiana-Pacific Corp.                    1,600             12,688
  MeadWestvaco Corp.                         2,976             67,793
  Monsanto Co.                               3,940             64,616
  Newmont Mining Corp.                       6,058            158,417
  Nucor Corp.                                1,200             45,804
* Pactiv Corp.                               2,400             48,720
* Phelps Dodge Corp.                         1,296             42,094
  PPG Industries, Inc.                       2,600            117,208
  Praxair, Inc.                              2,400            135,240
  Rohm and Haas Co.                          3,305             98,423
* Sealed Air Corp.                           1,314             52,731
  Sigma-Aldrich Corp.                        1,100             48,939
  Temple-Inland, Inc.                          800             29,920
  United States Steel Corp.                  1,500             14,745
  Vulcan Materials Co.                       1,500             45,345
  Weyerhaeuser Co.                           3,300            157,839
  Worthington Industries, Inc.               1,300             15,509
--------------------------------------------------------------------------------
  TOTAL                                                     3,197,409
--------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (3.4%)
  ALLTEL Corp.                               4,700            210,372
  AT&T Corp.                                11,582            187,628
* AT&T Wireless Services, Inc.              40,831            269,485
  BellSouth Corp.                           28,100            608,927
  CenturyTel, Inc.                           2,200             60,720
* Citizens Communications Co.                4,300             42,914

--------------------------------------------------------------------------------
                                                                  March 31, 2003
--------------------------------------------------------------------------------

                             ----------------------
                              INDEX 500 STOCK FUND
                             ---------------------

                                        Shares/Par              Value
--------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (CONTINUED)
* Nextel Communications, Inc. - Class A     14,517           $194,383
* Qwest Communications
    International, Inc.                     25,600             89,344
* SBC Communications, Inc.                  50,018          1,003,361
  Sprint Corp.                              13,500            158,625
* Sprint Corp. (PCS Group)                  15,100             65,836
  Verizon Communications, Inc.              41,254          1,458,329
--------------------------------------------------------------------------------
  TOTAL                                                     4,349,924
--------------------------------------------------------------------------------

  UTILITIES (2.7%)
* The AES Corp.                              8,225             29,775
* Allegheny Energy, Inc.                     1,900             11,799
  Ameren Corp.                               2,400             93,720
  American Electric Power Company, Inc.      5,900            134,815
* Calpine Corp.                              5,700             18,810
  CenterPoint Energy, Inc.                   4,573             32,240
* Cinergy Corp.                              2,500             84,125
  CMS Energy Corp.                           2,200              9,702
  Consolidated Edison, Inc.                  3,225            124,066
  Constellation Energy Group, Inc.           2,500             69,325
  Dominion Resources, Inc.                   4,642            257,028
  DTE Energy Co.                             2,500             96,625
  Duke Energy Corp.                         13,462            195,737
* Dynegy, Inc. - Class A                     5,600             14,616
* Edison International                       4,900             67,081
  El Paso Corp.                              9,068             54,861
  Entergy Corp.                              3,300            158,895
  Exelon Corp.                               4,837            243,833
  FirstEnergy Corp.                          4,537            142,916
  FPL Group, Inc.                            2,800            165,004
  KeySpan Corp.                              2,400             77,400
  Kinder Morgan, Inc.                        1,800             81,000
* Mirant Corp.                               6,127              9,803
  Nicor, Inc.                                  700             19,124
  NiSource, Inc.                             3,751             68,268
  Peoples Energy Corp.                         500             17,885
* PG&E Corp.                                 6,100             82,045
  Pinnacle West Capital Corp.                1,400             46,536
  PPL Corp.                                  2,498             88,954
  Progress Energy, Inc.                      3,593            140,666
  Public Service Enterprise Group, Inc.      3,324            121,958
  Sempra Energy                              3,151             78,649
  The Southern Co.                          10,800            307,151
  TECO Energy, Inc.                          2,600             27,638
  TXU Corp.                                  4,897             87,411

                                        Shares/Par              Value
--------------------------------------------------------------------------------
  UTILITIES (CONTINUED)
  The Williams Companies, Inc.               7,800            $35,724
  Xcel Energy, Inc.                          6,040             77,372
--------------------------------------------------------------------------------
  TOTAL                                                     3,372,557
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $141,496,321)                                    117,935,573
--------------------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (6.5%)
 FEDERAL GOVERNMENT & AGENCIES (0.9%)
+Federal National Mortgage Association,
 1.23%, 5/28/03                          1,100,000          1,097,858
--------------------------------------------------------------------------------

 FINANCE SERVICES (2.0%)
+Preferred Receivable Funding,
 1.27%, 4/30/03                          2,500,000          2,497,442
--------------------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (1.9%)
+Quincy Capital Corp.,
 1.26%, 5/2/03                           2,500,000          2,497,288
------------------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (1.7%)
+UBS Finance LLC, 1.36%, 4/1/03          2,100,000          2,100,000
------------------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $8,192,588)                                        8,192,588
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.0%)
   (COST $149,688,909)^                                   126,128,161
------------------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.0%)                          4,075
------------------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $126,132,236
------------------------------------------------------------------------------

 *  Non-Income Producing

 + All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                    Unrealized
                                        Number of    Expiration     Appreciation
 Issuer                                 Contracts       Date      (Depreciation)
--------------------------------------------------------------------------------
 S&P 500(R)Index Futures
    (Total notional value at
       3/31/03, $8,162,819)                 38           6/03       $(116,319)

^ At March 31, 2003 the aggregate cost of securities for federal tax purposes was $149,954,279 and the net unrealized depreciation of investments based on that cost was $23,826,118 which is comprised of $3,583,219 aggregate gross unrealized appreciation and $27,409,337 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

  ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

 PORTFOLIO: The normal range of investments is 45-75% stocks, 25-35% bonds and 0-20% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

 STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

 NET ASSETS:  $121.7 million
--------------------------------------------------------------------------------

The Asset Allocation Fund seeks to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable risk. The Fund seeks to achieve its objective through a flexible policy of allocating assets among common stocks, bonds and cash. Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 45-75% stocks, 25-35% bonds and 0-20% cash. The managers intend to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the managers may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within ranges indicated above. However, in pursuit of total return, the managers may under allocate or over allocate the Fund's net assets in a particular category. For the fiscal year ended March 31, 2003, the Asset Allocation Fund reported a return of -13.49%. As expected, the Fund's performance for the year was a blend of both equity and debt performance, with a total return better than the return of -24.76% from the Fund's equity benchmark, the S&P 500R Index, but less than the return of the Fund's bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 11.96%. For the first six months of the Fund's fiscal year, the bond portion of the Fund outperformed stocks, in line with market trends.

The Fund maintained a defensive to neutral posture, with equity exposure generally below 60% of assets, while taking advantage of market dips to selectively increase equity holdings. An emphasis on high-quality companies in both the equity and the fixed-income sectors of the portfolio helped performance, as nervous markets reacted very negatively to any suggestion of financial problems. Bond performance benefited from emphasis on low-risk government securities and mortgage-backed securities and an underweighted position in corporate bonds.

During the fourth quarter of 2002, the stock market rallied, bond prices fell and riskier issues outperformed higher-quality securities in both stock and bond markets. The Fund's equity position was decreased during this rally by letting new money that flowed into the Fund remain in cash; then the Fund's equity position increased in December 2002, as the stock market began to move back down. During the first calendar quarter of 2003, the stock market weakened further, and equities were again added selectively to keep the percentage of equities from dropping below the benchmark level. The Fund's performance was enhanced by the use of high yield bonds as an equity substitute. Selection of individual securities in the investment-grade bond portion of the portfolio also contributed to performance.

At fiscal year end, the Fund's asset mix was neutral, with 58% invested in stocks, 34% in bonds and 8% in cash, as no asset class appeared to offer compelling value.

ASSET ALLOCATION
3/31/03

Large-Cap Stocks                 32%
Investment-Grade Bonds           31%
Small-Cap Stocks                 15%
Foreign Stocks                   14%
Below Investment-Grade Bonds      8%

Asset Allocation is based on invested assets.
Asset Allocation is subject to change.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621               20,650     12,167     11,634
9/30/00     17,408       17,871               19,916     12,733     11,989
3/31/01     15,818       16,193               16,186     13,679     12,368
9/30/01     14,780       15,062               14,618     14,395     12,642
3/31/02     16,154       16,321               16,225     14,386     12,777
9/30/02     13,732       13,891               11,623     15,638     12,894
3/31/03     13,975       14,095    13,995     12,207     16,107     12,989

Time period 3/31/97 through 3/31/03.

TOTAL RETURN                                                         Average
                                                                     Annual
                                             One           Five       Since
For the periods ended March 31, 2003        Year          Year*    Inception*
--------------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)   -13.49%        2.69%       6.60%
--------------------------------------------------------------------------------
S&P 500(R) Index                           -24.76%       -3.76%       3.38%
--------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index         11.96%        7.53%       8.26%
--------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill           1.65%        4.27%       4.45%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500R Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 3/31/03

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  DOMESTIC COMMON STOCKS AND WARRANTS (40.1%)
  LARGE CAP COMMON STOCK (27.5%)
  CONSUMER DISCRETIONARY (6.0%)
* Bed Bath & Beyond, Inc.                    6,600            $227,964
  Darden Restaurants, Inc.                   7,600             135,660
  Fortune Brands, Inc.                      15,300             655,911
  Gannett Co., Inc.                          6,200             436,666
  Harley-Davidson, Inc.                     17,100             679,041
* Kohl's Corp.                              13,400             758,172
  The McGraw-Hill Companies, Inc.           10,500             583,695
  Newell Rubbermaid, Inc.                   18,700             530,145
  Omnicom Group, Inc.                        7,100             384,607
  Target Corp.                              15,600             456,456
  Tribune Co.                               13,900             625,639
* Viacom, Inc. - Class B                    11,000             401,720
  Wal-Mart Stores, Inc.                     18,600             967,757
  Wendy's International, Inc.               14,200             390,642
--------------------------------------------------------------------------------
  TOTAL                                                      7,234,075
--------------------------------------------------------------------------------

  CONSUMER STAPLES (3.1%)
  Anheuser-Busch Companies, Inc.            15,700             731,777
  Colgate-Palmolive Co.                      8,600             468,184
* Dean Foods Co.                             7,100             304,661
  General Mills, Inc.                        7,900             359,845
  Kellogg Co.                                5,900             180,835
  Kraft Foods, Inc. - Class A                6,400             180,480
  PepsiCo, Inc.                             19,800             792,000
  Walgreen Co.                              25,400             748,792
--------------------------------------------------------------------------------
  TOTAL                                                      3,766,574
--------------------------------------------------------------------------------

  ENERGY (1.7%)
  Baker Hughes, Inc.                         6,000             179,580
  ConocoPhillips                            10,100             541,360
  EOG Resources, Inc.                       14,800             585,488
  Exxon Mobil Corp.                         18,300             639,585
* Noble Corp.                                5,400             169,668
--------------------------------------------------------------------------------
  TOTAL                                                      2,115,681
--------------------------------------------------------------------------------

  FINANCIALS (3.8%)
  American International Group, Inc.        11,900             588,455
  The Bank of New York Company, Inc.        15,700             321,850
  The Chubb Corp.                            5,600             248,192
  Citigroup, Inc.                           13,000             447,850
  Fifth Third Bancorp                       11,300             566,582
  Freddie Mac                                8,500             451,350
  The Goldman Sachs Group, Inc.              5,500             374,440
  Lehman Brothers Holdings, Inc.             4,500             259,875
  Marsh & McLennan Companies, Inc.           7,000             298,410
  Morgan Stanley Dean Witter & CO.          11,500             441,025
  WELLS FARGO & CO.                         14,800             665,852
--------------------------------------------------------------------------------
  TOTAL                                                      4,663,881
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  HEALTHCARE (4.8%)
  Abbott Laboratories                        7,100            $267,031
* Amgen, Inc.                               17,200             989,860
  Baxter International, Inc.                 3,100              57,784
  Eli Lilly and Co.                          2,900             165,735
* Forest Laboratories, Inc.                  1,800              97,146
  HCA, Inc. - The Healthcare Co.             4,400             181,984
  Johnson & Johnson                         17,900           1,035,873
  Medtronic, Inc.                           21,400             965,568
  Pfizer, Inc.                              37,100           1,156,036
  Teva Pharmaceutical Industries,
     Ltd., ADR                              11,845             493,344
  UnitedHealth Group, Inc.                   5,300             485,851
--------------------------------------------------------------------------------
  TOTAL                                                      5,896,212
--------------------------------------------------------------------------------

  INDUSTRIALS (2.3%)
  Canadian National Railway Co.              8,600             368,080
* Fiserv, Inc.                              25,000             787,000
  General Electric Co.                      29,100             742,050
  Lockheed Martin Corp.                      5,200             247,260
  Raytheon Co.                               9,600             272,352
  Union Pacific Corp.                        7,600             418,000
--------------------------------------------------------------------------------
  TOTAL                                                      2,834,742
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (4.0%)
* Cisco Systems, Inc.                       15,600             201,240
* Electronic Arts, Inc.                      3,300             193,512
  Hewlett-Packard Co.                       20,500             318,775
  Intel Corp.                               34,600             563,288
  International Business Machines Corp.      9,300             729,399
  Microsoft Corp.                           57,200           1,384,812
* PeopleSoft, Inc.                          10,300             157,590
  QUALCOMM, Inc.                            10,800             389,448
* Semiconductor HOLDRS (SM) Trust           19,600             452,564
  Texas Instruments, Inc.                   24,300             397,791
--------------------------------------------------------------------------------
  TOTAL                                                      4,788,419
--------------------------------------------------------------------------------

  MATERIALS (1.8%)
  Air Products and Chemicals, Inc.          14,600             604,878
  Alcoa, Inc.                               22,300             432,174
  Ecolab, Inc.                              16,800             828,744
  Weyerhaeuser Co.                           6,400             306,112
--------------------------------------------------------------------------------
  TOTAL                                                      2,171,908
--------------------------------------------------------------------------------
  TOTAL LARGE CAP COMMON STOCK                              33,471,492
--------------------------------------------------------------------------------

  SMALL CAP COMMON STOCK (12.6%)
  CONSUMER CYCLICAL (0.0%)
  Jostens, Inc.                                100               3,200
--------------------------------------------------------------------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (2.6%)
* AnnTaylor Stores Corp.                     9,150            $187,850
* CDW Computer Centers, Inc.                 3,300             134,640
* Coach, Inc.                                6,500             249,145
* Entercom Communications Corp. -
     Class A                                 2,400             105,384
  Fairmont Hotels & Resorts, Inc.            6,000             135,000
* The Gymboree Corp.                        14,800             222,592
* Hispanic Broadcasting Corp. - Class A      4,800              99,168
* Jones Apparel Group, Inc.                  4,600             126,178
* Lamar Advertising Co. - Class A            5,200             152,620
  Leggett & Platt, Inc.                     14,600             266,888
  Manpower, Inc.                             1,600              47,808
* Michaels Stores, Inc.                     10,100             252,601
* O'Reilly Automotive, Inc.                 22,700             615,170
* Orient-Express Hotel, Ltd. - Class A       8,500              83,130
  Polaris Industries, Inc.                   3,500             174,020
* Stoneridge, Inc.                           2,400              23,112
* Tommy Hilfiger Corp.                      14,600             105,558
* Westwood One, Inc.                         5,400             168,696
--------------------------------------------------------------------------------
  TOTAL                                                      3,149,560
--------------------------------------------------------------------------------

  ENERGY (0.9%)
* BJ Services Co.                            7,300             251,047
* Cal Dive International, Inc.              11,200             201,712
* Energy Partners, Ltd.                     14,900             151,980
  Ocean Energy, Inc.                           300               6,000
* Patterson-UTI Energy, Inc.                10,200             330,072
* Weatherford International, Ltd.            5,200             196,404
--------------------------------------------------------------------------------
  TOTAL                                                      1,137,215
--------------------------------------------------------------------------------

  FINANCIALS (1.1%)
  GreenPoint Financial Corp.                 2,742             122,869
  Investors Financial Services Corp.        24,400             594,140
  Old Republic International Corp.           5,700             152,475
  Radian Group, Inc.                         4,900             163,562
  SouthTrust Corp.                           8,500             217,005
* Trammell Crow Co.                         10,000              79,600
--------------------------------------------------------------------------------
  TOTAL                                                      1,329,651
--------------------------------------------------------------------------------

  HEALTHCARE (3.4%)
* AdvancePCS                                10,500             297,570
* The Advisory Board Co.                     2,800              97,860
* Bio-Rad Laboratories, Inc. - Class A       4,100             146,575
* Biovail Corp.                              6,400             255,168
* CIMA Labs, Inc.                            6,000             130,200
* Cobalt Corp.                               6,400              92,480
  D&K Healthcare Resources, Inc.            10,500             108,150

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                             ----------------------
                             ASSET ALLOCATION FUND
                             ----------------------

                                        Shares/Par               Value
--------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
* DaVita, Inc.                              32,200            $667,506
  Health Management Associates, Inc. -
     Class A                                 6,900             131,100
* IMPAC Medical Systems, Inc.                1,200              26,736
* Lincare Holdings, Inc.                    30,200             926,838
* Patterson Dental Co.                       8,600             394,998
* Province Healthcare Co.                   31,925             282,536
* Renal Care Group, Inc.                     7,600             236,968
* Triad Hospitals, Inc.                      5,615             151,044
* Universal Health Services, Inc. - Class B  4,800             195,696
--------------------------------------------------------------------------------
  TOTAL                                                      4,141,425
--------------------------------------------------------------------------------

  INDUSTRIALS (2.4%)
* The BISYS Group, Inc.                      8,400             137,088
  C.H. Robinson Worldwide, Inc.              8,500             277,950
* Charles River Associates, Inc.             1,400              23,940
  Cintas Corp.                               3,500             115,150
* The Corporate Executive Board Co.          7,200             256,464
  Expeditors International of
     Washington, Inc.                        7,000             251,650
* Hewitt Associates, Inc. - Class A          4,600             135,240
* Knight Transportation, Inc.               18,587             365,978
* L-3 Communications Holdings, Inc.          1,900              76,323
* MSC Industrial Direct Co., Inc. - Class A  9,200             147,108
* P.A.M. Transportation Services, Inc.       4,700             102,836
  Paychex, Inc.                              5,650             155,206
* Resources Connection, Inc.                 6,700             142,576
  SkyWest, Inc.                              2,800              28,868
* Swift Transportation Co., Inc.            12,100             193,600
  Teleflex, Inc.                            11,200             399,840
* Tetra Tech, Inc.                           4,550              64,337
--------------------------------------------------------------------------------
  TOTAL                                                      2,874,154
--------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (2.0%)
* Barra, Inc.                                1,500              44,535
* Brooks-PRI Automation, Inc.                9,804              94,805
* CACI International, Inc. - Class A         2,300              76,728
* EPIQ Systems, Inc.                        12,450             239,040
* Intersil Corp. - Class A                  10,100             157,156
* Keane, Inc.                               12,500             102,250
* Mettler-Toledo International, Inc.         4,100             122,139
  Microchip Technology, Inc.                 8,600             171,140
* Novellus Systems, Inc.                     6,900             188,163
* O2Micro International, Ltd.                8,300              89,307
* QLogic Corp.                               1,600              59,424
* Renaissance Learning, Inc.                 4,600              81,098
* Semtech Corp.                              9,900             149,985
* UTStarcom, Inc.                            9,800             195,902

                              Country        Shares/Par          Value
--------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Varian, Inc.                                   12,600       $361,116
* Verint Systems, Inc.                            4,200         70,980
* Zebra Technologies Corp. - Class A              3,900        251,160
--------------------------------------------------------------------------------
  TOTAL                                                      2,454,928
--------------------------------------------------------------------------------

  TECHNOLOGY (0.2%)
  CABLE & DBS (0.0%)
* NTL Communications, Inc.                          386          3,424
--------------------------------------------------------------------------------

  SEMICONDUCTORS (0.1%)
* Integrated Circuit Systems, Inc.                4,100         88,970
--------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
* Horizon PCS, Inc. - Warrant                        50              3
* IWO Holdings, Inc. 144A                            50              1
--------------------------------------------------------------------------------
  TOTAL                                                              4
--------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: TOWERS (0.1%)
* American Tower Escrow Unit                      1,000         66,000
--------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                             158,398
--------------------------------------------------------------------------------

  TRANSPORT SERVICES (0.0%)
  Railamerica, Inc.                                  50          1,000
--------------------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                                       1,000
--------------------------------------------------------------------------------
  TOTAL SMALL CAP COMMON STOCK                              15,249,531
--------------------------------------------------------------------------------
  TOTAL DOMESTIC COMMON
    STOCKS AND WARRANTS
    (COST $50,531,223)                                      48,721,023
--------------------------------------------------------------------------------

  FOREIGN COMMON STOCK (11.8%)
  BASIC MATERIALS (0.8%)
  Arcelor                     Luxembourg         10,645         93,624
  BASF AG                     Germany             2,505         93,238
  Billerud                    Sweden              9,829        118,820
  CRH PLC                     Ireland             7,080        102,443
  Lonza Group AG              Switzerland           900         51,012
  Novozymes A/S - B Shares    Denmark             3,630         83,742
  Pechiney SA - A Shares      France              2,884         70,305
  Rio Tinto, Ltd.             Australia           4,885         91,600
* SGL Carbon AG               Germany             2,930         36,161
  Solvay SA                   Belgium             2,130        131,668
  UPM-Kymmene OYJ             Finland             7,355         95,828
--------------------------------------------------------------------------------
  TOTAL                                                        968,441
--------------------------------------------------------------------------------

  CONSUMER CYCLICAL (2.4%)
  Bayerische Motoren
     Werke AG                 Germany             3,580         99,225
  Berkeley Group PLC          United Kingdom     12,965        127,058

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ----------------------
                             ASSET ALLOCATION FUND
                             ----------------------

                              Country        Shares/Par          Value
--------------------------------------------------------------------------------
  CONSUMER CYCLICAL (CONTINUED)
  Beru AG                     Germany             2,420       $110,910
* British Sky Broadcasting
     Group PLC                United Kingdom     14,505        143,702
  Carnival Corp.              Panama              1,770         42,675
  Compass Group PLC           United Kingdom     21,285         90,940
  Daily Mail and
     General Trust            United Kingdom      9,040         66,087
  Denway Motors, Ltd.         Hong Kong         360,000        148,857
  Electrolux AB - Series B    Sweden              7,545        119,685
* Eniro AB                    Sweden              7,300         47,783
  Esprit Holdings, Ltd.       Hong Kong          70,000        132,381
  Folli-Follie SA             Greece              3,190         38,221
* Fuji Heavy Industries, Ltd. Japan              17,000         62,506
  Game Group PLC              United Kingdom     27,420         15,603
  Greek Organization of
     Football Prognostics     Greece             11,105         92,095
* Hennes & Mauritz -
     Class AB-B Shares        Sweden              5,710        119,871
* HMV Group PLC               United Kingdom     55,635         97,613
* Honda Motor Co., Ltd.       Japan               3,800        126,581
  Hyundai Motor Co., Ltd.     Republic of Korea   4,930         94,320
  Inditex                     Spain               2,870         55,714
  Medion AG                   Germany             2,595         80,419
  MFI Furniture Group PLC     United Kingdom     50,315         93,051
  Porsche AG                  Germany               155         43,367
  PSA Peugeot Citroen         France              1,510         59,054
  Puma AG Rudolf
     Dassler Sport            Germany             1,705        138,049
  Rank Group PLC              United Kingdom     37,640        139,815
  Signet Group PLC            United Kingdom     96,370        113,865
  Swatch Group AG             Switzerland         1,050         87,017
* USS Co., Ltd.               Japan                 510         25,117
* Vivendi Universal SA        France              7,065         93,900
* Volkswagen AG               Germany             2,440         77,879
* Walmart de Mexico -
     Series V                 Mexico              1,515          3,695
  Wolseley PLC                United Kingdom     13,935        112,775
--------------------------------------------------------------------------------
  TOTAL                                                      2,899,830
--------------------------------------------------------------------------------

  CONSUMER NON-CYCLICAL (1.8%)
* Altadis SA                  Spain               5,805        141,511
  Axfood AB                   Sweden              1,205         22,952
  Burberry Group PLC          United Kingdom     23,020         85,872
* Cott Corp.                  Canada              8,055        141,365
  CSM-CVA NV                  Netherlands         5,350        106,893
  Diageo PLC                  United Kingdom      8,670         88,941
  Gallaher Group PLC          United Kingdom     16,450        158,611
  Huhtamaki OYJ               Finland            10,990         96,898

                              Country        Shares/Par          Value
--------------------------------------------------------------------------------
  CONSUMER NON-CYCLICAL (CONTINUED)
* Interbrew                   Belgium             4,645        $94,074
* Kao Corp.                   Japan               6,000        121,184
  Luxottica Group
     SPA, ADR                 Italy               8,710         93,894
  Nestle SA                   Switzerland           775        153,399
  Parmalat Finanziaria SPA    Italy              38,865         77,016
* Pernod-Ricard SA            France                602         51,304
  Reckitt Benckiser PLC       United Kingdom      9,095        149,080
* Shiseido Co., Ltd.          Japan              11,000        107,792
  Swedish Match AB            Sweden             33,960        252,328
  Unilever PLC                United Kingdom     17,805        164,859
  Wella AG                    Germany             1,315        130,148
--------------------------------------------------------------------------------
  TOTAL                                                      2,238,121
--------------------------------------------------------------------------------

  ENERGY (0.7%)
  Encana Corp.                Canada              1,620         52,446
  ENI SPA                     Italy              10,450        139,756
  IHC Caland NV               Netherlands         3,210        136,888
  Saipem SPA                  Italy              28,445        179,034
  Suncor Energy, Inc.         Canada              6,770        117,318
  Technip                     France                605         41,426
* TGS Nopec
     Geophysical Co. ASA      Norway              5,930         47,396
  Total Fina Elf SA           France              1,255        158,857
--------------------------------------------------------------------------------
  TOTAL                                                        873,121
--------------------------------------------------------------------------------

  FINANCIALS (1.7%)
  Anglo Irish Bank Co.        Ireland            26,695        191,089
  BNP Paribas SA              France              3,870        154,982
  Cattles PLC                 United Kingdom     17,680         77,550
* Converium Holding AG        Switzerland         2,330         98,272
  Corporacion Mapfre          Spain              16,930        137,816
* Danske Bank                 Denmark             8,835        147,346
  Deutsche Boerse AG          Germany             3,000        114,969
* Grupo Financiero
     BBVA Bancomer            Mexico            155,100        118,381
* HSBC Holdings PLC           United Kingdom     10,767        110,784
  ING Groep NV                Netherlands         6,775         78,291
  Kookmin Bank                South Korea         3,810         89,901
  Lloyds TSB Group PLC        United Kingdom     13,740         69,933
  Man Group PLC               United Kingdom      8,970        137,744
* Manulife Financial          Canada              3,915         93,686
* OTP Bank RT                 Hungary            17,030        166,861
  Royal Bank of Canada        Canada              4,315        167,209
  Royal Bank of Scotland
     Group PLC                United Kingdom      6,193        139,493
  Swiss Re                    Switzerland         1,740         85,361
--------------------------------------------------------------------------------
  TOTAL                                                      2,179,668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                            -----------------------
                             ASSET ALLOCATION FUND
                            -----------------------

                              Country        Shares/Par          Value
--------------------------------------------------------------------------------
  HEALTHCARE (0.8%)
* Centerpulse AG              Switzerland           340        $72,707
* Elekta AB - Class B         Sweden              9,675        100,984
  Getinge AB                  Sweden              6,005        108,713
* Nobel Biocare AB            Sweden                 20          1,055
  Nobel Biocare Holding AG    Switzerland         1,005         53,170
  Novartis AG                 Switzerland         2,830        104,806
* Resmed                      Australia           3,465        110,811
  Stada Arzneimittel AG       Germany             1,570         73,667
  Synthes Stratec, Inc.       Switzerland           193        107,249
* Takeda Chemical
     Industries               Japan               3,000        112,076
* Taro Pharmaceutical
     Industries, Ltd.         Israel              3,620        138,573
--------------------------------------------------------------------------------
  TOTAL                                                        983,811
--------------------------------------------------------------------------------

  INDUSTRY GOODS & SERVICES (1.1%)
  Alfa Laval AB               Sweden              9,190         74,786
  Amcor, Ltd.                 Australia          21,905        107,353
  Atlas Copco AB -
     A Shares                 Sweden              5,805        114,677
  Cobham PLC                  United Kingdom      5,390         91,587
  Group 4 Falck A/S           Denmark             4,160         63,571
  Grupo Ferrovial             Spain               7,060        183,044
  Intrum Justitia AB          Sweden              7,875         32,507
  Jarvis PLC                  United Kingdom     15,930         62,824
  Meggitt PLC                 United Kingdom     35,315         92,942
* Neopost SA                  France              2,650         74,316
* Omron Corp.                 Japan               8,000        127,104
* SGS Societe Generale de
     Surveillance Holding     Switzerland           440        141,625
  Vinci SA                    France              2,845        166,089
--------------------------------------------------------------------------------
  TOTAL                                                      1,332,425
--------------------------------------------------------------------------------

  TECHNOLOGY (0.9%)
  ASM Pacific
     Technology, Ltd.         Hong Kong          36,500         87,279
* ASML Holding NV             Netherlands         6,190         40,190
* Canon, Inc.                 Japan               3,000        104,739
* INFOSYS
     Technologies, Ltd.       India               1,245        105,988
* Keyence Corp.               Japan                 600         92,798
* Logitech
     International-Reg        Switzerland         3,965        116,621
* Micronas
     Semiconductor-Reg        Switzerland         1,665         39,424
  Nokia OYJ                   Finland             4,255         59,988
* Rohm Co., Ltd.              Japan                 900         97,529

                              Country        Shares/Par          Value
--------------------------------------------------------------------------------
  TECHNOLOGY (CONTINUED)
  Royal Philips
     Electronics NV           Netherlands         6,749       $105,975
  Samsung Electronics
     Co., Ltd.                South Korea           520        117,725
  Sap AG                      Germany               955         72,374
* Taiwan Semiconductor
     Manufacturing Co., Ltd.  Taiwan             31,500         38,346
--------------------------------------------------------------------------------
  TOTAL                                                      1,078,976
--------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (0.7%)
* KDDI Corp.                  Japan                  35        103,306
* Mobistar SA                 Belgium             5,990        170,139
* Orange SA                   France             16,160        129,609
  PT Telekomunikasi
     Indonesia                Indonesia         264,500        107,714
* Tele2 - Class AB-B Shares   Sweden              1,940         58,688
* Telefonica SA               Spain              13,371        125,040
  Vodafone Group PLC          United Kingdom     63,665        113,714
--------------------------------------------------------------------------------
  TOTAL                                                        808,210
--------------------------------------------------------------------------------

  TRANSPORTATION (0.5%)
  Boskalis Westminster -
     CVA                      Netherlands         3,365         65,947
  Brisa-Auto Estradas de
     Portugal SA              Portugal           24,770        132,443
* EasyJet PLC                 United Kingdom     19,370         67,970
  Exel PLC                    United Kingdom     10,370         92,201
* Fraport AG                  Germany             5,224         96,907
  Macquarie Infrastructure
     Group                    Australia          58,055        110,160
--------------------------------------------------------------------------------
  TOTAL                                                        565,628
--------------------------------------------------------------------------------

  UTILITIES (0.4%)
  Centrica PLC                United Kingdom     43,540         99,275
  Iberdrola SA                Spain               6,900        112,412
  National Grid Group PLC     United Kingdom     22,445        137,477
  Snam Rete Gas               Italy              30,805        107,902
--------------------------------------------------------------------------------
  TOTAL                                                        457,066
--------------------------------------------------------------------------------
  TOTAL FOREIGN COMMON STOCK
    (COST $15,179,252)                                      14,385,297
--------------------------------------------------------------------------------

  PREFERRED SECURITIES (0.1%)
  TECHNOLOGY (0.1%)
  BROADCASTING (0.0%)
  Sinclair Capital                                  500         53,000
--------------------------------------------------------------------------------

  CABLE (0.1%)
  CSC Holdings, Inc. - Series M                     763         78,016
  CSC Holdings, Inc. - Series H                     250         25,688
--------------------------------------------------------------------------------
  TOTAL                                                        103,704
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ----------------------
                             ASSET ALLOCATION FUND
                            -----------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  TELECOMMUNICATIONS WIRELESS: TOWERS (0.0%)
**Crown Castle International Corp.                    6           $486
-------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
**Intermedia Communications, Inc.,                    2             26
-------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                             157,216
-------------------------------------------------------------------------------

  TRANSPORTATION SERVICES (0.0%)
**American Commercial Lines LLC                     399            848
-------------------------------------------------------------------------------
  TOTAL PREFERRED SECURITIES
    (COST $178,599)                                            158,064
-------------------------------------------------------------------------------

  INVESTMENT-GRADE BONDS (26.2%)
  CORPORATE BONDS DOMESTIC (9.3%)
  AEROSPACE/DEFENSE (0.2%)
  Lockheed Martin Corp., 8.20%, 12/1/09         200,000        246,846
  Raytheon Co., 7.20%, 8/15/27                   35,000         38,245
-------------------------------------------------------------------------------
  TOTAL                                                        285,091
-------------------------------------------------------------------------------

  AIRCRAFT PARTS & EQUIPMENT (0.3%)
  Goodrich Corp., 7.625%, 12/15/12              350,000        367,166
-------------------------------------------------------------------------------

  AUTO RELATED (0.2%)
  Toyota Motor Credit Corp.,
     5.65%, 1/15/07                             250,000        274,384
-------------------------------------------------------------------------------

  AUTOMOBILES & OTHER MOTOR VEHICLES (0.2%)
  Daimler Chrysler NA Holdings,
     4.75%, 1/15/08                             250,000        253,507
-------------------------------------------------------------------------------

  BALL & ROLLER BEARINGS (0.4%)
  Timken Co., 5.75%, 2/15/10                    500,000        509,310
-------------------------------------------------------------------------------

  BEVERAGES, MALT BEVERAGES (0.7%)
  Anheuser-Busch Companies, Inc.,
     7.00%, 12/1/25                             280,000        303,190
  Anheuser-Busch Companies, Inc.,
     7.50%, 3/15/12                              57,000         70,574
  Coca-Cola Enterprises, Inc.,
     5.25%, 5/15/07                             150,000        162,731
  Coca-Cola Enterprises, Inc.,
     5.375%, 8/15/06                            250,000        271,244
------------------------------------------------------------------------------
  TOTAL                                                        807,739
------------------------------------------------------------------------------

  COMMERCIAL BANKS (0.1%)
  Bank of America Corp., 7.40%, 1/15/11          66,000         78,632
-------------------------------------------------------------------------------

  COMMERCIAL PHYSICAL RESEARCH (0.3%)
  Monsanto Co., 7.375%, 8/15/12                 350,000        385,031
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  CONCRETE WORK (0.3%)
  Hanson Australia Funding,
     5.25%, 3/15/13                             350,000       $342,749
-------------------------------------------------------------------------------

  CRUDE PETROLEUM & NATURAL GAS (0.4%)
  Occidental Petroleum, 6.75%, 1/15/12          476,000        546,254
-------------------------------------------------------------------------------

  ELECTRICAL EQUIPMENT & SUPPLIES (0.2%)
  Cooper Industries, Inc., 5.50%, 11/1/09       200,000        210,750
-------------------------------------------------------------------------------

  FIRE, MARINE & CASUALTY INSURANCE (0.6%)
  Allstate Corp., 6.125%, 12/15/32               45,000         46,315
  Berkley (WR) Corp., 5.875%, 2/15/13           200,000        200,835
  Progressive Corp., 6.25%, 12/1/32             150,000        157,730
  Travelers Property Casualty,
     6.375%, 3/15/33 144A                       350,000        346,058
-------------------------------------------------------------------------------
  TOTAL                                                        750,938
-------------------------------------------------------------------------------

  HOUSE FURNISHINGS (0.2%)
  Leggett & Platt, Inc., 4.70%, 4/1/13          300,000        304,046
-------------------------------------------------------------------------------

  MEDICAL LABORATORIES (0.2%)
  Laboratory Corporation of
     America Holdings,
     5.50%, 2/1/13 144A                         200,000        205,020
-------------------------------------------------------------------------------

  METAL MINING (0.2%)
  Rio Tinto Finance, Ltd., 5.75%, 7/3/06        200,000        217,586
-------------------------------------------------------------------------------

  MOTORS & GENERATORS (0.1%)
  Emerson Electric Co., 5.75%, 11/1/11          119,000        129,484
--------------------------------------------------------------------------------

  NATIONAL COMMERCIAL BANKS (0.2%)
  Bank One Corp., 5.25%, 1/30/13                250,000        261,865
--------------------------------------------------------------------------------

  OFFICE MACHINES (0.2%)
  Pitney Bowes Credit Corp.,
     5.75%, 8/15/08                             250,000        277,638
-------------------------------------------------------------------------------

  OIL & GAS EXTRACTION (0.2%)
  Chevron Corp., 6.625%, 10/1/04                250,000        267,126
-------------------------------------------------------------------------------

  OIL & GAS FIELD MACHINERY (0.2%)
  National-Oilwell, Inc.,
     5.65%, 11/15/12 144A                       250,000        259,950
-------------------------------------------------------------------------------

  PAPERBOARD MILLS (0.3%)
  Rock-Tenn Co., 5.625%, 3/15/13                350,000        348,004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  PHARMACEUTICALS (1.2%)
  Eli Lilly & Co., 5.50%, 7/15/06               120,000       $131,195
  Johnson & Johnson, 6.625%, 9/1/09             250,000        291,393
  Johnson & Johnson, 6.95%, 9/1/29              375,000        453,842
  Merck & Co., Inc., 5.95%, 12/1/28             320,000        340,105
  Pfizer, Inc., 5.625%, 2/1/06                  175,000        191,896
--------------------------------------------------------------------------------
  TOTAL                                                      1,408,431
--------------------------------------------------------------------------------

  PLASTICS MATERIALS & RESINS (0.3%)
  Eastman Chemical, 7.00%, 4/15/12              350,000        385,142
--------------------------------------------------------------------------------

  RADIO, TV ELECTRONIC STORES (0.3%)
  Radioshack Corp., 6.95%, 9/1/07               350,000        389,265
--------------------------------------------------------------------------------

  RETAIL - RETAIL STORES (0.3%)
  Limited Brands, Inc., 6.125%, 12/1/12         300,000        312,284
--------------------------------------------------------------------------------

  SECURITY BROKERS & DEALERS (0.1%)
  Bear Stearns Co., Inc., 4.00%, 1/31/08        100,000        102,031
--------------------------------------------------------------------------------

  SOYBEAN OIL MILLS (0.3%)
  Archer-Daniels-Midland Co.,
     7.00%, 2/15/31                             300,000        346,173
--------------------------------------------------------------------------------

  STEEL WIRE & RELATED PRODUCTS (0.4%)
  Hubbell, Inc., 6.375%, 5/15/12                500,000        547,129
--------------------------------------------------------------------------------

  TOBACCO PRODUCTS (0.2%)
  Altria Group, Inc., 7.75%, 1/15/27            200,000        197,955
--------------------------------------------------------------------------------

  WINES & DISTILLED BEVERAGES (0.2%)
  Brown-Forman Corp.,
     3.00%, 3/15/08 144A                        250,000        246,148
--------------------------------------------------------------------------------

  WOMEN'S CLOTHING STORES (0.3%)
  Limited Brands, Inc.,
     6.95%, 3/1/33 144A                         300,000        304,905
--------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS DOMESTIC                            11,321,733
--------------------------------------------------------------------------------

  GOVERNMENT (DOMESTIC AND FOREIGN)
     AND AGENCY BONDS (16.2%)
  FEDERAL GOVERNMENT & AGENCIES (16.2%)
  Aid-Israel, 0.00%, 11/1/24                  1,000,000        291,695
  Federal National Mortgage
     Association, 6.00%, 5/1/11                 363,891        383,036
  Government National Mortgage
     Association, 5.50%, 4/15/32                182,260        187,472
  Government National Mortgage
     Association, 8.00%, 8/15/26                 83,528         91,143

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
  Government National Mortgage
     Association, 8.00%, 10/15/26                68,413        $74,651
  Government National Mortgage
     Association, 8.00%, 7/15/27                 30,539         33,237
  Government National Mortgage
     Association TBA, 5.50%, 5/1/25             450,000        460,266
  Housing & Urban Development,
     6.08%, 8/1/13                              150,000        169,218
  US Treasury, 1.625%, 1/31/05                   65,000         65,203
  US Treasury, 1.75%, 12/31/04                   30,000         30,172
  US Treasury, 2.125%, 10/31/04                 250,000        253,027
  US Treasury, 3.00%, 2/29/04                   243,000        247,053
  US Treasury, 3.00%, 11/15/07                2,150,000      2,179,563
  US Treasury, 3.00%, 2/15/08                 7,045,000      7,127,559
  US Treasury, 3.875%, 6/30/03                  223,000        224,524
  US Treasury, 3.875%, 2/15/13                2,370,000      2,379,907
  US Treasury, 4.00%, 11/15/12                  682,000        691,857
  US Treasury, 5.25%, 5/15/04                   100,000        104,500
  US Treasury, 5.375%, 2/15/31                  184,000        199,036
  US Treasury, 5.50%, 5/15/09                    95,000        107,547
  US Treasury, 5.875%, 11/15/04               1,430,000      1,532,502
  US Treasury, 6.50%, 5/15/05                   910,000      1,003,488
  US Treasury Inflation Index Bond,
     3.375%, 1/15/07                            447,205        492,065
  US Treasury Inflation Index Bond,
     3.625%, 1/15/08                            809,669        906,197
  US Treasury Inflation Index Bond,
     3.875%, 4/15/29                            165,768        203,791
  US Treasury Stripped, 0.00%, 5/15/30          720,000        173,790
  Vendee Mortgage Trust, Series
     1999-1, Class 2IO,
     0.175%, 1/15/29 IO                      35,608,682        162,376
--------------------------------------------------------------------------------
  TOTAL GOVERNMENT (DOMESTIC
     AND FOREIGN) AND AGENCY BONDS                          19,774,875
--------------------------------------------------------------------------------

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (0.7%)
  COMMERCIAL MORTGAGES (0.6%)
  Asset Securitization Corp.,
     Series 1996-MD6, Class CS1,
     1.63%, 11/13/26 IO                       2,431,675         11,015
  Asset Securitization Corp.,
     Series 1996-MD6, Class CS2,
     1.10%, 11/13/26 IO                       5,000,000         48,450
  Criimi Mae Commercial Mortgage
     Trust, Series 1998-C1, Class B,
     7.00%, 11/2/11 144A                        339,000        346,683

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  COMMERCIAL MORTGAGES (CONTINUED)
  Midland Realty Acceptance Corp.,
     Series 1996-C2, Class AEC,
     1.35%, 1/25/29 IO 144A                   3,403,193       $146,491
  Mortgage Capital Funding, Inc.,
     Series 1997-MC1, Class A3,
     7.28%, 3/20/07                             100,000        112,048
--------------------------------------------------------------------------------
  TOTAL                                                        664,687
--------------------------------------------------------------------------------

  FRANCHISE LOAN RECEIVABLES (0.1%)
  Enterprise Mortgage Acceptance Co.,
     Series 1998-1, Class IO,
     1.37%, 1/15/23 IO 144A                   5,629,726        168,892
--------------------------------------------------------------------------------

  RESIDENTIAL MORTGAGES (0.0%)
  Blackrock Capital Finance L.P.,
     Series 1997-R3, Class B3,
     7.25%, 11/25/28 144A                       162,156         12,972
--------------------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES                                   846,551
--------------------------------------------------------------------------------
  TOTAL INVESTMENT-GRADE BONDS
    (COST $31,304,499)                                      31,943,159
--------------------------------------------------------------------------------

  BELOW INVESTMENT-GRADE BONDS (7.3%)
  BASIC MATERIALS (0.2%)
  CHEMICALS (0.1%)
  Lyondell Chemical Co.,
     11.125%, 7/15/12                            50,000         51,500
  Lyondell Chemical Co.,
     9.50%, 12/15/08 144A                        25,000         24,250
--------------------------------------------------------------------------------
  TOTAL                                                         75,750
--------------------------------------------------------------------------------

  METALS & MINING (0.1%)
  UCAR Finance, Inc., 10.25%, 2/15/12            75,000         66,750
  USEC, Inc., 6.625%, 1/20/06                    75,000         63,095
--------------------------------------------------------------------------------
  TOTAL                                                        129,845
--------------------------------------------------------------------------------

  PAPER (0.0%)
  Appleton Papers, Inc., 12.50%, 12/15/08        50,000         56,375
--------------------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                        261,970
--------------------------------------------------------------------------------

  CAPITAL GOODS (0.6%)
  AEROSPACE (0.0%)
  K&F Industries, Inc., 9.625%, 12/15/10         50,000         53,000
--------------------------------------------------------------------------------

  BUILDING - FOREST PRODUCTS (0.1%)
  Georgia-Pacific Corp.,
     8.875%, 2/1/10 144A                        100,000        103,750
--------------------------------------------------------------------------------

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  BUILDING & CONSTRUCTION (0.3%)
  H&E Equipment Services LLC,
     11.125%, 6/15/12                           100,000        $76,250
  Integrated Electrical Services, Inc.,
     9.375%, 2/1/09                             100,000         96,000
  United Rentals, Inc., 10.75%, 4/15/08         100,000        103,500
  United Rentals, Inc.,
     10.75%, 4/15/08 144A                        25,000         25,875
--------------------------------------------------------------------------------
  TOTAL                                                        301,625
--------------------------------------------------------------------------------

  INDUSTRIALS (0.2%)
  Perkinelmer, Inc., 8.875%, 1/15/13 144A        50,000         52,250
  Rexnord Corp., 10.125%, 12/15/12 144A          50,000         53,125
  Tyco International Group,
     6.375%, 2/15/06                             50,000         48,750
  Tyco International Group,
     2.75%, 1/15/18 144A                         50,000         46,250
--------------------------------------------------------------------------------
  TOTAL                                                        200,375
--------------------------------------------------------------------------------
  TOTAL CAPITAL GOODS                                          658,750
--------------------------------------------------------------------------------

  CONSUMER CYCLICAL (1.8%)
  APPAREL, TEXTILE (0.2%)
  Guess ?, Inc., 9.50%, 8/15/03                  50,000         49,438
  Levi Strauss & Co., 11.625%, 1/15/08          125,000        118,124
  Tommy Hilfiger USA, Inc.,
     6.85%, 6/1/08                               50,000         48,625
--------------------------------------------------------------------------------
  TOTAL                                                        216,187
--------------------------------------------------------------------------------

  AUTO RELATED (0.2%)
  Asbury Automotive Group, Inc.,
     9.00%, 6/15/12                              50,000         42,625
  Autonation, Inc., 9.00%, 8/1/08                75,000         79,125
  Csk Auto, Inc., 12.00%, 6/15/06                50,000         54,250
  Trimas Corp., 9.875%, 6/15/12                 100,000        101,000
  TRW Automotive, Inc.,
     11.00%, 2/15/13 144A                        25,000         24,938
  TRW Automotive, Inc.,
     9.375%, 2/15/13 144A                        25,000         25,000
--------------------------------------------------------------------------------
  TOTAL                                                        326,938
--------------------------------------------------------------------------------

  HOME CONSTRUCTION (0.3%)
  Beazer Homes USA, 8.875%, 4/1/08               35,000         36,553
  K. Hovanian Enterprises,
     10.50%, 10/1/07                             50,000         55,875
  KB Homes, 7.75%, 2/1/10                        25,000         25,500
  Meritage Corp., 9.75%, 6/1/11 144A             25,000         26,375
  Schuler Homes, 9.375%, 7/15/09                 50,000         53,875
  Technical Olympic USA, Inc.,
     9.00%, 7/1/10                               50,000         49,500
  William Lyon Homes, 10.75%, 4/1/13             75,000         74,063
--------------------------------------------------------------------------------
  TOTAL                                                        321,741
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 MARCH 31, 2003
--------------------------------------------------------------------------------

                             ---------------------
                             ASSET ALLOCATION FUND
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  LEISURE RELATED (0.2%)
  Bally Total Fitness Holdings,
     Series D, 9.875%, 10/15/07                 100,000        $86,000
  Premier Parks, Inc., 9.50%, 2/1/09            100,000         95,000
  Universal City Development Corp.,
     11.75%, 4/1/10 144A                         25,000         25,156
-------------------------------------------------------------------------------
  TOTAL                                                        206,156
-------------------------------------------------------------------------------

  LODGING/RESORTS (0.1%)
  Corrections Corp. of America,
     9.875%, 5/1/09                              75,000         80,813
  Felcor Lodging LP, 9.50%, 9/15/08             100,000         91,500
-------------------------------------------------------------------------------
  TOTAL                                                        172,313
-------------------------------------------------------------------------------

  PRINTING & PUBLISHING (0.5%)
  American Achievement Corp.,
     11.625%, 1/1/07                            100,000        106,000
  American Media, Inc.,
     8.875%, 1/15/11 144A                        25,000         27,000
  DEX Media East LLC,
     9.875%, 11/15/09 144A                      100,000        112,750
  Houghton Mifflin Co.,
     9.875%, 2/1/13 144A                        100,000        108,000
  Mail-Well Corp., 9.625%, 3/15/12               75,000         72,938
  RH Donnelley Financial Corp.,
     10.875%, 12/15/12                          100,000        114,249
  Vertis, Inc., 10.875%, 6/15/09                100,000        103,250
  Von Hoffman Corp., 10.25%, 3/15/09             50,000         49,750
-------------------------------------------------------------------------------
  TOTAL                                                        693,937
-------------------------------------------------------------------------------

  RETAIL - GENERAL (0.3%)
  Hollywood Entertainment, Inc.,
     9.625%, 3/15/11                             50,000         52,125
  J.C. Penney Company, Inc.,
     8.00%, 3/1/10                               75,000         77,625
  Rite Aid Corp., 9.50%, 2/15/11 144A            25,000         25,875
  Saks, Inc., 8.25%, 11/15/08                    50,000         50,875
-------------------------------------------------------------------------------
  TOTAL                                                        206,500
-------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                    2,143,772
-------------------------------------------------------------------------------

  CONSUMER STAPLES (1.8%)
  CONTAINERS (0.3%)
  BWAY Corp., 10.00%, 10/15/10 144A              50,000         52,500
  Crown Euro Holdings SA,
     10.875%, 3/1/13 144A                       100,000        101,125
  Crown Euro Holdings SA,
     9.50%, 3/1/11 144A                          25,000         24,969
  Owens-Brockway Glass Container,
     Inc., 8.75%, 11/15/12 144A                 125,000        128,594
-------------------------------------------------------------------------------
  TOTAL                                                        307,188
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  FOOD SERVICE (0.1%)
  Buffets, Inc., 11.25%, 7/15/10                 50,000        $43,125
  Sbarro, Inc., 11.00%, 9/15/09                  50,000         45,750
-------------------------------------------------------------------------------
  TOTAL                                                         88,875
-------------------------------------------------------------------------------

  FOODS (0.2%)
  Corn Products International, Inc.,
     8.25%, 7/15/07                              50,000         51,932
  Doane Pet Care Co.,
     10.75%, 3/1/10 144A                         75,000         76,875
  Dole Foods Co.,
     8.875%, 3/15/11 144A                        25,000         26,000
  Swift & Co., 10.125%, 10/1/09 144A             50,000         49,500
-------------------------------------------------------------------------------
  TOTAL                                                        204,307
-------------------------------------------------------------------------------

  GAMING (0.7%)
  Aztar Corp., 8.875%, 5/15/07                   25,000         25,688
  Choctaw Resort Development,
     9.25%, 4/1/09                               50,000         53,250
  Chumash Casino & Resort,
     9.00%, 7/15/10 144A                         50,000         53,125
  Herbst Gaming, Inc., 10.75%, 9/1/08           100,000        107,000
  Hollywood Casino Shreveport,
     13.00%, 8/1/06                              75,000         53,625
  Jacobs Entertainment, Inc.,
     11.875%, 2/1/09                             50,000         52,000
  Majestic Investment Holdings, Inc.,
     11.65%, 11/30/07                            50,000         48,000
  The Majestic Star Casino LLC,
     10.875%, 7/1/06                             50,000         51,000
  Park Place Entertainment Corp.,
     9.375%, 2/15/07                             25,000         26,750
  Resort International Hotel/Casino,
     11.50%, 3/15/09                             75,000         65,250
  Trump Holdings & Funding,
     11.625%, 3/15/10 144A                      125,000        119,688
  Venetian Casino Resort LLC,
     11.00%, 6/15/10                            100,000        104,625
  Wheeling Island Gaming,
     10.125%, 12/15/09                           75,000         74,250
  Wynn Las Vegas Corp.,
     12.00%, 11/1/10                            125,000        130,624
-------------------------------------------------------------------------------
  TOTAL                                                        964,875
-------------------------------------------------------------------------------

  HEALTHCARE (0.4%)
  Ameripath, Inc., 10.50%, 4/1/13 144A          125,000        128,750
  AmerisourceBergen Corp.,
     7.25%, 11/15/12                             50,000         52,500
++HEALTHSOUTH Corp.,
     8.50%, 2/1/08                               50,000         23,000

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ----------------------
                             ASSET ALLOCATION FUND
                             ----------------------

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
  InSight Health Services Corp.,
     9.875%, 11/1/11                            100,000        $96,000
  Pacificare Health Systems, Inc.,
     10.75%, 6/1/09                              50,000         54,250
  Rotech Healthcare, Inc.,
     9.50%, 4/1/12 144A                         100,000         98,500
  Ventas Realty, 9.00%, 5/1/12                   50,000         53,500
--------------------------------------------------------------------------------
  TOTAL                                                        506,500
--------------------------------------------------------------------------------

  RETAIL - FOOD (0.1%)
  Delhaize America, Inc., 9.00%, 4/15/31        125,000        123,750
--------------------------------------------------------------------------------

  SOAPS & TOILETRIES (0.0%)
  Elizabeth Arden, Inc., 11.75%, 2/1/11          25,000         26,875
--------------------------------------------------------------------------------
  TOTAL CONSUMER STAPLES                                     2,222,370
--------------------------------------------------------------------------------

  ENERGY (0.5%)
  COAL (0.1%)
  Peabody Energy Corp.,
     6.875%, 3/15/13 144A                        75,000         75,938
--------------------------------------------------------------------------------

  OIL & GAS INDEPENDENT (0.1%)
  Chesapeake Energy Corp.,
     7.50%, 9/15/13                             100,000        102,250
  Compton Petroleum Corp.,
     9.90%, 5/15/09                              50,000         53,813
  PDVSA Finance, Ltd., 1999-I,
     9.75%, 2/15/10                              50,000         40,000
--------------------------------------------------------------------------------
  TOTAL                                                        196,063
--------------------------------------------------------------------------------

  OIL FIELD SERVICES (0.2%)
  BRL Universal Equipment,
     8.875%, 2/15/08                             50,000         53,500
  El Paso Energy Partners, 8.50%, 6/1/11         75,000         76,500
  Grant Prideco Escrow,
     9.00%, 12/15/09 144A                        50,000         53,375
  Hanover Equipment TR., 8.75%, 9/1/11           50,000         48,500
--------------------------------------------------------------------------------
  TOTAL                                                        231,875
--------------------------------------------------------------------------------

  REFINING (0.1%)
  Citgo Petroleum Corp.,
     11.375%, 2/1/11 144A                       125,000        130,937
--------------------------------------------------------------------------------
  TOTAL ENERGY                                                 634,813
--------------------------------------------------------------------------------

  FINANCE (0.2%)
  BANKS (0.0%)
  Western Financial Bank-FSB,
     9.625%, 5/15/12                             50,000         49,875

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  FINANCE COMPANIES (0.2%)
  AmeriCredit Corp., 9.875%, 4/15/06             50,000        $38,750
  Metris Companies, Inc.,
     10.125%, 7/15/06                           100,000         54,000
--------------------------------------------------------------------------------
  TOTAL                                                         92,750
--------------------------------------------------------------------------------

  FINANCIAL SERVICES (0.0%)
  Labranche & Company, Inc.,
     12.00%, 3/2/07                              50,000         56,000
--------------------------------------------------------------------------------
  TOTAL FINANCE                                                198,625
--------------------------------------------------------------------------------

  MISCELLANEOUS (0.2%)
  PROFESSIONAL SERVICES (0.0%)
  Kindercare Learning Centers,
     9.50%, 2/15/09                              50,000         48,750
--------------------------------------------------------------------------------

  REAL ESTATE (0.2%)
  CB Richards Ellis Services, Inc.,
     11.25%, 6/15/11                             25,000         23,375
  Istar Financial, Inc., 8.75%, 8/15/08          50,000         53,669
  LNR Property Corp., 10.50%, 1/15/09           100,000        104,750
--------------------------------------------------------------------------------
  TOTAL                                                        181,794
--------------------------------------------------------------------------------
  TOTAL MISCELLANEOUS                                          230,544
--------------------------------------------------------------------------------

  TECHNOLOGY (1.2%)
  CABLE & DBS (0.3%)
  Charter Communications Holdings
     LLC, 9.625%, 11/15/09                       50,000         21,750
  DIRECTV Holdings/Finance,
     8.375%, 3/15/13 144A                       100,000        110,250
  Echostar DBS Corp., 10.375%, 10/1/07          100,000        110,000
  Insight Midwest, 9.75%, 10/1/09                50,000         51,625
  MediaCom LLC, 9.50%, 1/15/13                   50,000         51,750
  Rogers Communications, Inc.,
     8.875%, 7/15/07                             45,000         45,900
++Telewest Communications PLC,
     9.875%, 2/1/10                              75,000         14,250
--------------------------------------------------------------------------------
  TOTAL                                                        405,525
--------------------------------------------------------------------------------

  ELECTRONICS (0.1%)
  Sanmina-Sci Corp.,
     10.375%, 1/15/10 144A                       50,000         54,000
  Solectron Corp., 9.625%, 2/15/09               50,000         52,250
--------------------------------------------------------------------------------
  TOTAL                                                        106,250
--------------------------------------------------------------------------------

  OFFICE EQUIPMENT (0.2%)
  Buhrmann U.S., Inc., 12.25%, 11/1/09          125,000        115,000
  Moore NA Finance,
     7.875%, 1/15/11 144A                        75,000         77,625
  Unisys Corp., 6.875%, 3/15/10                  75,000         75,750
--------------------------------------------------------------------------------
  TOTAL                                                        268,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 MARCH 31, 2003
--------------------------------------------------------------------------------

                             ----------------------
                             ASSET ALLOCATION FUND
                             ----------------------

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.5%)
+ Alamosa PCS Holdings, Inc.,
     12.875%, 2/15/10                           350,000       $108,500
  Nextel Communications, Inc.,
     10.65%, 9/15/07                             90,000         93,825
  Nextel Partners, Inc., 12.50%, 11/15/09        75,000         76,875
  Rogers Cantel, Inc., 8.30%, 10/1/07            75,000         75,750
  Rogers Cantel, Inc., 9.75%, 6/1/16             50,000         52,500
+ Triton PCS, Inc., 11.00%, 5/1/08              100,000         91,500
+ US Unwired, Inc., 13.375%, 11/1/09            120,000         19,800
--------------------------------------------------------------------------------
  TOTAL                                                        518,750
--------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELINE: CLEC (0.1%)
  Fairpoint Communications,
     11.875%, 3/1/10                            100,000        105,000
  Qwest Services Corp.,
     13.50%, 12/15/10 144A                       73,000         77,015
--------------------------------------------------------------------------------
  TOTAL                                                        182,015
--------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                           1,480,915
--------------------------------------------------------------------------------

  TRANSPORT SERVICES (0.4%)
  RAILROADS (0.1%)
  Railamerica Transportation Corp.,
     12.875%, 8/15/10                            50,000         51,688
  TFM SA DE CV, 12.50%, 6/15/12 144A             50,000         48,375
--------------------------------------------------------------------------------
  TOTAL                                                        100,063
--------------------------------------------------------------------------------

  TRUCKING & SHIPPING (0.3%)
++American Commercial LLC,
     11.25%, 1/1/08                              44,690         11,899
  CP Ships, Ltd., 10.375%, 7/15/12               50,000         53,500
  General Maritime Corp.,
     10.00%, 3/15/13 144A                        25,000         25,500
  International Shipholding Corp.,
     7.75%, 10/15/07                             35,000         29,750
  North American Van Lines,
     13.375%, 12/1/09                           100,000        103,249
  Overseas Shipholding Group,
     8.25%, 3/15/13 144A                         75,000         74,719
  Stena AB, 9.625%, 12/1/12                      75,000         77,625
--------------------------------------------------------------------------------
  TOTAL                                                        376,242
--------------------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                                     476,305
--------------------------------------------------------------------------------

  UTILITIES (0.4%)
  PIPELINES - GAS (0.2%)
  ANR Pipeline Co.,
     8.875%, 3/15/10 144A                        75,000         79,500
  Northwest Pipeline Corp.,
     8.125%, 3/1/10 144A                        100,000        104,500
  Southern Natural Gas,
     8.875%, 3/15/10 144A                        40,000         42,200
--------------------------------------------------------------------------------
  TOTAL                                                        226,200
--------------------------------------------------------------------------------

                                             Shares/Par          Value
--------------------------------------------------------------------------------
  UTILITY - ELECTRIC (0.2%)
  Calpine Canada Energy, 8.50%, 5/1/08           75,000        $43,125
  Calpine Corp., 8.625%, 8/15/10                 25,000         13,875
  Calpine Corp., 8.75%, 7/15/07                  50,000         29,000
  Edison Mission Energy, 10.00%, 8/15/08         50,000         38,500
  Orion Power Holdings, Inc.,
     12.00%, 5/1/10                             100,000         91,000
  Western Resources, 9.75%, 5/1/07               50,000         53,375
--------------------------------------------------------------------------------
  TOTAL                                                        268,875
--------------------------------------------------------------------------------

  UTILITY - GARBAGE DISPOSAL (0.0%)
  Allied Waste North America, Inc.,
     8.50%, 12/1/08                              25,000         26,281
--------------------------------------------------------------------------------
  TOTAL UTILITIES                                              521,356
--------------------------------------------------------------------------------
  TOTAL BELOW INVESTMENT-GRADE BONDS
    (COST $8,744,696)                                        8,829,420
--------------------------------------------------------------------------------

  SHORT-TERM INVESTMENTS (14.0%)
  FEDERAL GOVERNMENT & AGENCIES (0.5%)
--Federal National Mortgage Association,
     1.23%, 5/28/03                             600,000        598,832
--------------------------------------------------------------------------------

  FINANCE LESSORS (2.1%)
--Receivables Capital Corp.,
     1.26%, 5/1/03                            2,500,000      2,497,375
--------------------------------------------------------------------------------

  FINANCE SERVICES (2.0%)
--Preferred Receivable Funding,
     1.25%, 4/22/03                           2,400,000      2,398,250
--------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.1%)
--Quincy Capital Corp., 1.26%, 5/2/03         2,500,000      2,497,288
--------------------------------------------------------------------------------

  PERSONAL CREDIT INSTITUTIONS (4.0%)
  Salomon Smith Barney Holdings,
     1.25%, 4/23/03                           2,500,000      2,498,090
  Toyota Motor Credit Co.,
     1.23%, 4/22/03                           2,500,000      2,498,206
--------------------------------------------------------------------------------
  TOTAL                                                      4,996,296
--------------------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (3.3%)
  Asset Securitization, 1.25%, 4/21/03        2,500,000      2,498,263
  UBS Finance LLC, 1.36%, 4/1/03              1,600,000      1,600,000
--------------------------------------------------------------------------------
  TOTAL                                                      4,098,263
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $17,086,304)                                      17,086,304
--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.5%)
    (COST $123,024,573)^                                   121,123,267
--------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.5%)                        582,470
--------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $121,705,737
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ----------------------
                             ASSET ALLOCATION FUND
                            -----------------------

*   Non-Income Producing

**  PIK - Payment in Kind

 ADR - American Depositary Receipt

 IO - Interest Only Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++ Defaulted Security

--All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                   Unrealized
                                    Number of      Expiration     Appreciation
 Issuer                             Contracts         Date       (Depreciation)
--------------------------------------------------------------------------------
 S&P 500R Index Futures
    (Total notional value at
       3/31/03, $7,064,969)             34            6/03          $134,531

^ At March 31, 2003, the aggregate cost of securities for federal tax purposes was $123,661,351 and the net unrealized depreciation of investments based on that cost was $2,538,084 which is comprised of $5,032,989 aggregate gross unrealized appreciation and $7,571,073 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                              --------------------
                              HIGH YIELD BOND FUND
                              --------------------

  HIGH YIELD BOND FUND
-------------------------------------------------------------------------------
 OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

 PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

 STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

 NET ASSETS:  $111.3 million
-------------------------------------------------------------------------------

The investment objective of the High Yield Bond Fund is high current income and capital appreciation. To achieve this objective, the Fund will invest primarily in a diversified selection of fixed-income securities rated below investment-grade by Moody's Investors Service, Inc. or Standard & Poor's. The primary investment strategy is to invest in industries or individual companies that have stable or improving fundamental financial characteristics. For the fiscal year ended March 31, 2003, the High Yield Bond Fund reported a return of 1.15%, versus 4.01% for its benchmark, the Lehman Brothers High Yield Intermediate Market Index.

Conditions in the high yield bond market varied significantly from quarter to quarter over the 12-month period ended March 31, 2003. The one prevailing trend in the high yield market was high volatility. In the second and third calendar quarters of 2002 (the first six months covered by this report), the high yield market was very weak. Credit spreads widened dramatically as investors grew increasingly concerned about a weak economy, poor corporate profits and high default rates. Several high-profile corporate scandals and a weak stock market were additional factors in a very turbulent market for high yield bonds. In the fourth quarter of 2002, high yield bonds rallied, as they often do when the stock market strengthens and investor sentiment improves. Unlike the stock market, the high yield rally continued into the first quarter of 2003. Credit spreads tightened and retraced the ground previously lost. The strong technical condition of the market lifted all quality segments, with particular strength in the lower-quality segment of the market.

The Fund's underperformance relative to its benchmark resulted mainly from holdings in three industries: cable television, wireless communication and electric power producers. Each of these industries has been affected by well-publicized financial problems experienced by highly visible participants. In addition, the Fund experienced several defaults that were caused by credit-specific issues as opposed to industry wide problems. During the first quarter of 2003, the Fund's sector and credit weightings were changed to upgrade the quality of the portfolio in terms of industry stability, rated quality or issuer capitalization.

During the first quarter of 2003, the Fund's performance versus its benchmark was hurt by an underweighted position in the lower-tier quality segment of the market relative to the Index, as riskier bonds led a strengthening market. This market rally provided an opportunity to reposition portions of the portfolio, as improved liquidity made it possible to replace some lower quality or volatile issues with stronger bonds with acceptable credit ratings and attractive yields.

SECTOR ALLOCATION
3/31/03

Consumer Cyclical                21%
Consumer Staples                 20%
Technology                       16%
Short-term Investments and
Other Assets, net                 9%
Energy                            8%
Transport Services                6%
Utilities                         6%
Capital Goods                     5%
Basic Materials                   4%
Miscellaneous                     3%
Finance                           2%

Sector Allocation is based on net assets.
Sector Allocation is subject to change.

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                            -----------------------
                              HIGH YIELD BOND FUND
                             ----------------------

PERFORMANCE RELATIVE TO LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX

                                                HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101                         11,252
9/30/00            11,071          11,340                         11,429
3/31/01            11,279          11,531                         11,519
9/30/01            10,611          10,796                         10,726
3/31/02            11,270          11,433                         11,508
9/30/02            10,105          10,230                         10,499
3/31/03            11,403          11,489         11,426          11,980

Time period 3/31/97 through 3/31/03.

TOTAL RETURN                                                          Average
                                                                       Annual
                                             One        Five           Since
For the periods ended March 31, 2003        Year       Year*         Inception*
-------------------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)     1.15%    -0.53%          3.05%
--------------------------------------------------------------------------------
Lehman Brothers High Yield
--------------------------------------------------------------------------------
Intermediate Market Index                    4.01%     0.91%          3.06%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers Index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

 SCHEDULE OF INVESTMENTS 3/31/03

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  BONDS (87.8%)
  BASIC MATERIALS (4.5%)
  CHEMICALS (1.5%)
  FMC Corp., 10.25%, 11/1/09 144A               500,000       $550,000
  Lyondell Chemical Co.,
     11.125%, 7/15/12                           800,000        824,000
  Lyondell Chemical Co.,
     9.50%, 12/15/08 144A                       300,000        291,000
-------------------------------------------------------------------------------
  TOTAL                                                      1,665,000
-------------------------------------------------------------------------------

  METALS & MINING (1.9%)
  Freeport - MC C&G, 10.125%, 2/1/10            900,000        932,625
  UCAR Finance, Inc., 10.25%, 2/15/12           950,000        845,500
  USEC, Inc., 6.625%, 1/20/06                   390,000        328,092
-------------------------------------------------------------------------------
  TOTAL                                                      2,106,217
-------------------------------------------------------------------------------

  PAPER (1.1%)
  Appleton Papers, Inc.,
     12.50%, 12/15/08                         1,100,000      1,240,250
-------------------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                      5,011,467
-------------------------------------------------------------------------------

  CAPITAL GOODS (4.8%)
  AEROSPACE (0.4%)
  K&F Industries, Inc., 9.625%, 12/15/10        375,000        397,500
-------------------------------------------------------------------------------

  BUILDING - FOREST PRODUCTS (0.9%)
  Georgia-Pacific Corp.,
     8.875%, 2/1/10 144A                      1,000,000      1,037,500
-------------------------------------------------------------------------------

  BUILDING & CONSTRUCTION (1.9%)
  H&E Equipment/Finance,
     11.125%, 6/15/12                           450,000        343,125
  Integrated Electrical Services, Inc.,
     9.375%, 2/1/09                             500,000        480,000
  United Rentals, Inc., 10.75%, 4/15/08         600,000        621,000
  United Rentals, Inc.,
     10.75%, 4/15/08 144A                       687,500        711,563
-------------------------------------------------------------------------------
  TOTAL                                                      2,155,688
-------------------------------------------------------------------------------

  INDUSTRIAL (1.6%)
  Perkinelmer, Inc.,
     8.875%, 1/15/13 144A                       375,000        391,875
  Rexnord Corp.,
     10.125%, 12/15/12 144A                     300,000        318,750
  Tyco International Group,
     6.375%, 2/15/06                            800,000        780,000
  Tyco International Group,
     2.75%, 1/15/18 144A                        275,000        254,375
-------------------------------------------------------------------------------
  TOTAL                                                      1,745,000
-------------------------------------------------------------------------------
  TOTAL CAPITAL GOODS                                        5,335,688
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                             ---------------------
                              HIGH YIELD BOND FUND
                             ----------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  CONSUMER CYCLICAL (21.3%)
  APPAREL, TEXTILE (1.5%)
  Guess ?, Inc., 9.50%, 8/15/03                 400,000       $395,500
  Levi Strauss & Co., 11.625%, 1/15/08        1,000,000        945,000
  Tommy Hilfiger USA, Inc.,
     6.85%, 6/1/08                              300,000        291,750
-------------------------------------------------------------------------------
  TOTAL                                                      1,632,250
-------------------------------------------------------------------------------

  AUTO RELATED (2.7%)
  Asbury Automotive Group, Inc.,
     9.00%, 6/15/12                             300,000        255,750
  Autonation, Inc., 9.00%, 8/1/08               325,000        342,875
  Csk Auto, Inc., 12.00%, 6/15/06               300,000        325,500
  Trimas Corp., 9.875%, 6/15/12                 950,000        959,500
  TRW Automotive, Inc.,
     11.00%, 2/15/13 144A                       375,000        374,063
  TRW Automotive, Inc.,
     9.375%, 2/15/13 144A                       750,000        750,000
-------------------------------------------------------------------------------
  TOTAL                                                      3,007,688
-------------------------------------------------------------------------------

  HOME CONSTRUCTION (4.0%)
  Beazer Homes USA, 8.875%, 4/1/08              650,000        678,847
  K. Hovnanian Enterprises,
     10.50%, 10/1/07                            500,000        558,750
  KB Homes, 7.75%, 2/1/10                       400,000        408,000
  Meritage Corp., 9.75%, 6/1/11 144A            450,000        474,750
  Schuler Homes, 9.375%, 7/15/09                500,000        538,750
  Standard Pacific Corp., 9.50%, 9/15/10        750,000        802,500
  Technical Olympic USA, Inc.,
     9.00%, 7/1/10                              300,000        297,000
  William Lyon Homes, 10.75%, 4/1/13            650,000        641,875
-------------------------------------------------------------------------------
  TOTAL                                                      4,400,472
-------------------------------------------------------------------------------

  LEISURE RELATED (2.2%)
  Bally Total Fitness Holdings,
     Series D, 9.875%, 10/15/07               1,150,000        989,000
  Premier Parks, Inc., 9.50%, 2/1/09            800,000        760,000
  Universal City Development Corp.,
     11.75%, 4/1/10 144A                        650,000        654,063
-------------------------------------------------------------------------------
  TOTAL                                                      2,403,063
-------------------------------------------------------------------------------

  LODGING/RESORTS (1.5%)
  Corrections Corp. of America,
     9.875%, 5/1/09                             850,000        915,875
  Felcor Lodging Limited Partnership,
     9.50%, 9/15/08                             850,000        777,750
-------------------------------------------------------------------------------
  TOTAL                                                      1,693,625
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  PRINTING & PUBLISHING (6.1%)
  American Achievement Corp.,
     11.625%, 1/1/07                            325,000       $344,500
  American Media, Inc.,
     8.875%, 1/15/11 144A                       500,000        540,000
  DEX Media East LLC,
     9.875%, 11/15/09 144A                      850,000        958,375
  Houghton Mifflin Co.,
     8.25%, 2/1/11 144A                         200,000        214,000
  Houghton Mifflin Co.,
     9.875%, 2/1/13 144A                        875,000        945,000
  Mail-Well Corp., 9.625%, 3/15/12              950,000        923,875
  RH Donnelley Financial Corp.,
     10.875%, 12/15/12                          975,000      1,113,937
  Vertis, Inc., 10.875%, 6/15/09                800,000        826,000
  Vertis, Inc., 10.875%, 6/15/09 144A           150,000        154,875
  Von Hoffman Corp., 10.25%, 3/15/09            800,000        796,000
-------------------------------------------------------------------------------
  TOTAL                                                      6,816,562
-------------------------------------------------------------------------------

  RETAIL - GENERAL (3.3%)
  The Gap, Inc., 10.55%, 12/15/08               250,000        287,500
  Hollywood Entertainment, Inc.,
     9.625%, 3/15/11                            475,000        495,188
  J.C. Penney Company, Inc.,
     8.00%, 3/1/10                              750,000        776,250
  Rite Aid Corp., 9.50%, 2/15/11 144A         1,100,000      1,138,499
  Saks, Inc., 8.25%, 11/15/08                 1,000,000      1,017,500
-------------------------------------------------------------------------------
  TOTAL                                                      3,714,937
-------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                   23,668,597
-------------------------------------------------------------------------------

  CONSUMER STAPLES (20.1%)
  CONTAINERS (3.6%)
  Anchor Glass Container, 11.00%,
     2/15/13 144A                               400,000        414,000
  BWAY Corp., 10.00%, 10/15/10 144A             300,000        315,000
  Crown Euro Holdings SA,
     10.875%, 3/1/13 144A                     1,000,000      1,011,250
  Crown Euro Holdings SA,
     9.50%, 3/1/11 144A                         750,000        749,063
  Owens-Brockway Glass Container,
     Inc., 8.75%, 11/15/12 144A               1,450,000      1,491,687
-------------------------------------------------------------------------------
  TOTAL                                                      3,981,000
-------------------------------------------------------------------------------

  FOOD SERVICE (1.4%)
  Buffets, Inc., 11.25%, 7/15/10                800,000        690,000
  Sbarro, Inc., 11.00%, 9/15/09                 975,000        892,125
-------------------------------------------------------------------------------
  TOTAL                                                      1,582,125
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                             ---------------------
                              High Yield Bond Fund
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  FOODS (3.0%)
  Corn Products International, Inc.,
     8.25%, 7/15/07                             250,000       $259,662
  Doane Pet Care Co.,
     10.75%, 3/1/10 144A                        850,000        871,250
  Dole Foods Co.,
     8.875%, 3/15/11 144A                     1,325,000      1,377,999
  Swift & Co., 10.125%, 10/1/09 144A            800,000        792,000
-------------------------------------------------------------------------------
  TOTAL                                                      3,300,911
-------------------------------------------------------------------------------

  GAMING (6.7%)
  Aztar Corp., 8.875%, 5/15/07                  100,000        102,750
  Choctaw Resort Development,
     9.25%, 4/1/09                              550,000        585,750
  Chumash Casino & Resort,
     9.00%, 7/15/10 144A                        300,000        318,750
  Herbst Gaming, Inc., 10.75%, 9/1/08           450,000        481,500
  Hollywood Casino Shreveport,
     13.00%, 8/1/06                             300,000        214,500
  Jacobs Entertainment, Inc.,
     11.875%, 2/1/09                            600,000        624,000
  Majestic Investment Holdings, Inc.,
     11.65%, 11/30/07                           375,000        360,000
  The Majestic Star Casino LLC,
     10.875%, 7/1/06                            360,000        367,200
  Mandalay Resort Group,
     7.625%, 7/15/13                            100,000         97,000
  Park Place Entertainment Corp.,
     9.375%, 2/15/07                            100,000        107,000
  Resort International Hotel/Casino,
     11.50%, 3/15/09                            850,000        739,500
  Trump Holdings & Funding,
     11.625%, 3/15/10 144A                    1,025,000        981,438
  Venetian Casino Resort LLC,
     11.00%, 6/15/10                          1,250,000      1,307,813
  Wheeling Island Gaming,
     10.125%, 12/15/09                          350,000        346,500
  Wynn Las Vegas Corp.,
     12.00%, 11/1/10                            750,000        783,750
-------------------------------------------------------------------------------
  TOTAL                                                      7,417,451
-------------------------------------------------------------------------------

  HEALTHCARE (4.3%)
  Ameripath, Inc., 10.50%, 4/1/13 144A        1,025,000      1,055,750
  AmerisourceBergen Corp.,
     7.25%, 11/15/12                            225,000        236,250
  Fresenius Medical Capital Trust II,
     7.875%, 2/1/08                             500,000        515,000
++HEALTHSOUTH Corp.,
     8.50%, 2/1/08                              450,000        207,000
  InSight Health Services,
     9.875%, 11/1/11                            950,000        912,000

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
  Pacificare Health Systems, Inc.,
     10.75%, 6/1/09                             300,000       $325,500
  Rotech Healthcare, Inc.,
     9.50%, 4/1/12 144A                         700,000        689,500
  Ventas Realty, 9.00%, 5/1/12                  800,000        856,000
-------------------------------------------------------------------------------
  TOTAL                                                      4,797,000
-------------------------------------------------------------------------------

  RETAIL - FOOD (1.0%)
  Delhaize America, Inc.,
     9.00%, 4/15/31                           1,100,000      1,089,000
-------------------------------------------------------------------------------

  SOAPS & TOILETRIES (0.1%)
  Elizabeth Arden, Inc., 11.75%, 2/1/11         150,000        161,250
-------------------------------------------------------------------------------
  TOTAL CONSUMER STAPLES                                    22,328,737
-------------------------------------------------------------------------------

  ENERGY (8.2%)
  COAL (0.8%)
  Peabody Energy Corp.,
     6.875%, 3/15/13 144A                       825,000        835,313
-------------------------------------------------------------------------------

  OIL & GAS INDEPENDENT (2.7%)
  Chesapeake Energy Corp.,
     7.50%, 9/15/13                           1,325,000      1,354,812
  Compton Petroleum Corp.,
     9.90%, 5/15/09                             800,000        861,000
  PDVSA Finance, Ltd., 1999-I,
     9.75%, 2/15/10                           1,025,000        820,000
-------------------------------------------------------------------------------
  TOTAL                                                      3,035,812
-------------------------------------------------------------------------------

  OIL FIELD SERVICES (3.6%)
  BRL Universal Equipment,
     8.875%, 2/15/08                          1,100,000      1,177,000
  El Paso Energy Partners,
     8.50%, 6/1/11                              550,000        561,000
  El Paso Energy Partners,
     8.50%, 6/1/10 144A                         500,000        510,000
  Grant Prideco Escrow,
     9.00%, 12/15/09 144A                       925,000        987,438
  Hanover Equipment TR., 8.75% 9/1/11           800,000        776,000
-------------------------------------------------------------------------------
  TOTAL                                                      4,011,438
-------------------------------------------------------------------------------

  REFINING (1.1%)
  Citgo Petroleum Corp.,
     11.375%, 2/1/11 144A                     1,000,000      1,047,500
  Premco Refining Group,
     9.50%, 2/1/13 144A                         200,000        215,000
-------------------------------------------------------------------------------
  TOTAL                                                      1,262,500
-------------------------------------------------------------------------------
  TOTAL ENERGY                                               9,145,063
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                             ---------------------
                              HIGH YIELD BOND FUND
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  FINANCE (1.9%)
  BANKS (0.8%)
  Western Financial Bank-FSB,
     9.625%, 5/15/12                            950,000       $947,625
-------------------------------------------------------------------------------

  FINANCE COMPANIES (0.7%)
  AmeriCredit Corp., 9.875%, 4/15/06            400,000        310,000
  Metris Companies, Inc.,
     10.125%, 7/15/06                           800,000        432,000
-------------------------------------------------------------------------------
  TOTAL                                                        742,000
-------------------------------------------------------------------------------

  FINANCIAL SERVICES (0.4%)
  Labranche & Company, Inc.,
     12.00%, 3/2/07                             350,000        392,000
-------------------------------------------------------------------------------
 TOTAL FINANCE                                              2,081,625
-------------------------------------------------------------------------------

  MISCELLANEOUS (2.7%)
  PROFESSIONAL SERVICES (1.0%)
  Kindercare Learning Centers,
     9.50%, 2/15/09                             675,000        658,125
  Service Corp. International,
     7.70%, 4/15/09                             500,000        493,750
-------------------------------------------------------------------------------
  TOTAL                                                      1,151,875
-------------------------------------------------------------------------------

  REAL ESTATE (1.7%)
  CB Richards Ellis Services, Inc.,
     11.25%, 6/15/11                            450,000        420,750
  Istar Financial, Inc., 8.75%, 8/15/08         300,000        322,016
  LNR Property Corp., 10.50%, 1/15/09         1,050,000      1,099,875
-------------------------------------------------------------------------------
  TOTAL                                                      1,842,641
-------------------------------------------------------------------------------
  TOTAL MISCELLANEOUS                                        2,994,516
-------------------------------------------------------------------------------

  TECHNOLOGY (12.9%)
  CABLE & DBS (3.9%)
  Charter Communications Holdings
     LLC, 9.625%, 11/15/09                      300,000        130,500
  DIRECTV Holdings/Finance,
     8.375%, 3/15/13 144A                     1,075,000      1,185,188
  Echostar DBS Corp., 10.375%, 10/1/07          500,000        550,000
  Insight Midwest, 9.75%, 10/1/09               975,000      1,006,688
  MediaCom LLC, 9.50%, 1/15/13                  900,000        931,500
  Rogers Communications, Inc.,
     8.875%, 7/15/07                            300,000        306,000
- Telewest Communications PLC,
   9.25%, 4/15/09                               300,000         49,500
++Telewest Communications PLC,
     9.875%, 2/1/10                           1,100,000        209,000
- United Pan-Europe Communications
   NV, 13.75%, 2/1/10                           200,000         12,500
-------------------------------------------------------------------------------
  TOTAL                                                      4,380,876
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  ELECTRONICS (0.5%)
  Sanmina-Sci Corp.,
     10.375%, 1/15/10 144A                      375,000       $405,000
  Solectron Corp., 9.625%, 2/15/09              200,000        209,000
-------------------------------------------------------------------------------
  TOTAL                                                        614,000
-------------------------------------------------------------------------------

  OFFICE EQUIPMENT (2.6%)
  Buhrmann U.S., Inc., 12.25% 11/1/09         1,100,000      1,012,000
  Moore NA Finance,
     7.875%, 1/15/11 144A                     1,150,000      1,190,250
  Unisys Corp., 6.875%, 3/15/10                 650,000        656,500
-------------------------------------------------------------------------------
  TOTAL                                                      2,858,750
-------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (4.3%)
+ Alamosa PCS Holdings, Inc.,
     12.875%, 2/15/10                         1,550,000        480,500
  Nextel Communications, Inc.,
     10.65%, 9/15/07                          1,225,000      1,277,062
  Nextel Partners, Inc., 11.00%, 3/15/10        150,000        147,000
  Nextel Partners, Inc., 12.50%, 11/15/09       800,000        820,000
  Rogers Cantel, Inc., 8.30%, 10/1/07           300,000        303,000
  Rogers Cantel, Inc., 9.75%, 6/1/16            250,000        262,500
  Rogers Wireless, Inc., 9.625%, 5/1/11         600,000        639,000
+ Triton PCS Inc., 11.00%, 5/1/08               800,000        732,000
+ US Unwired, Inc., 13.375%, 11/1/09            575,000         94,875
-------------------------------------------------------------------------------
  TOTAL                                                      4,755,937
-------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELINE: CLEC (1.6%)
  Fairpoint Communications,
     11.875%, 3/1/10                          1,000,000      1,050,000
  Qwest Services Corp.,
     13.50%, 12/15/10 144A                      688,000        725,840
-------------------------------------------------------------------------------
  TOTAL                                                      1,775,840
-------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                          14,385,403
-------------------------------------------------------------------------------

  TRANSPORT SERVICES (5.5%)
  RAILROADS (1.3%)
  Railamerica Transportation Corp.,
     12.875%, 8/15/10                           650,000        671,938
  TFM SA DE CV, 12.50%, 6/15/12                 800,000        774,000
-------------------------------------------------------------------------------
  TOTAL                                                      1,445,938
-------------------------------------------------------------------------------

  TRUCKING - SHIPPING (4.2%)
++American Commercial LLC,
     11.25%, 1/1/08                             223,454         59,495
  CP Ships, Ltd., 10.375%, 7/15/12              300,000        321,000
  General Maritime Corp.,
     10.00%, 3/15/13 144A                       825,000        841,500
  International Shipholding Corp.,
     7.75%, 10/15/07                            275,000        233,750

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                             ---------------------
                              HIGH YIELD BOND FUND
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  TRUCKING - SHIPPING (CONTINUED)
  North American Van Lines,
     13.375%, 12/1/09                         1,250,000     $1,290,624
  Overseas Shipholding Group,
     8.25%, 3/15/13 144A                        825,000        821,906
  Stena AB, 9.625%, 12/1/12                   1,100,000      1,138,500
-------------------------------------------------------------------------------
  TOTAL                                                      4,706,775
-------------------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                                   6,152,713
-------------------------------------------------------------------------------

  UTILITIES (5.9%)
  PIPELINES - GAS (1.8%)
  ANR Pipeline Co.,
     8.875%, 3/15/10 144A                       775,000        821,500
  Northwest Pipeline Corp.,
     8.125%, 3/1/10 144A                        825,000        862,125
  Southern Natural Gas,
     8.875%, 3/15/10 144A                       325,000        342,875
-------------------------------------------------------------------------------
  TOTAL                                                      2,026,500
-------------------------------------------------------------------------------

  UTILITY - ELECTRIC (2.9%)
  Calpine Canada Energy, 8.50%, 5/1/08        1,575,000        905,625
  Calpine Corp., 8.625%, 8/15/10                475,000        263,625
  Calpine Corp., 8.75%, 7/15/07                 200,000        116,000
  Edison Mission Energy,
     10.00%, 8/15/08                            500,000        385,000
  Orion Power Holdings, Inc.,
     12.00%, 5/1/10                           1,225,000      1,114,750
  Western Resources, 9.75%, 5/1/07              450,000        480,375
-------------------------------------------------------------------------------
  TOTAL                                                      3,265,375
-------------------------------------------------------------------------------

  UTILITY - GARBAGE DISPOSAL (1.2%)
  Allied Waste North America, Inc.,
     8.50%, 12/1/08                           1,250,000      1,314,062
-------------------------------------------------------------------------------
  TOTAL UTILITIES                                            6,605,937
-------------------------------------------------------------------------------
  TOTAL BONDS
    (COST $97,359,074)                                      97,709,746
-------------------------------------------------------------------------------

  PREFERRED STOCK (1.8%)
  TECHNOLOGY (1.8%)
  BROADCASTING (0.3%)
  Sinclair Capital                                3,500        371,000
-------------------------------------------------------------------------------

  CABLE (1.5%)
  CSC Holdings, Inc. - Series H                  13,250      1,361,437
  CSC Holdings, Inc. - Series M                   2,805        286,811
  NTL Europe, Inc., 10.00%, 1/10/23                   8             26
-------------------------------------------------------------------------------
  TOTAL                                                      1,648,274
-------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: TOWERS (0.0%)
**Crown Castle International Corp.                    5            405
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
**Intermedia Communications, Inc.                     1            $13
-------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                           2,019,692
-------------------------------------------------------------------------------

  TRANSPORT SERVICES (0.0%)
**American Commercial Lines LLC                   2,005          4,261
--------------------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                                       4,261
-------------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
    (COST $2,176,199)                                        2,023,953
-------------------------------------------------------------------------------

  COMMON STOCKS AND WARRANTS (0.9%)
  CONSUMER CYCLICAL (0.0%)
  LEISURE RELATED (0.0%)
* Hedstrom Holdings, Inc. 144A                   67,324              0
-------------------------------------------------------------------------------

  PRINTING & PUBLISHING (0.0%)
* Jostens, Inc.                                     450         14,400
-------------------------------------------------------------------------------
  Total Consumer Cyclical                                       14,400
-------------------------------------------------------------------------------

  TECHNOLOGY (0.9%)
  CABLE & DBS (0.1%)
* NTL Communications, Inc.                        5,100         45,237
* NTL Europe, Inc.                                    7              0
* NTL, Inc.                                           9              3
-------------------------------------------------------------------------------
  TOTAL                                                         45,240
-------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
* Horizon PCS, Inc. - Warrant                       550             28
* IWO Holdings, Inc. 144A                           350              4
-------------------------------------------------------------------------------
  TOTAL                                                             32
-------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: TOWERS (0.8%)
* American Tower Escrow Unit                     14,000        923,999
-------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                             969,271
-------------------------------------------------------------------------------

  TRANSPORT SERVICES (0.0%)
  Railamerica, Inc.                                 650         13,000
-------------------------------------------------------------------------------
  TOTAL TRANSPORT SERVICES                                      13,000
-------------------------------------------------------------------------------
  TOTAL COMMON STOCKS AND WARRANTS
    (COST $1,842,112)                                          996,671
-------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (6.6%)
  FINANCE SERVICES (2.3%)
  Preferred Receivable Funding,
     1.27%, 4/30/03                           2,500,000      2,497,442
-------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.2%)
  Quincy Capital Corp., 1.26%, 5/2/03         2,500,000      2,497,288
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                             ---------------------
                              HIGH YIELD BOND FUND
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  SHORT-TERM BUSINESS CREDIT (2.1%)
  UBS Finance LLC, 1.36%, 4/1/03              2,300,000     $2,300,000
-------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $7,294,730)                                        7,294,730
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS (97.1%)
    (COST $108,672,115)^                                   108,025,100
-------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (2.9%)                      3,268,541
-------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $111,293,641
-------------------------------------------------------------------------------

*    Non-Income Producing

**PIK _ Payment in Kind

ADR - American Depository Receipt

IO - Interest Only Security

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++   Defaulted Security

- Defaulted security and step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

^ At March 31, 2003, the aggregate cost of securities for federal tax purposes was $108,750,763 and the net unrealized depreciation of investments based on that cost was $725,663 which is comprised of $4,034,191 aggregate gross unrealized appreciation and $4,759,854 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                              --------------------
                              MUNICIPAL BOND FUND
                              --------------------
  MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
 OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

 PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

 NET ASSETS:  $111.3 million
-------------------------------------------------------------------------------

The investment objective of the Municipal Bond Fund is a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Fund invests primarily in a diversified portfolio of investment-grade municipal obligations. For the fiscal year ended March 31, 2003, the Municipal Bond Fund reported a return of 9.88%, compared to 9.89% for its benchmark, the Lehman Municipal Bond Index.

There are generally six major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, bonds with other credit support, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC).* Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasurys. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. Bonds with other credit support are backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer's ability to repay the debt.

The Fund benefited from several decisions regarding sector exposure and interest rate positioning during the fiscal year. During most of the fiscal year, the Fund was positioned with a longer than benchmark average duration, and therefore benefited from declining interest rates. Over the year, the yield curve, which depicts the relationship between yields on bonds of various maturities, became steeper for municipal bonds. Intermediate bonds were overweighted, and this was positive for performance as intermediates outperformed as the curve became steeper. At the end of March 2003, the Fund's duration was neutral, to limit exposure to the possibility of rising interest rates.

The Fund was underweighted during the period in state general obligation bonds because of concerns about growing state budget deficits. An underweighted position in bonds of California and New York was positive, as these bonds performed poorly because of budget problems in these states. The Fund was overweighted during the period in local general obligation bonds, whose revenues are mainly property taxes and revenue bonds. Also advantageous was an underweight in bonds backed by state tobacco settlements, which were hurt by an unfavorable legal ruling in a tobacco case.

On the negative side, the Fund was overweighted during the period in housing bonds, which underperformed as refinancings resulted in unexpected bond pre-payments. The Fund also had more exposure than the Index in BBB-rated bonds, which underperformed as interest rate spreads between these bonds and higher-rated issues became wider.

*Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
3/31/03

Revenue
Bonds                            35%
Pre-refunded Bonds               23%
Insured
Bonds                            22%
Bonds with
Other Credit
Support                          11%
General
Obligation Bonds                  9%

Percentage Holdings are based on Municipal Bonds held.
Percentage Holdings are subject to change.

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                             ---------------------
                              MUNICIPAL BOND FUND
                             ---------------------

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX

                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/30/99            11,064        11,420                          11,503
3/31/00            11,313        11,639                          11,747
9/30/00            11,810        12,111                          12,214
3/31/01            12,595        12,875                          13,031
9/30/01            13,076        13,333                          13,484
3/31/02            13,136        13,338                          13,533
9/30/02            14,311        14,486                          14,689
3/31/03            14,430        14,558           14,458         14,865

Time period 3/31/97 through 3/31/03.

TOTAL RETURN                                                          Average
                                                                       Annual
                                                One        Five        Since
For the periods ended March 31, 2003            Year       Year*     Inception*
-------------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)      9.88%       6.28%       7.17%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                    9.89%       6.07%       6.83%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of March 31, 2003, the Index included 46,235 issues totaling over $908 billion in market value. The Index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes. Capital gain distributions are subject to capital gains taxes.

 SCHEDULE OF INVESTMENTS 3/31/03

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  REVENUE BONDS (75.7%)
  ALABAMA (2.8%)
++Alabama 21st Century Authority
     Tobacco Settlement Revenue,
      5.75%, 12/1/20 RB                       1,000,000       $962,370
++Alabama Water Pollution Control
     Authority, 5.25%, 8/15/11
     RB, AMBAC                                1,000,000      1,127,790
  Phoenix County, Alabama Industrial
     Development Board Environmental
     Improvement Revenue,
     6.10%, 5/15/30 RB                        1,000,000        970,910
-------------------------------------------------------------------------------
  TOTAL                                                      3,061,070
-------------------------------------------------------------------------------

  ARIZONA (4.7%)
++Arizona School Facilities Board
     Revenue, 5.50%, 7/1/17 RB                1,700,000      1,892,100
++Arizona Transportation Board
     Highway Revenue Series B,
     5.25%, 7/1/14 RB                         2,000,000      2,236,700
  Salt River, Arizona Agriculture
     Improvement & Power District
     Electrical System Revenue,
     5.00%, 1/1/17 RB                         1,000,000      1,075,420
-------------------------------------------------------------------------------
  TOTAL                                                      5,204,220
-------------------------------------------------------------------------------

  CALIFORNIA (2.0%)
  California Housing Finance Agency
     Revenue, 5.75%, 2/1/29 RB,
     MBIA, AMT                                  675,000        701,028
++Metropolitan Water District of
     Southern California, Variable,
     7/1/36 RB; credit support
     Lloyds TSB Bank                            400,000        400,000
  Sacramento County,
     California Sanitation
     District Financing Authority
     Revenue, 6.00%, 12/1/15 RB               1,000,000      1,177,910
-------------------------------------------------------------------------------
  TOTAL                                                      2,278,938
-------------------------------------------------------------------------------

  CONNECTICUT (1.1%)
  Hartford, Connecticut Package System
     Revenue, 6.40%, 7/1/20 RB                1,170,000      1,245,512

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                              --------------------
                              MUNICIPAL BOND FUND
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  FLORIDA (3.1%)
  Collier County, Florida Housing
     Finance Authority Multifamily
     Revenue, 4.90%, 2/15/32
     RB, FNMA                                 1,250,000     $1,341,488
  Escambia County Florida Health
     Facilities Authority Revenue
     Series A, 5.25%, 11/15/14 RB             1,000,000      1,094,280
  Escambia County, Florida Health
     Facilities Authority Revenue,
     5.25%, 11/15/32 RB                       1,000,000      1,016,640
-------------------------------------------------------------------------------
  TOTAL                                                      3,452,408
-------------------------------------------------------------------------------

  GEORGIA (2.6%)
  Atlanta, Georgia Water &
     Wastewater Revenue, Variable,
      11/1/41 RB, FSA; credit support
     Dexia Credit local                       1,090,000      1,090,000
  Cartersville, Georgia
     Development Authority Revenue,
     7.40%, 11/1/10 RB, AMT                   1,000,000      1,224,280
++Municipal Electric Authority Georgia,
     Variable, 1/1/26 RB, FSA;
      credit support Dexia Credit Local         600,000        600,000
-------------------------------------------------------------------------------
  TOTAL                                                      2,914,280
-------------------------------------------------------------------------------

  ILLINOIS (6.4%)
  Chicago, Illinois O'Hare
     International Airport Revenue,
     5.70%, 1/1/08 RB, MBIA, AMT              1,000,000      1,023,380
  Chicago, Illinois Public Building
     Community Building Revenue,
     0.00%, 1/1/08 RB, MBIA                   2,000,000      1,750,080
  DuPage, Illinois Water Revenue,
     5.25%, 5/1/14 RB                         1,500,000      1,534,440
  Illinois Educational Facilities
     Authority Student Housing
     Revenue, 6.25%, 5/1/30 RB                1,000,000      1,011,480
  Illinois State Sales Tax Revenue,
     5.50%, 6/15/15 RB                        1,600,000      1,788,320
-------------------------------------------------------------------------------
  TOTAL                                                      7,107,700
-------------------------------------------------------------------------------

  INDIANA (1.4%)
  Fort Wayne, Indiana Sewer Works
     Improvement Revenue,
      9.625%, 8/1/05 RB, BIGI                   190,000        214,841
  Indiana State Toll Finance
     Authority Toll Road Revenue,
     6.00%, 7/1/15 RB                           100,000        100,137
  Shelby, Indiana Eastern School
     Building Corporation, 5.50%,
     7/15/13 RB, FGIC                         1,135,000      1,280,972
-------------------------------------------------------------------------------
  TOTAL                                                      1,595,950
-------------------------------------------------------------------------------
                                             Shares/Par          Value
-------------------------------------------------------------------------------
  IOWA (2.0%)
  Cedar Rapids, Iowa First Mortgage
     Revenue, 9.00%, 7/1/25 RB, PR            1,000,000     $1,185,740
  Iowa Finance Authority Hospital
     Facility Revenue, 5.878%,
     2/15/20 RB, AMBAC                        1,000,000      1,091,220
-------------------------------------------------------------------------------
  TOTAL                                                      2,276,960
-------------------------------------------------------------------------------

  KANSAS (4.5%)
  Kansas State Department
     Transportation Highway
     Revenue, 5.50%, 9/1/14 RB                1,000,000      1,161,790
  Kansas State Development Finance
     Authority Revenue, Water Pollution
     Control Revolving Fund II,
     4.75%, 5/1/14 RB                         1,000,000      1,048,280
  Kansas State Development Financial
     Authority Revenue Water
     Pollution Revolving Fund II,
     5.50%, 11/1/11 RB                        1,000,000      1,148,580
  Kansas State Turnpike Authority
     Turnpike Revenue,
     5.25%, 9/1/16 RB, FSA                    1,500,000      1,704,045
-------------------------------------------------------------------------------
  TOTAL                                                      5,062,695
-------------------------------------------------------------------------------

  KENTUCKY (1.0%)
  Louisville & Jefferson Counties,
     Kentucky Regional Airport
     Authority Airport System Revenue,
     6.50%, 7/1/17 RB, MBIA, AMT              1,000,000      1,162,670
-------------------------------------------------------------------------------

  LOUISIANA (1.0%)
  Louisiana State Gas & Fuels Tax,
     5.375%, 6/1/16 RB, AMBAC                 1,000,000      1,111,490
-------------------------------------------------------------------------------

  MAINE (1.7%)
  Maine Municipal Bond Sewer &
     Water Revenue Series B,
     5.00%, 11/1/13 RB                          730,000        811,782
  Maine Regional Waste System
     Solid Waste Resource Recovery
     Revenue, 6.25%, 7/1/11 RB, AMT           1,000,000      1,065,500
-------------------------------------------------------------------------------
  TOTAL                                                      1,877,282
-------------------------------------------------------------------------------

  MARYLAND (1.2%)
  Maryland State Industrial
     Development Financing Authority
     Economic Development Revenue,
     5.20%, 11/1/26 RB                        1,250,000      1,285,775

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                              --------------------
                              MUNICIPAL BOND FUND
                              -------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  MASSACHUSETTS (0.2%)
  Massachusetts State Water Reserve,
     Variable, 8/1/17 RB; credit
     support Landesbank Baden                   200,000       $200,000
-------------------------------------------------------------------------------

  MICHIGAN (3.2%)
  Detroit, Michigan Sewer Disposal
     Revenue, 6.00%, 7/1/29 RB,
     FGIC, PR                                 2,000,000      2,362,260
  Michigan Municipal Bond Authority
     Revenue, 5.50%, 10/1/16 RB               1,000,000      1,161,550
-------------------------------------------------------------------------------
  TOTAL                                                      3,523,810
-------------------------------------------------------------------------------

  MISSOURI (1.0%)
  Saline County, Missouri Industrial
     Development Authority Health
     Facility Revenue,
     6.50%, 12/1/28 RB                        1,150,000      1,148,298
-------------------------------------------------------------------------------

  NEBRASKA (0.8%)
  Nebraska Investment Finance
     Authority Single Family Housing
     Revenue, 6.25%, 3/1/21
     RB, GNMA, FNMA, FHLMC, AMT                 870,000        917,041
-------------------------------------------------------------------------------

  NEW JERSEY (3.2%)
  New Jersey State Transportation
     Trust Fund Authority,
     6.00%, 12/15/14 RB, MBIA, PR             1,000,000      1,194,860
  New Jersey Transportation Trust
     Fund Authority Transportation
     System Bonds, Series A,
     6.00%, 6/15/16 RB, PR                    2,000,000      2,362,220
-------------------------------------------------------------------------------
  TOTAL                                                      3,557,080
-------------------------------------------------------------------------------

  NEW YORK (8.1%)
++New York City Transitional Finance
     Authority, Variable, 11/1/22 RB;
     credit support Bank of New York            600,000        600,000
  New York Metropolitan Transportation
     Authority Transportation Facility
     Revenue, 5.625%, 7/1/25
     RB, MBIA, PR                             1,000,000      1,156,960
  New York Metropolitan Transportation
     Authority, 5.00%, 4/1/17
     RB, FSA, PR                              1,000,000      1,122,360

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  NEW YORK (CONTINUED)
  New York State Dormitory Authority,
     5.125%, 2/15/08 RB                       1,000,000     $1,105,410
  New York State Environmental
     Facilities Corp. State Clean
     Water & Drinking, Series B,
     5.25%, 6/15/19 RB                        2,000,000      2,154,880
  New York, New York City
     Municipal Water Financial
     Authority Water & Sewer
     System Revenue,
     5.25%, 6/15/17 RB                        1,000,000      1,085,380
  New York, New York City
     Municipal Water Financial
     Authority Water & Sewer
     System Revenue, Adj-Series A,
     Variable, 6/15/25 RB, FGIC                 450,000        450,000
  New York, New York City
     Transitional Finance
     Authority Revenue, Variable,
     2/1/31 RB; credit support
     Landesbank Baden                           200,000        200,000
  New York, New York Municipal
     Water Finance Authority Water &
     Sewer System Revenue,
     5.75%, 6/15/29 RB                        1,000,000      1,101,640
-------------------------------------------------------------------------------
  TOTAL                                                      8,976,630
-------------------------------------------------------------------------------

  NORTH CAROLINA (4.0%)
  North Carolina Eastern Municipal
     Power Agency Power System
     Revenue, 4.00%, 1/1/18 RB, PR            1,795,000      1,772,832
  North Carolina Eastern Municipal
     Power Agency Power System
     Revenue, 4.50%, 1/1/24 RB, PR            1,295,000      1,310,177
  North Carolina Eastern Municipal
     Power Agency Power System
     Revenue, 5.00%, 1/1/17 RB, PR              150,000        164,703
  North Carolina Eastern Municipal
     Power Agency Power System
     Revenue TBA, 5.375%, 1/1/17 RB           1,000,000      1,037,960
  North Carolina Eastern Municipal
     Power Agency Power System
     Revenue, 6.00%, 1/1/26 RB, PR              140,000        167,188
-------------------------------------------------------------------------------
  TOTAL                                                      4,452,860
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                              --------------------
                              MUNICIPAL BOND FUND
                             ---------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  OHIO (2.9%)
  Ohio Housing Finance Agency
     Mortgage Revenue, 5.625%,
     9/1/16 RB, GNMA                            705,000       $760,420
  Ohio Housing Finance Agency
     Mortgage Revenue, 6.20%, 9/1/14
     RB, GNMA                                   410,000        431,377
  Ohio State Water Development
     Authority Pollution Control
     Facility Revenue, 4.30%, 6/1/33 RB       2,000,000      2,000,360
-------------------------------------------------------------------------------
  TOTAL                                                      3,192,157
-------------------------------------------------------------------------------

  OKLAHOMA (2.4%)
  Oklahoma Grand River Dam
     Authority, 5.00%, 6/1/13 RB, PR          2,395,000      2,677,155
-------------------------------------------------------------------------------

  PENNSYLVANIA (1.4%)
  Pennsylvania State Higher Education
     Facility Authority Revenue,
     6.00%, 1/15/31 RB                        1,500,000      1,548,930
-------------------------------------------------------------------------------

  RHODE ISLAND (1.0%)
  Providence, Rhode Island Public
     Building Authority General
     Revenue, 5.50%, 12/15/12
     RB, AMBAC                                1,000,000      1,131,190
-------------------------------------------------------------------------------

  SOUTH CAROLINA (0.9%)
  Georgetown County, South Carolina
     Environmental Improvement
     Revenue, 5.70%, 4/1/14 RB                1,000,000      1,055,210
-------------------------------------------------------------------------------

  SOUTH DAKOTA (1.5%)
  Rapid City, South Dakota Sales Tax
     Revenue, 5.50%, 6/1/11
     RB, AMBAC                                1,505,000      1,717,927
-------------------------------------------------------------------------------

  TENNESSEE (1.0%)
  Memphis - Shelby County,
     Tennessee Airport Authority
     Special Facility Revenue,
     5.00%, 9/1/09 RB                         1,000,000      1,069,380
-------------------------------------------------------------------------------

  TEXAS (8.6%)
  Fort Worth, Texas Housing Finance
     Corporation, 6.00%, 8/20/43
     RB, GNMA                                 1,000,000      1,078,360

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  TEXAS (CONTINUED)
  Lower Colorado River Authority
     Texas Revenue Series B,
     6.00%, 5/15/08 RB, FSA                   2,000,000     $2,316,800
  Lower Colorado River Authority
     Texas Revenue, 5.00%, 1/1/15
     RB, FSA, PR                              1,000,000     $1,109,310
  Odessa, Texas Junior College
     District Revenue,
     8.125%, 12/1/18 RB, PR                   1,010,000      1,164,621
  Panhandle Texas Regional Housing
     Finance Authority, 6.60%, 7/20/31
     RB, GNMA                                 1,000,000      1,152,060
  Texas Municipal Power Agency
     Revenue, 4.75%, 9/1/12
     RB, AMBAC                                1,500,000      1,556,670
  Texas Water Development Board
     Revenue, 5.75%, 7/15/16 RB               1,000,000      1,104,290
-------------------------------------------------------------------------------
  TOTAL                                                      9,482,111
-------------------------------------------------------------------------------
  TOTAL REVENUE BONDS
    (COST $81,240,533)                                      84,286,729
-------------------------------------------------------------------------------

  GENERAL OBLIGATION BONDS (24.8%)
  ALABAMA (1.0%)
  Birmingham, Alabama - Series A,
     5.25%, 5/1/18 GO                         1,050,000      1,137,266
-------------------------------------------------------------------------------

  ARIZONA (1.7%)
  Tucson, Arizona, 5.00%, 7/1/11 GO           1,695,000      1,885,365
-------------------------------------------------------------------------------

  COLORADO (1.3%)
  Dawson Ridge Metropolitan
     District No. 1 Douglas County,
     Colorado, Series B, 0.00%,
     10/1/22 GO, PR                           4,000,000      1,491,000
-------------------------------------------------------------------------------

  CONNECTICUT (3.5%)
  Connecticut State Special Tax
     Obligation Revenue
     Transportation Infrastructure,
     Series A, 5.50%, 9/1/13 GO,
     FSA, PR                                  3,315,000      3,846,195
-------------------------------------------------------------------------------

  ILLINOIS (4.5%)
+ Chicago, Illinois Capital Appreciation,
     0.00%, 1/1/17 GO, MBIA                   1,000,000        721,200
  Cook County, Illinois Community
     Consolidated School District #21,
     0.00%, 12/1/09 GO, FSA                   1,130,000        895,875

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

                              --------------------
                              MUNICIPAL BOND FUND
                              --------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  ILLINOIS (CONTINUED)
  Cook County, Illinois Community
     Consolidated School District #97,
     9.00%, 12/1/10 GO, FGIC                  1,000,000     $1,375,640
  Illinois State, 5.75%, 4/1/12 GO,
     MBIA, PR                                 1,000,000      1,161,030
  Will County, Illinois Community
     Unit School District #365 U VY
     View, 0.00%, 11/1/18 GO, FSA             1,865,000        871,794
-------------------------------------------------------------------------------
  TOTAL                                                      5,025,539
-------------------------------------------------------------------------------

  MASSACHUSETTS (1.0%)
  Boston Massachusetts - Series A,
     5.75%, 2/1/14 GO, PR                     1,000,000      1,159,410
-------------------------------------------------------------------------------

  NEW YORK (1.3%)
  The City of New York - Series I,
     6.00%, 4/15/09 GO                        1,000,000      1,109,980
  New York, New York City
     Municipal Water, 0.00%,
     Variable, GO, FGIC                         300,000        300,000
-------------------------------------------------------------------------------
  TOTAL                                                      1,409,980
-------------------------------------------------------------------------------

  OKLAHOMA (2.3%)
  Oklahoma City, Oklahoma,
     5.50%, 7/1/13 GO                         1,250,000      1,437,263
  Tulsa Oklahoma, 5.50%, 12/1/15 GO           1,000,000      1,121,620
-------------------------------------------------------------------------------
  TOTAL                                                      2,558,883
-------------------------------------------------------------------------------

  TEXAS (6.7%)
++Aldine, Texas Independent School
     District, 5.50%, 2/15/16 GO, PSF         1,500,000      1,654,320
  Dallas, Texas Independent School
     District, 5.50%, 2/15/17 GO, PSF         1,565,000      1,736,947
  Harris County, Texas Capital
     Appreciation Refunding Toll Road -
     Series A, 0.00%, 8/15/09
     GO, MBIA                                 1,300,000      1,046,318
  Little Elm, Texas Independent
     School District,
     0.00%, 8/15/16 GO, PSF                   1,930,000      1,034,248
  Texas State Ribs,
     10.545%, 9/30/11 GO                      1,000,000      1,368,230
  Wylie, Texas Independent School
     District, 0.00%, 8/15/08 GO, PSF           600,000        509,166
-------------------------------------------------------------------------------
  TOTAL                                                      7,349,229
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  VIRGINIA (1.5%)
  Loudoun County Virginia,
     5.25%, 5/1/17 GO                         1,560,000     $1,707,857
-------------------------------------------------------------------------------
  TOTAL GENERAL OBLIGATION BONDS
    (COST $26,622,508)                                      27,570,724
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.5%)
    (COST $107,863,041)^                                   111,857,453
-------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-0.5%)                     (554,860)
-------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $111,302,593
-------------------------------------------------------------------------------

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

 RB = Revenue Bond

 GO = General Obligation

 PR = Pre-refunded security will be called on the first call date (with certainty)

 AMT = Subject to the Alternative Minimum Tax

 Scheduled principal and interest payments are guaranteed by:

 AMBAC (AMBAC Indemnity Corporation)

 BIGI (Bond Investors Guarantee Insurance)

 FGIC (Financial Guaranty Insurance Company)

 FHLMC (Federal Home Loan Mortgage Corporation)

 FNMA (Federal National Mortgage Association)

 FSA (Financial Security Assurance, Inc.)

 GNMA (Government National Mortgage Association)

 MBIA (Municipal Bond Insurance Organization)

 PSF (Texas Permanent School Fund)

++All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                  Unrealized
                                         Number of   Expiration  Appreciation
 Issuer                                  Contracts      Date    (Depreciation)
-------------------------------------------------------------------------------
 US Long Bond
    Commodity Futures
    (Total notional value at
       3/31/03, $8,890,625)                  80        6/03        $(129,375)

^ At March 31, 2003 the aggregate cost of securities for federal tax purposes was $108,203,914 and the net unrealized appreciation of investments based on that cost was $3,653,539 which is comprised of $3,792,104 aggregate gross unrealized appreciation and $138,565 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                               -----------------
                                SELECT BOND FUND
                               -----------------
  SELECT BOND FUND
-------------------------------------------------------------------------------
 OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

 PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

 NET ASSETS:  $118.0 million
-------------------------------------------------------------------------------

The investment objective of the Select Bond Fund is to achieve as high a level of income and capital appreciation as is consistent with preservation of shareholders' capital. The Select Bond Fund invests primarily in the following types of securities: investment-grade corporate debt securities rated by Moody's or Standard & Poor's; mortgage-backed and asset-backed fixed-income securities; obligations of or guaranteed by the U.S. government or its agencies; up to 10% in high-grade obligations (payable in U.S. dollars) of or guaranteed by the government of Canada or of a province of Canada or any instrumentality or political subdivision thereof rated by Moody's or S&P; and high-quality debt securities issued or guaranteed by a national or state bank or bank holding company. For the fiscal year ended March 31, 2003, the Select Bond Fund reported a return of 13.19%, versus 11.96% for its benchmark, the Merrill Lynch Domestic Master Index.

The Fund has performed quite well over the last year, a period when bonds as an asset class have significantly outperformed stocks. The Fund's performance resulted from a combination of overall positioning with regard to trends in interest rates and selection of asset classes and specific securities. With regard to interest rates, average duration (the length of time a bond is expected to remain outstanding) has been maintained longer than the benchmark throughout the year, in correct anticipation that interest rates would remain low and that the yield curve would become steeper, that is, that the difference between long-term rates and short-term rates would become greater. The Fund has been overweighted relative to the Index in intermediate-term bonds, which have performed better than long-term or short-term securities.

The other major contributor to the Fund's performance was the maintenance of a portfolio with low credit risk. The portion of the portfolio invested in corporate bonds has been lower than the benchmark, and the Fund's corporate holdings were biased toward high-quality credits. There are two elements of this focus on quality: a bias toward bonds with the highest ratings and selection of the best credits within each rating class. Thorough and independent analysis of each bond under consideration is an essential element of this investment approach, since reductions in credit ratings usually occur long after credit quality has deteriorated. This strategy has enabled the Fund to avoid the credit problems experienced by many corporations over the past year.

A secondary factor in the Fund's good performance was a higher than benchmark weight in mortgage-backed securities on average over the last 12 months. Mortgage-backed securities have out-performed Treasurys significantly on a risk-adjusted basis during this period due to their higher yields and worst case pre-payment scenarios being built into the prices of mortgage-backed securities.

PERCENTAGE HOLDINGS
3/31/03

Government and Government
Agencies, including FNMA
and GNMA                         57%
Corporate Bonds                  29%
Short-term Investments
and Other Assets, net             8%
Mortgage-Backed
and Asset-Backed
Securities                        6%

Percentage Holdings are based on net assets.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Percentage Holdings are subject to change.

-------------------------------------------------------------------------------
                                                                MARCH 31, 2003
-------------------------------------------------------------------------------

                                ----------------
                                SELECT BOND FUND
                                ----------------

PERFORMANCE RELATIVE TO MERRILL LYNCH DOMESTIC MASTER INDEX

                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741                       12,167
9/30/00            11,954        12,263                       12,733
3/31/01            12,941        13,227                       13,679
9/30/01            13,577        13,840                       14,395
3/31/02            13,686        13,951                       14,386
9/30/02            15,148        15,341                       15,638
3/31/03            15,491        15,638        15,538         16,107

Time period 3/31/97 through 3/31/03.

TOTAL RETURN                                                          Average
                                                                       Annual
                                                One         Five       Since
For the periods ended March 31, 2003            Year       Year*     Inception*
-------------------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)     13.19%    7.73%     8.45%
--------------------------------------------------------------------------------
Merrill Lynch
--------------------------------------------------------------------------------
Domestic Master Index                        11.96%    7.53%     8.26%
--------------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 3/31/03
                                             Shares/Par          Value
-------------------------------------------------------------------------------
  CORPORATE BONDS (28.7%)
  AEROSPACE - DEFENSE (0.7%)
  Lockheed Martin Corp.,
     8.20%, 12/1/09                             500,000       $617,114
  Raytheon Co., 7.20%, 8/15/27                  145,000        158,444
-------------------------------------------------------------------------------
  TOTAL                                                        775,558
-------------------------------------------------------------------------------

  AIRCRAFT PARTS & EQUIPMENT (0.9%)
  Goodrich Corp., 7.625%, 12/15/12            1,000,000      1,049,047
-------------------------------------------------------------------------------

  AUTO RELATED (0.9%)
  Toyota Motor Credit Corp.,
     5.65%, 1/15/07                           1,000,000      1,097,536
-------------------------------------------------------------------------------

  AUTOMOBILES & OTHER MOTOR VEHICLES (0.4%)
  Daimler Chrysler NA Holdings,
     4.75%, 1/15/08                             500,000        507,014
-------------------------------------------------------------------------------

 BALL & ROLLER BEARINGS (1.1%)
  Timken Co., 5.75%, 2/15/10                  1,250,000      1,273,275
-------------------------------------------------------------------------------

  BEVERAGES, MALT BEVERAGES (2.6%)
  Anheuser-Busch Companies, Inc.,
     7.00%, 12/1/25                             720,000        779,632
  Anheuser-Busch Companies, Inc.,
     7.50%, 3/15/12                              57,000         70,574
  Coca-Cola Enterprises, Inc.,
     5.25%, 5/15/07                             750,000        813,657
  Coca-Cola Enterprises, Inc.,
     5.375%, 8/15/06                            250,000        271,244
  Coca-Cola Enterprises, Inc.,
     5.75%, 3/15/11                           1,000,000      1,105,348
-------------------------------------------------------------------------------
  TOTAL                                                      3,040,455
-------------------------------------------------------------------------------

  BROAD WOVEN FABRIC MILLS, MANMADE (0.0%)
++Polysindo International Finance,
     11.375%, 6/15/06                           800,000         42,000
-------------------------------------------------------------------------------

  COMMERCIAL BANKS (0.3%)
  Bank of America Corp.,
     7.40%, 1/15/11                             133,000        158,455
  Wells Fargo Bank, 6.45%, 2/1/11               150,000        171,653
-------------------------------------------------------------------------------
  TOTAL                                                        330,108
-------------------------------------------------------------------------------

  COMMERCIAL PHYSICAL RESEARCH (0.9%)
  Monsanto Co., 7.375%, 8/15/12               1,000,000      1,100,089
-------------------------------------------------------------------------------

  CONCRETE WORK (0.8%)
  Hanson Australia Funding,
     5.25%, 3/15/13                           1,000,000        979,283
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                               -----------------
                                SELECT BOND FUND
                               -----------------
                                             Shares/Par          Value
-------------------------------------------------------------------------------
  CRUDE PETROLEUM & NATURAL GAS (1.7%)
  Occidental Petroleum,
     6.75%, 1/15/12                           1,740,000     $1,996,812
-------------------------------------------------------------------------------

  DRILLING OIL & GAS WELLS (0.9%)
  Transocean, Inc., 7.50%, 4/15/31              900,000      1,057,301
-------------------------------------------------------------------------------

  ELECTRIC SERVICES (0.2%)
  South Carolina Electric & Gas,
     6.125%, 3/1/09                             250,000        282,955
-------------------------------------------------------------------------------

  ELECTRICAL EQUIPMENT & SUPPLIES (0.4%)
  Cooper Industries, Inc., 5.50%, 11/1/09       500,000        526,875
-------------------------------------------------------------------------------

  ENVIRONMENTAL CONTROLS (0.3%)
  Pall Corp., 6.00%, 8/1/12 144A                300,000        320,508

-------------------------------------------------------------------------------

  FIRE, MARINE & CASUALTY INSURANCE (2.2%)
  Allstate Corp., 6.125%, 12/15/32              225,000        231,575
  Berkley (WR) Corp., 5.875%, 2/15/13           750,000        753,132
  Progressive Corp., 6.25%, 12/1/32             600,000        630,918
  Travelers Property Casualty,
     6.375%, 3/15/33 144A                     1,000,000        988,737
-------------------------------------------------------------------------------
  TOTAL                                                      2,604,362
-------------------------------------------------------------------------------

  HOUSE FURNISHINGS (0.9%)
  Leggett & Platt, Inc., 4.70%, 4/1/13        1,000,000      1,013,486
-------------------------------------------------------------------------------

  MEDICAL LABORATORIES (0.4%)
  Laboratory Corporation of America
     Holdings, 5.50%, 2/1/13 144A               500,000        512,550
-------------------------------------------------------------------------------

  METAL MINING (0.3%)
  Rio Tinto Finance, Ltd., 5.75%, 7/3/06        300,000        326,379
-------------------------------------------------------------------------------

  MOTORS & GENERATORS (0.1%)
  Emerson Electric Co., 5.75%, 11/1/11          119,000        129,484
-------------------------------------------------------------------------------

  NATIONAL COMMERCIAL BANKS (0.4%)
  Bank One Corp., 5.25%, 1/30/13                500,000        523,730
-------------------------------------------------------------------------------

  OFFICE MACHINES (0.4%)
  Pitney Bowes Credit Corp.,
     5.75%, 8/15/08                             400,000        444,220
-------------------------------------------------------------------------------

  OIL & GAS EXTRACTION (0.5%)
  Chevron Corp., 6.625%, 10/1/04                500,000        534,253
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  OIL & GAS FIELD MACHINERY (0.7%)
  National-Oilwell, Inc.,
     5.65%, 11/15/12 144A                       750,000       $779,849
-------------------------------------------------------------------------------

  PAPERBOARD MILLS (0.8%)
  Rock-Tenn Co., 5.625%, 3/15/13              1,000,000        994,297
-------------------------------------------------------------------------------

  PHARMACEUTICALS (2.9%)
  Eli Lilly & Co., 5.50%, 7/15/06               480,000        524,781
  Eli Lilly & Co., 7.125%, 6/1/25               210,000        250,649
  Johnson & Johnson, 6.625%, 9/1/09             700,000        815,899
  Johnson & Johnson, 6.95%, 9/1/29              400,000        484,100
  Merck & Co., Inc., 5.95%, 12/1/28             615,000        653,638
  Pfizer, Inc., 5.625%, 2/1/06                  550,000        603,100
-------------------------------------------------------------------------------
  TOTAL                                                      3,332,167
-------------------------------------------------------------------------------

  PLASTICS MATERIALS & RESINS (0.9%)
  Eastman Chemical, 7.00%, 4/15/12            1,000,000      1,100,406
-------------------------------------------------------------------------------

  RADIO, TV ELECTRONIC STORES (1.2%)
  Radioshack Corp., 6.95%, 9/1/07             1,000,000      1,112,186
  Radioshack Corp., 7.375%, 5/15/11             300,000        341,244
-------------------------------------------------------------------------------
  TOTAL                                                      1,453,430
-------------------------------------------------------------------------------

  RETAIL - RETAIL STORES (0.9%)
  Limited Brands, Inc.,
     6.125%, 12/1/12                          1,000,000      1,040,948
-------------------------------------------------------------------------------

  SECURITY BROKERS & DEALERS (0.2%)
  Bear Stearns Co., Inc., 4.00%, 1/31/08        200,000        204,063
-------------------------------------------------------------------------------

  SOYBEAN OIL MILLS (1.0%)
  Archer-Daniels-Midland Co.,
     7.00%, 2/15/31                           1,000,000      1,153,910
-------------------------------------------------------------------------------

  STEEL WIRE & RELATED PRODUCTS (0.9%)
  Hubbell, Inc., 6.375%, 5/15/12              1,000,000      1,094,257
-------------------------------------------------------------------------------

  TOBACCO PRODUCTS (0.8%)
  Altria Group, Inc., 7.75%, 1/15/27            990,000        979,875
-------------------------------------------------------------------------------

  WINES & DISTILLED BEVERAGES (0.8%)
  Brown-Forman Corp.,
     3.00%, 3/15/08 144A                      1,000,000        984,592
-------------------------------------------------------------------------------

  WOMEN'S CLOTHING STORES (0.3%)
  Limited Brands, Inc.,
     6.95%, 3/1/33 144A                         300,000        304,905
-------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
    (COST $32,945,584)                                      33,889,979
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                MARCH 31, 2003
-------------------------------------------------------------------------------

                               -----------------
                                Select Bond Fund
                               -----------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  GOVERNMENT (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS (56.4%)
  FEDERAL GOVERNMENT & AGENCIES (56.4%)
  Aid-Israel, 0.00%, 11/1/24                  1,500,000       $437,543
  Federal Home Loan Bank,
     5.54%, 1/8/09                              300,000        333,956
  Federal Home Loan Mortgage Corp.,
     7.50%, 10/1/27                             235,553        252,090
  Federal National Mortgage
     Association, 5.97%, 10/1/08                367,396        404,731
  Federal National Mortgage
     Association, 6.22%, 2/1/06                 457,499        495,111
  Federal National Mortgage
     Association, 6.265%, 10/1/08               236,439        263,384
  Federal National Mortgage
     Association, 6.39%, 4/1/08                 456,910        510,098
  Federal National Mortgage
     Association, 7.36%, 4/1/11                 427,102        503,918
  Federal National Mortgage
     Association, 11.00%, 12/1/12                 5,946          6,873
  Federal National Mortgage
     Association, 11.00%, 9/1/17                 40,142         46,270
  Federal National Mortgage
     Association, 11.00%, 12/1/17                 9,004         10,405
  Federal National Mortgage
     Association, 11.00%, 2/1/18                 21,371         24,690
  Federal National Mortgage
     Association, 11.50%, 4/1/18                 23,707         27,637
  Federal National Mortgage
     Association, 12.00%, 9/1/12                 59,868         69,466
  Federal National Mortgage
     Association, 12.00%, 12/1/12                14,585         17,128
  Federal National Mortgage
     Association, 12.00%, 9/1/17                 18,896         22,198
  Federal National Mortgage
     Association, 12.00%, 10/1/17                14,638         17,204
  Federal National Mortgage
     Association, 12.00%, 12/1/17                13,183         15,529
  Federal National Mortgage
     Association, 12.00%, 2/1/18                 17,093         20,122
  Federal National Mortgage
     Association, 12.25%, 1/1/18                 10,469         12,379
  Federal National Mortgage
     Association, 12.50%, 4/1/18                 10,254         12,178
  Federal National Mortgage
     Association, 13.00%, 11/1/12                11,980         14,292
  Federal National Mortgage
     Association, 13.00%, 11/1/17                21,431         25,699
  Federal National Mortgage
     Association, 13.00%, 12/1/17                10,758         12,873

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
  Federal National Mortgage
     Association, 13.00%, 2/1/18                 25,540        $30,592
  Federal National Mortgage
     Association, 14.00%, 12/1/17                 4,267          5,186
  Government National Mortgage
     Association, 5.50%, 2/15/32              1,352,502      1,391,174
  Government National Mortgage
     Association, 7.50%, 6/15/28                 88,499         94,768
  Government National Mortgage
     Association, 8.00%, 12/15/26               126,736        138,291
  Government National Mortgage
     Association, 8.00%, 7/15/27                 81,754         88,977
  Government National Mortgage
     Association, 11.00%, 1/15/18               136,391        158,482
  Government National Mortgage
     Association TBA, 5.50%, 5/1/25           2,500,000      2,557,031
  Housing & Urban Development,
     6.08%, 8/1/13                              750,000        846,088
  US Treasury, 1.75%, 12/31/04                  205,000        206,177
  US Treasury, 2.125%, 10/31/04                 225,000        227,725
  US Treasury, 3.00%, 1/31/04                   265,000        269,058
  US Treasury, 3.00%, 2/29/04                 2,838,000      2,885,338
  US Treasury, 3.00%, 11/15/07                3,975,000      4,029,656
  US Treasury, 3.00%, 2/15/08                17,910,000     18,119,888
  US Treasury, 3.25%, 8/15/07                   121,000        124,318
  US Treasury, 3.50%, 11/15/06                  200,000        208,422
  US Treasury, 3.875%, 2/15/13                1,270,000      1,275,309
  US Treasury, 4.00%, 11/15/12                1,730,000      1,755,004
  US Treasury, 4.625%, 5/15/06                  716,000        771,602
  US Treasury, 4.75%, 11/15/08                3,888,000      4,237,313
  US Treasury, 5.375%, 2/15/31                  899,000        972,465
  US Treasury, 5.50%, 5/15/09                 1,500,000      1,698,105
  US Treasury, 5.75%, 11/15/05                2,104,000      2,316,456
  US Treasury, 6.50%, 5/15/05                11,220,000     12,372,675
  US Treasury Inflation Index Bond,
     3.375%, 1/15/07                          1,118,013      1,230,163
  US Treasury Inflation Index Bond,
     3.625%, 1/15/08                          2,429,006      2,718,590
  US Treasury Inflation Index Bond,
     3.875%, 4/15/29                            663,072        815,164
  US Treasury Stripped,
     0.00%, 5/15/30                           4,610,000      1,112,739
  Vendee Mortgage Trust, Series 1998-3,
     Class E, 6.50%, 3/15/29                    250,000        261,344
  Vendee Mortgage Trust, Series 1999-1,
     Class 2IO, 0.175%, 1/15/29 IO           42,568,658        194,113
-------------------------------------------------------------------------------
  TOTAL GOVERNMENT
    (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS
    (COST $65,523,126)                                      66,667,987
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
-------------------------------------------------------------------------------

                               -----------------
                                SELECT BOND FUND
                               -----------------
                                             Shares/Par          Value
-------------------------------------------------------------------------------
  MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES (6.5%)
  Commercial Mortgages (5.3%)
  Asset Securitization Corp.,
     Series 1996-MD6, Class CS1,
     1.63%, 11/13/26 IO                       2,431,675        $11,015
  Asset Securitization Corp.,
     Series 1996-MD6, Class CS2,
     1.10%, 11/13/26 IO                       8,000,000         77,520
  Asset Securitization Corp.,
     Series 1997-D5, Class A3,
     7.11%, 2/14/41                             450,000        486,262
  Chase Commercial Mortgage
     Securities Corp., Series 1997-2,
     Class A2, 6.60%, 11/19/07                  500,000        558,137
  Chase Commercial Mortgage
     Securities Corp., Series 1997-2,
     Class B, 6.60%, 11/19/07                   500,000        560,710
  Commercial Mortgage Acceptance
     Corp., Series 1997-ML1, Class B,
     6.64%, 12/15/07                            500,000        549,510
  Credit Suisse First Boston Mortgage
     Securities Corp., Series 1997-C1,
     Class A2, 7.26%, 6/20/07 144A              220,069        245,292
  Credit Suisse First Boston Mortgage
     Securities Corp., Series 1997-C1,
     Class B, 7.28%, 6/20/07 144A               250,000        284,152
  Criimi Mae Commercial Mortgage
     Trust, Series 1998-C1, Class A1,
     7.00%, 11/2/06 144A                        500,000        541,644
  Criimi Mae Commercial Mortgage
     Trust, Series 1998-C1, Class B,
     7.00%, 11/2/11 144A                        600,000        613,597
  DLJ Commercial Mortgage Corp.,
     Series 1998-CF1, Class S, 0.70%,
     1/15/18 IO                              18,599,937        565,209
  DLJ Mortgage Acceptance Corp.,
     Series 1997-CF2, Class S,
     0.35%, 10/15/17 IO 144A                 25,469,626        504,553
  Midland Realty Acceptance Corp.,
     Series 1996-C2, Class AEC,
     1.35%, 1/25/29 IO 144A                   6,806,386        292,982
  Mortgage Capital Funding, Inc.,
     Series 1997-MC1, Class A3,
     7.28%, 3/20/07                             400,000        448,192
  Nomura Asset Securities Corp.,
     Series 1998-D6, Class A2,
     6.99%, 3/17/28                             200,000        232,782
  RMF Commercial Mortgage
     Pass-Through, Series 1997-1,
     Class F, 7.47%, 1/15/19 144A               400,000        207,764
-------------------------------------------------------------------------------
  TOTAL                                                      6,179,321
-------------------------------------------------------------------------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  CREDIT CARD ASSET BACKED (0.0%)
  Heilig-Meyers Master Trust,
     Series 1998-1A, Class A,
     6.125%, 1/20/07 144A                       184,354           $230
-------------------------------------------------------------------------------

  FRANCHISE LOAN RECEIVABLES (0.3%)
  Enterprise Mortgage Acceptance
     Co., Series 1998-1, Class IO,
     1.37%, 1/15/23 IO 144A                  11,259,451        337,783
  Global Franchise Trust, Series 1998-1,
     Class A1, 6.35%, 4/10/04 144A               19,811         19,415
-------------------------------------------------------------------------------
  TOTAL                                                        357,198
-------------------------------------------------------------------------------

  MANUFACTURED HOUSING (0.3%)
  Mid-State Trust, Series 6, Class A3,
     7.54%, 7/1/35                              398,509        404,363
-------------------------------------------------------------------------------

  RESIDENTIAL MORTGAGES (0.0%)
  Blackrock Capital Finance LP,
     Series 1997-R1, Class B3,
     7.75%, 3/25/37 144A                        224,192         14,572
  Blackrock Capital Finance LP,
     Series 1997-R3, Class B3,
     7.25%, 11/25/28 144A                       417,885         33,431
-------------------------------------------------------------------------------
  TOTAL                                                         48,003
-------------------------------------------------------------------------------

  RETAIL - RETAIL STORES (0.6%)
  LB Mortgage Trust, Series 1991-2,
     Class A3, 8.40%, 1/20/17                   527,980        624,337
-------------------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED AND
    ASSET-BACKED SECURITIES
    (COST $8,539,147)                                        7,613,452
-------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (9.1%)
  FEDERAL GOVERNMENT & AGENCIES (0.4%)
- Federal National Mortgage
     Association, 1.23%, 5/28/03                500,000        499,026
-------------------------------------------------------------------------------

  FINANCE LESSORS (2.1%)
- Receivables Capital Corp.,
     1.26%, 5/1/03                            2,500,000      2,497,375
-------------------------------------------------------------------------------

  FINANCE SERVICES (2.1%)
  Preferred Receivable Funding,
     1.25%, 4/22/03                           2,500,000      2,498,177
-------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.0%)
  Quincy Capital Corp., 1.26%, 5/2/03         2,400,000      2,397,396
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 MARCH 31, 2003
-------------------------------------------------------------------------------

                               -----------------
                                SELECT BOND FUND
                               -----------------

                                             Shares/Par          Value
-------------------------------------------------------------------------------
  SHORT-TERM BUSINESS CREDIT (2.5%)
  Asset Securitization, 1.25%, 4/25/03        2,500,000     $2,497,917
  UBS Finance LLC, 1.36%, 4/1/03                300,000        300,000
-------------------------------------------------------------------------------
  TOTAL                                                      2,797,917
-------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $10,689,891)                                      10,689,891
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.7%)
    (COST $117,697,748)^                                   118,861,309
-------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-0.7%)                     (826,816)
-------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                               $118,034,493
-------------------------------------------------------------------------------

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

IO - Interest Only Security

++Defaulted Security

^At March 31, 2003, the aggregate cost of securities for federal tax purposes was $119,286,199 and the net unrealized depreciation of investments based on that cost was $424,890 which is comprised of $3,918,999 aggregate gross unrealized appreciation and $4,343,889 aggregate gross unrealized depreciation.

-All or a portion of the securities have been committed as collateral for when issued securities.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
                          SMALL CAP GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $17,759,175)                                     $16,247,594
Money Market Investments (cost $499,611)                                 499,630
--------------------------------------------------------------------------------
                                                                      16,747,224
--------------------------------------------------------------------------------
Cash                                                                      72,729
Due from Sale of Securities                                            1,453,893
Due from Sale of Fund Shares                                              71,338
Dividends and Interest Receivable                                          1,070
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                     18,346,254
--------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                          25,857
Due to Investment Advisor                                                 13,507
Due on Redemption of Fund Shares                                           5,970
Accrued Distribution Fees                                                  2,958
Accrued Administrative Fees                                                1,414
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                    49,706
--------------------------------------------------------------------------------
NET ASSETS                                                           $18,296,548
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 1,815,542 shares outstanding)                               $21,527,060
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                (1,718,950)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                              (1,511,562)
--------------------------------------------------------------------------------
NET ASSETS FOR 1,815,542
  SHARES OUTSTANDING                                                 $18,296,548
================================================================================
Per Share of Class A (Based on 1,446,228
  Shares Issued and Outstanding):
     OFFERING PRICE                                                       $10.61
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                 $10.11
================================================================================
Per Share of Class B (Based on 369,314
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                    $9.95
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                               $29,231
  Dividends                                                               19,186
--------------------------------------------------------------------------------
     TOTAL INCOME                                                         48,417
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        144,399
  Transfer Agent Fees                                                     76,875
  Shareholder Servicing Fees                                              42,470
  Distribution Fees:
     Class A                                                              13,503
     Class B                                                              26,142
  Registration Fees                                                       26,456
  Custodian Fees                                                          23,284
  Administrative Fees                                                     16,988
  Audit Fees                                                              15,867
  Shareholder Reporting Fees                                              12,976
  Directors Fees                                                           5,654
  Professional Fees                                                        5,151
  Other Expenses                                                           2,856
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                      412,621
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (152,088)
       Custodian Fees Paid Indirectly                                    (2,267)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                  258,266
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                         (209,849)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              (1,117,193)
  Futures Contracts                                                     (70,107)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (1,187,300)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                           (3,422,456)
     Futures Contracts                                                  (25,375)
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                 (3,447,831)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                       (4,635,131)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $(4,844,980)
================================================================================
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                   Year Ended       Year Ended
                                                 March 31, 2003   March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                   $(209,849)       $(147,414)
     Net Realized Gain (Loss) on Investments       (1,187,300)        (106,555)
     Net Unrealized Appreciation (Depreciation)
          on Investments                           (3,447,831)        2,356,009
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                (4,844,980)        2,102,040
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of
       580,561 and 238,498 Shares                    6,401,580        2,970,983
     Payments for 180,198 and 63,150
       Shares Redeemed                             (1,936,540)        (793,444)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (400,363 and
          175,348 shares, respectively)              4,465,040        2,177,539
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of
       137,926 and 69,725 Shares                     1,530,140          871,023
     Payments for 34,595 and 11,061
       Shares Redeemed                               (375,357)        (139,424)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (103,331 and
          58,664 shares, respectively)               1,154,783          731,599
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              774,843        5,011,178
NET ASSETS
  Beginning of Period                               17,521,705       12,510,527
--------------------------------------------------------------------------------
  END OF PERIOD                                    $18,296,548      $17,521,705
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS

                                                                                                    CLASS A
                                                                           ---------------------------------------------------------
                                                                                                                      For the Period
                                                                                For the       For the      For the    July 12, 1999+
                                                                              Year Ended    Year Ended    Year Ended     through
                                                                               March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                                  2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                            $13.38        $11.61        $17.59        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                                              (0.12)^        (0.11)       (0.13)^       (0.08)*
       Net Realized and Unrealized Gains (Losses) on Investments                  (3.15)          1.88        (3.36)          8.12
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                        (3.27)          1.77        (3.49)          8.04
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                        _             _             _        (0.01)
       Distributions from Realized Gains on Investments                                _             _        (2.49)        (0.44)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                          _             _        (2.49)        (0.45)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                  $10.11        $13.38        $11.61        $17.59
====================================================================================================================================
  TOTAL RETURN++                                                                (24.44)%        15.25%      (20.91)%      81.52%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                  $14,623,002   $13,997,182   $10,110,730   $10,133,996
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                    2.29%         2.46%         2.36%        3.31%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                      1.40%         1.40%         1.40%        1.40%o
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                    (1.10)%       (0.89)%       (0.79)%      (0.92)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                         48.87%        57.86%        81.87%        89.96%
====================================================================================================================================

  +  Fund commenced operations on July 12, 1999.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  o  Computed on an annualized basis.
  * Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
  ^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                          ---------------------------
                          SMALL CAP GROWTH STOCK FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    CLASS B
                                                                           ---------------------------------------------------------
                                                                                                                      For the Period
                                                                                For the       For the      For the    July 12, 1999+
                                                                              Year Ended    Year Ended    Year Ended     through
                                                                               March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                                  2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                            $13.25        $11.58        $17.57        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                                              (0.19)^        (0.11)       (0.23)^       (0.10)*
       Net Realized and Unrealized Gains (Losses) on Investments                  (3.11)          1.78        (3.35)          8.09
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                        (3.30)          1.67        (3.58)          7.99
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments                                _             _        (2.41)        (0.42)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                          _             _        (2.41)        (0.42)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                   $9.95        $13.25        $11.58        $17.57
====================================================================================================================================
  TOTAL RETURN++                                                                (24.91)%        14.42%      (21.40)%      80.95%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                   $3,673,546    $3,524,523    $2,399,797    $1,892,130
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                    2.94%         3.11%         3.01%        3.89%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                      2.05%         2.05%         2.05%        2.05%o
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                    (1.74)%       (1.54)%       (1.44)%      (1.57)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                         48.87%        57.86%        81.87%        89.96%
====================================================================================================================================

  +  Fund commenced operations on July 12, 1999.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  o  Computed on an annualized basis.
  * Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
  ^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------


                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $108,447,457)                                   $106,690,087
Money Market Investments (cost $6,892,997)                             6,892,997
--------------------------------------------------------------------------------
                                                                     113,583,084
--------------------------------------------------------------------------------
Cash                                                                      61,887
Due from Sale of Securities                                              170,625
Due from Sale of Fund Shares                                              39,196
Dividends and Interest Receivable                                         16,460
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    113,871,252
--------------------------------------------------------------------------------
LIABILITIES
Due to Investment Advisor                                                 67,439
Accrued Expenses                                                          56,869
Futures Variation Margin                                                  21,150
Accrued Distribution Fees                                                 11,923
Accrued Administrative Fees                                                7,855
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                   165,236
--------------------------------------------------------------------------------
NET ASSETS                                                          $113,706,016
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 11,591,042 shares outstanding)                             $132,197,733
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                               (16,714,622)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                              (1,757,370)
  Futures Contracts                                                     (19,725)
--------------------------------------------------------------------------------
NET ASSETS FOR 11,591,042
  SHARES OUTSTANDING                                                $113,706,016
================================================================================
Per Share of Class A (Based on 10,750,300
 Shares Issued and Outstanding):
     OFFERING PRICE                                                       $10.32
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                  $9.83
================================================================================
Per Share of Class B (Based on 840,742
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                    $9.49
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $232)                         $163,108
  Interest                                                               143,253
--------------------------------------------------------------------------------
     TOTAL INCOME                                                        306,361
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        528,575
  Shareholder Servicing Fees                                             176,192
  Transfer Agent Fees                                                    151,562
  Distribution Fees:
     Class A                                                              61,861
     Class B                                                              64,620
  Administrative Fees                                                     70,477
  Registration Fees                                                       35,575
  Shareholder Reporting Fees                                              19,000
  Audit Fees                                                              15,867
  Custodian Fees                                                           9,334
  Directors Fees                                                           5,654
  Other Expenses                                                           5,603
  Professional Fees                                                        5,151
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    1,149,471
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (175,751)
       Custodian Fees Paid Indirectly                                    (1,832)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                  971,888
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                         (665,527)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              (7,346,476)
  Futures Contracts                                                  (1,372,834)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (8,719,310)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                           (8,856,378)
     Futures Contracts                                                 (105,039)
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                 (8,961,417)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (17,680,727)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(18,346,254)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------


STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                   Year Ended       Year Ended
                                                   March 31,        March 31,
                                                      2003             2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
 Operations
     Net Investment Income (Loss)                   $(665,527)       $(517,875)
     Net Realized Gain (Loss) on Investments       (8,719,310)      (7,721,113)
     Net Unrealized Appreciation (Depreciation)
       on Investments                              (8,961,417)       10,019,860
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               (18,346,254)        1,780,872
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from
       Net Realized Gain on Investments                      _      (5,175,614)
     Distributions to Class B Shareholders from
       Net Realized Gain on Investments                      _        (830,920)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                                    _      (6,006,534)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 5,972,553
       and 343,877 Shares                           58,915,661        4,645,274
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 401,161 shares)                                _        5,166,905
     Payments for 330,286 and 206,432
       Shares Redeemed                             (3,435,974)      (2,765,014)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (5,642,267 and
          538,606 shares, respectively)             55,479,687        7,047,165
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 143,717 and
       126,553 Shares                                1,493,415        1,655,498
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 65,700 shares)                                 _          824,010
     Payments for 123,846 and 89,679
       Shares Redeemed                             (1,284,597)      (1,168,939)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions (19,871 and 102,574
          shares, respectively)                        208,818        1,310,569
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS           37,342,251        4,132,072
NET ASSETS
  Beginning of Period                               76,363,765       72,231,693
--------------------------------------------------------------------------------
  END OF PERIOD                                   $113,706,016      $76,363,765
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------


FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $12.93      $13.70        $23.23        $13.73        $14.50
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.09)+      (0.09)       (0.11)+       (0.21)*        (0.11)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (3.01)        0.43        (5.69)         11.82        (0.43)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (3.10)        0.34        (5.80)         11.61        (0.54)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments                    _      (1.11)        (3.73)        (2.11)        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _      (1.11)        (3.73)        (2.11)        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $9.83      $12.93        $13.70        $23.23        $13.73
====================================================================================================================================
  TOTAL RETURN++                                                    (23.98)%       2.54%      (28.33)%        87.53%       (3.78)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $105,727,923 $66,061,575   $62,587,176   $84,847,655   $43,840,289
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.55%       1.55%         1.45%         1.50%         1.62%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.30%       1.30%         1.30%         1.30%         1.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                           (0.86)%     (0.61)%       (0.55)%       (0.82)%       (0.80)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             34.94%      68.02%        63.63%        92.54%        84.46%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                          ----------------------------
                          AGGRESSIVE GROWTH STOCK FUND
                          ----------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $12.55      $13.43        $22.86        $13.58        $14.43
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.16)+      (0.09)       (0.24)+       (0.27)*        (0.19)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (2.90)        0.32        (5.59)         11.59        (0.43)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (3.06)        0.23        (5.83)         11.32        (0.62)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments                    _      (1.11)        (3.60)        (2.04)        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _      (1.11)        (3.60)        (2.04)        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $9.49      $12.55        $13.43        $22.86        $13.58
====================================================================================================================================
  TOTAL RETURN++                                                    (24.38)%       1.75%      (28.78)%        86.13%       (4.35)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                       $7,978,093 $10,302,190    $9,644,517   $11,401,550    $4,695,396
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        2.20%       2.20%         2.10%         2.15%         2.27%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.95%       1.95%         1.95%         1.95%         1.95%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                           (1.52)%     (1.26)%       (1.20)%       (1.47)%       (1.45)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             34.94%      68.02%        63.63%        92.54%        84.46%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $114,768,778)                                   $100,036,235
Money Market Investments (cost $9,292,105)                             9,292,105
--------------------------------------------------------------------------------
                                                                     109,328,340
--------------------------------------------------------------------------------
Cash                                                                     498,991
Due on Sale of Securities                                              1,077,666
Dividends and Interest Receivable                                        417,835
Due from Sale of Fund Shares                                              39,265
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    111,362,097
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          2,287,417
Due to Investment Advisor                                                 97,836
Other Accrued Liabilities                                                 71,286
Due on Sale of Fund Shares                                                20,833
Accrued Distribution Expenses                                              8,767
Accrued Administrative Fees                                                3,393
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 2,489,532
--------------------------------------------------------------------------------
NET ASSETS                                                          $108,872,565
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 17,500,867 shares outstanding)                             $132,013,204
Undistributed Net Investment Income                                      285,884
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                (8,719,961)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             (14,732,543)
  Foreign Currency Transactions                                           25,981
--------------------------------------------------------------------------------
NET ASSETS FOR 17,500,867
  SHARES OUTSTANDING                                                $108,872,565
================================================================================
Per Share of Class A (Based on 17,010,896
  Shares Issued and Outstanding):
     OFFERING PRICE                                                        $6.53
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                  $6.22
================================================================================
Per Share of Class B (Based on 489,971
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                    $6.14
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $174,288)                   $1,469,944
  Interest                                                                98,772
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      1,568,716
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        526,758
  Shareholder Servicing Fees                                             154,929
  Transfer Agent Fees                                                     92,627
  Distribution Fees:
     Class A                                                              58,362
     Class B                                                              27,075
  Administrative Fees                                                     61,972
  Custodian Fees                                                          46,889
  Registration Fees                                                       36,461
  Audit Fees                                                              18,363
  Shareholder Reporting Fees                                              14,313
  Directors Fees                                                           5,654
  Professional Fees                                                        5,173
  Other Expenses                                                           2,803
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    1,051,379
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                                 (4,889)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                1,046,490
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                           522,226
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              (5,213,532)
  Foreign Currency Transactions                                           47,832
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (5,165,700)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                          (12,655,278)
     Foreign Currency Transactions                                        26,037
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                (12,629,241)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (17,794,941)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(17,272,715)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                   Year Ended       Year Ended
                                                   March 31,        March 31,
                                                      2003             2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
 Operations
     Net Investment Income (Loss)                     $522,226         $375,379
     Net Realized Gain (Loss) on Investments       (5,165,700)      (2,203,288)
     Net Unrealized Appreciation (Depreciation)
       on Investments                             (12,629,241)          604,914
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               (17,272,715)      (1,222,995)
--------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders from
       Net Investment Income                         (322,212)        (271,454)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                            (322,212)        (271,454)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 10,485,624 and
       3,203,636 Shares                             65,319,564       28,624,918
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (46,777 and 32,568 shares)                       321,829          271,289
     Payments for 159,353 and
       115,063 Shares Redeemed                     (1,162,157)      (1,000,784)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (10,373,048
          and 3,121,141 shares, respectively)       64,479,236       27,895,423
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 67,309 and
       63,337 Shares                                   485,941          536,212
     Payments for 58,955 and 44,593
       Shares Redeemed                               (415,903)        (371,533)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Class B
          Fund Share Transactions (8,354 and
          18,744 shares, respectively)                  70,038          164,679
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS           46,954,347       26,565,653
NET ASSETS
  Beginning of Period                               61,918,218       35,352,565
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME (LOSS) OF
     $285,884 AND $38,232, RESPECTIVELY)          $108,872,565      $61,918,218
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $8.70       $8.89        $10.49         $9.09        $10.58
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.07+        0.06         0.10+         0.15*         0.19*
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (2.51)      (0.21)        (1.13)          1.39        (1.13)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (2.44)      (0.15)        (1.03)          1.54        (0.94)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.04)      (0.04)        (0.08)        (0.13)        (0.17)
       Distributions from Realized Gains on Investments                    _           _        (0.49)        (0.01)        (0.38)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.04)      (0.04)        (0.57)        (0.14)        (0.55)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $6.22       $8.70         $8.89        $10.49         $9.09
====================================================================================================================================
  TOTAL RETURN++                                                    (28.10)%     (1.65)%      (10.29)%        16.91%       (8.85)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $105,861,756 $57,773,303   $31,268,590   $34,368,631   $28,543,601
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.66%       1.79%         1.83%         1.86%         1.91%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.65%       1.65%         1.65%         1.65%         1.65%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             0.89%       0.74%         1.02%         1.07%         2.34%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             17.59%      21.11%        24.74%        23.99%        70.31%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           -------------------------
                           INTERNATIONAL EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $8.61       $8.82        $10.40         $9.03        $10.53
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.01+      0.00**         0.04+         0.07*         0.14*
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (2.48)      (0.21)        (1.12)          1.39        (1.13)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (2.47)      (0.21)        (1.08)          1.46        (0.99)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                            _           _        (0.01)        (0.08)        (0.13)
       Distributions from Realized Gains on Investments                    _           _        (0.49)        (0.01)        (0.38)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _           _        (0.50)        (0.09)        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $6.14       $8.61         $8.82        $10.40         $9.03
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN++                                                    (28.69)%     (2.38)%      (10.76)%        16.10%       (9.36)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                       $3,010,809  $4,144,915    $4,083,975    $4,060,630    $2,718,073
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        2.31%       2.44%         2.48%         2.51%         2.56%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          2.30%       2.30%         2.30%         2.30%         2.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             0.10%       0.09%         0.37%         0.42%         1.69%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             17.59%      21.11%        24.74%        23.99%        70.31%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. ** Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $119,569,265)                                   $105,447,018
Money Market Investments (cost $8,191,461)                             8,191,461
--------------------------------------------------------------------------------
                                                                     113,638,479
--------------------------------------------------------------------------------
Cash                                                                      38,314
Due from Sale of Securities                                            1,217,407
Due from Sale of Fund Shares                                             106,585
Dividends and Interest Receivable                                         54,293
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    115,055,078
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                            875,753
Futures Variation Margin                                                  89,325
Due to Investment Advisor                                                 42,457
Accrued Expenses                                                          37,943
Due on Redemption of Fund Shares                                          13,614
Accrued Distribution Fees                                                  8,749
Accrued Administrative Fees                                                5,653
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 1,073,494
--------------------------------------------------------------------------------
NET ASSETS                                                          $113,981,584
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 13,858,974 shares outstanding)                             $129,381,356
Undistributed Net Investment Income                                      111,702
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                (1,370,777)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             (14,122,247)
  Futures Contracts                                                     (18,450)
--------------------------------------------------------------------------------
NET ASSETS FOR 13,858,974
  SHARES OUTSTANDING                                                $113,981,584
================================================================================
Per Share of Class A (Based on 12,952,371
 Shares Issued and Outstanding):
     OFFERING PRICE                                                        $8.64
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                  $8.23
================================================================================
Per Share of Class B (Based on 906,603
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                    $8.12
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                             $731,364
  Interest                                                                76,142
--------------------------------------------------------------------------------
     TOTAL INCOME                                                        807,506
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        272,610
  Shareholder Servicing Fees                                             170,381
  Distribution Fees:
     Class A                                                              60,308
     Class B                                                              58,833
  Transfer Agent Fees                                                     71,097
  Administrative Fees                                                     68,152
  Custodian Fees                                                          66,445
  Registration Fees                                                       30,842
  Audit Fees                                                              15,867
  Professional Fees                                                       15,186
  Shareholder Reporting Fees                                              12,547
  Directors Fees                                                           5,654
  Other Expenses                                                           3,078
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                      851,000
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (152,457)
       Custodian Fees Paid Indirectly                                    (2,281)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                  696,262
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                           111,244
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                  318,224
  Futures Contracts                                                  (1,317,646)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                           (999,422)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                          (18,880,296)
     Futures Contracts                                                  (61,675)
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                (18,941,971)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (19,941,393)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(19,830,149)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                   Year Ended       Year Ended
                                                 March 31, 2003   March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
 Operations
     Net Investment Income (Loss)                     $111,244         $111,310
     Net Realized Gain (Loss) on Investments         (999,422)        1,393,417
     Net Unrealized Appreciation (Depreciation)
       on Investments                             (18,941,971)        7,990,327
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               (19,830,149)        9,495,054
--------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                      (9,894)        (155,621)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments       (1,438,180)        (384,663)
     Distributions to Class B Shareholders from
       Net Realized Gain on Investments              (189,981)         (43,394)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                          (1,638,055)        (583,678)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 7,033,649 and
       2,659,026 Shares                             59,623,729       27,227,841
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (165,080 and 52,458 shares)                   1,442,793          538,742
     Payments for 312,634 and
       115,270 Shares Redeemed                     (2,715,512)      (1,108,470)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (6,886,095 and
          2,596,214 shares, respectively)           58,351,010       26,658,113
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 238,347 and
       228,544 Shares                                2,271,624        2,336,471
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (20,491 and 4,108 shares)                       176,834           41,988
     Payments for 104,198 and 24,851
       Shares Redeemed                               (892,032)        (250,049)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Class B Fund
       Share Transactions (154,640 and
       207,801 shares, respectively)                 1,556,426        2,128,410
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS           38,439,232       37,697,899
NET ASSETS
  Beginning of Period                               75,542,352       37,844,453
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF
     $111,702 AND $10,409, RESPECTIVELY)          $113,981,584      $75,542,352
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS

                                                                                                    CLASS A
                                                                           ---------------------------------------------------------
                                                                                                                      For the Period
                                                                                For the       For the      For the    July 12, 1999+
                                                                              Year Ended    Year Ended    Year Ended     through
                                                                               March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                                  2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                            $11.09         $9.43        $11.86        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                                                0.02^          0.01         0.07^         0.04*
       Net Realized and Unrealized Gains (Losses) on Investments                  (2.66)          1.75        (0.89)          1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                        (2.64)          1.76        (0.82)          1.97
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                (0.00)***        (0.03)        (0.06)        (0.05)
       Distributions from Realized Gains on Investments                           (0.22)        (0.07)        (1.55)        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                     (0.22)        (0.10)        (1.61)        (0.11)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                   $8.23        $11.09         $9.43        $11.86
====================================================================================================================================
  TOTAL RETURN++                                                                (23.95)%        18.65%       (7.61)%      19.81%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                 $106,622,917   $67,265,391   $32,728,623   $32,001,909
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                    1.17%         1.18%         1.34%        1.61%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                      0.95%         0.95%         0.95%        0.95%o
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                      0.24%         0.26%         0.59%        0.55%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                         15.27%        28.82%        45.24%        35.40%
====================================================================================================================================

  +  Fund commenced operations on July 12, 1999.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  o  Computed on an annualized basis.
  * Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
***  Amount is less than $0.005.
  ^  Calculated based on average shares outstanding.
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 400 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    CLASS B
                                                                           ---------------------------------------------------------
                                                                                                                      For the Period
                                                                                For the       For the      For the    July 12, 1999+
                                                                              Year Ended    Year Ended    Year Ended     through
                                                                               March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                                  2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                            $11.01         $9.40        $11.84        $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                                              (0.04)^        (0.01)       (0.01)^         0.00*
       Net Realized and Unrealized Gains (Losses) on Investments                  (2.63)          1.69        (0.87)          1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                        (2.67)          1.68        (0.88)          1.93
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                        _             _        (0.01)        (0.03)
       Distributions from Realized Gains on Investments                           (0.22)        (0.07)        (1.55)        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                     (0.22)        (0.07)        (1.56)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                   $8.12        $11.01         $9.40        $11.84
====================================================================================================================================
  TOTAL RETURN++                                                                (24.41)%        17.88%       (8.13)%      19.38%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                   $7,358,667    $8,276,961    $5,115,830    $3,602,444
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                    1.82%         1.83%         1.99%        2.24%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                      1.60%         1.60%         1.60%        1.60%o
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                    (0.42)%       (0.39)%       (0.06)%      (0.10)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                         15.27%        28.82%        45.24%        35.40%
====================================================================================================================================

  +  Fund commenced operations on July 12, 1999.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  o  Computed on an annualized basis.
  * Calculated prior to adjustment for certain book and tax income differences. ** Reflects total return for the period; not annualized.
  ^  Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $99,782,706)                                    $102,259,267
Money Market Investments (cost $8,092,977)                             8,092,977
--------------------------------------------------------------------------------
                                                                     110,352,244
--------------------------------------------------------------------------------
Cash                                                                     101,982
Dividends and Interest Receivable                                         43,562
Due from Sale of Fund Shares                                              11,437
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    110,509,225
--------------------------------------------------------------------------------
LIABILITIES
Due to Investment Advisor                                                 59,034
Accrued Expenses                                                          49,742
Futures Variation Margin                                                  47,700
Accrued Distribution Fees                                                  9,841
Accrued Administrative Fees                                                7,069
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                   173,386
--------------------------------------------------------------------------------
NET ASSETS                                                          $110,335,839
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 10,570,469 shares outstanding)                             $119,164,378
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                               (11,271,413)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                                2,476,561
  Futures Contracts                                                     (33,687)
--------------------------------------------------------------------------------
NET ASSETS FOR 10,570,469
  SHARES OUTSTANDING                                                $110,335,839
================================================================================
Per Share of Class A (Based on
 10,043,255 Shares Issued and Outstanding):
     OFFERING PRICE                                                       $10.97
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                 $10.45
================================================================================
Per Share of Class B (Based on 527,214
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                   $10.19
================================================================================
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $142)                         $677,376
  Interest                                                                74,021
--------------------------------------------------------------------------------
     TOTAL INCOME                                                        751,397
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        468,423
  Shareholder Servicing Fees                                             156,141
  Transfer Agent Fees                                                    106,552
  Distribution Fees:
     Class A                                                              56,971
     Class B                                                              41,137
  Administrative Fees                                                     62,456
  Registration Fees                                                       34,584
  Custodian Fees                                                          17,000
  Shareholder Reporting Fees                                              16,124
  Audit Fees                                                              15,867
  Directors Fees                                                           5,654
  Professional Fees                                                        5,151
  Other Expenses                                                           3,621
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                      989,681
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (141,900)
       Custodian Fees Paid Indirectly                                    (1,880)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                  845,901
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                          (94,504)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                              (6,898,360)
  Futures Contracts                                                    (492,371)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (7,390,731)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                           (8,233,546)
     Futures Contracts                                                  (63,156)
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                 (8,296,702)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (15,687,433)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(15,781,937)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    For the          For the
                                                   Year Ended       Year Ended
                                                 March 31, 2003   March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
 Operations
     Net Investment Income (Loss)                    $(94,504)        $(16,108)
     Net Realized Gain (Loss) on Investments       (7,390,731)      (3,696,686)
     Net Unrealized Appreciation (Depreciation)
       on Investments                              (8,296,702)        3,403,451
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               (15,781,937)        (309,343)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
     from Net Investment Income                              _         (30,793)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                                    _         (30,793)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 6,009,393 and
       515,395 Shares                               62,978,518        6,616,266
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (0 and 2,238 shares)            _           30,729
     Payments for 196,038 and
       112,975 Shares Redeemed                     (2,224,154)      (1,526,614)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund Share
          Transactions (5,813,355 and 404,658
          shares, respectively)                     60,754,364        5,120,381
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 139,851 and
       116,817 Shares                                1,533,638        1,576,465
     Payments for 87,607 and 78,670
       Shares Redeemed                               (973,672)      (1,048,520)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions (52,244 and 38,147
          shares, respectively)                        559,966          527,945
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS           45,532,393        5,308,190
NET ASSETS
  Beginning of Period                               64,803,446       59,495,256
--------------------------------------------------------------------------------
  END OF PERIOD                                   $110,335,839      $64,803,446
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $13.80      $13.98        $19.01        $15.86        $14.10
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.01)+    (0.00)**         0.03+         0.05*          0.04
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (3.34)      (0.17)        (3.64)          4.27          2.52
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (3.35)      (0.17)        (3.61)          4.32          2.56
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                            _      (0.01)        (0.03)        (0.06)        (0.06)
       Distributions from Realized Gains on Investments                    _           _        (1.39)        (1.11)        (0.74)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _      (0.01)        (1.42)        (1.17)        (0.80)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.45      $13.80        $13.98        $19.01        $15.86
====================================================================================================================================
  TOTAL RETURN++                                                    (24.28)%     (1.23)%      (20.06)%        27.78%        18.36%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $104,964,515 $58,366,236   $53,463,138   $65,591,773   $49,045,112
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.53%       1.55%         1.48%         1.50%         1.57%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.30%       1.30%         1.30%         1.30%         1.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                           (0.09)%       0.04%         0.17%         0.28%         0.42%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             21.65%      28.67%        28.75%        35.34%        32.00%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. ** Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                 MARCH 31, 2003
--------------------------------------------------------------------------------

                               -----------------
                               GROWTH STOCK FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $13.55      $13.81        $18.81        $15.73        $14.03
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.08)+      (0.01)       (0.08)+       (0.05)*        (0.01)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (3.28)      (0.25)        (3.61)          4.22          2.46
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (3.36)      (0.26)        (3.69)          4.17          2.45
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                            _           _             _             _        (0.01)
       Distributions from Realized Gains on Investments                    _           _        (1.31)        (1.09)        (0.74)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _           _        (1.31)        (1.09)        (0.75)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.19      $13.55        $13.81        $18.81        $15.73
====================================================================================================================================
  TOTAL RETURN++                                                    (24.80)%     (1.88)%      (20.61)%        27.02%        17.66%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                       $5,371,324  $6,437,210    $6,032,118    $6,301,198    $3,516,193
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        2.18%       2.20%         2.13%         2.15%         2.22%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.95%       1.95%         1.95%         1.95%         1.95%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                           (0.75)%     (0.61)%       (0.48)%       (0.37)%       (0.23)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             21.65%      28.67%        28.75%        35.34%        32.00%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $107,286,300)                                   $102,135,799
Money Market Investments (cost $6,493,412)                             6,493,412
Preferred Stocks (cost $0)                                                16,650
--------------------------------------------------------------------------------
                                                                     108,645,861
--------------------------------------------------------------------------------
Cash                                                                      96,308
Dividends and Interest Receivable                                         81,718
Due from Sale of Fund Shares                                               3,736
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    108,827,623
--------------------------------------------------------------------------------
LIABILITIES
Due to Investment Advisor                                                 44,296
Accrued Expenses                                                          37,784
Futures Variation Margin                                                  35,775
Accrued Distribution Fees                                                  9,617
Accrued Administrative Fees                                                7,026
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                   134,498
--------------------------------------------------------------------------------
NET ASSETS                                                          $108,693,125
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 15,918,498 shares outstanding)                             $133,125,841
Undistributed Net Investment Income                                       70,644
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                               (19,333,059)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                              (5,133,851)
  Futures Contracts                                                     (36,450)
--------------------------------------------------------------------------------
NET ASSETS FOR 15,918,498
  SHARES OUTSTANDING                                                $108,693,125
================================================================================
Per Share of Class A (Based on 15,392,497
  Shares Issued and Outstanding):
     OFFERING PRICE                                                        $7.17
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                  $6.83
================================================================================
Per Share of Class B (Based on 526,001
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                    $6.65
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $2,996)                       $896,571
  Interest                                                                35,099
--------------------------------------------------------------------------------
     TOTAL INCOME                                                        931,670
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        393,835
  Shareholder Servicing Fees                                             151,475
  Distribution Fees:
     Class A                                                              56,635
     Class B                                                              29,687
  Transfer Agent Fees                                                     83,281
  Administrative Fees                                                     60,590
  Registration Fees                                                       33,163
  Custodian Fees                                                          16,601
  Audit Fees                                                              16,367
  Shareholder Reporting Fees                                              13,940
  Directors Fees                                                           5,660
  Professional Fees                                                        5,151
  Other Expenses                                                           3,070
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                      869,455
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (116,503)
       Custodian Fees Paid Indirectly                                    (2,840)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                  750,112
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                           181,558
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                             (16,213,086)
--------------------------------------------------------------------------------
      NET REALIZED GAIN (LOSS) ON INVESTMENTS                       (16,213,086)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                           (1,861,431)
     Futures Contracts                                                  (36,450)
--------------------------------------------------------------------------------
      NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                 (1,897,881)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (18,110,967)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(17,929,409)
================================================================================
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                   Year Ended       Year Ended
                                                 March 31, 2003   March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
 Operations
     Net Investment Income (Loss)                     $181,558          $52,239
     Net Realized Gain (Loss) on Investments      (16,213,086)      (1,535,013)
     Net Unrealized Appreciation (Depreciation)
       on Investments                              (1,897,881)          422,988
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               (17,929,409)      (1,059,786)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                    (119,717)         (45,321)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                            (119,717)         (45,321)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 9,605,685
       and 1,850,085 Shares                         66,339,815       18,083,900
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (17,124 and 4,633 shares)                       119,522           45,971
     Payments for 180,185 and 103,625
       Shares Redeemed                             (1,350,072)      (1,021,291)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
       Resulting from
          Class A Fund Share Transactions
          (9,442,624 and 1,751,093
          shares, respectively)                     65,109,265       17,108,580
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 82,988 and
       93,627 Shares                                   613,498          888,898
     Payments for 118,972 and 78,744
       Shares Redeemed                               (883,445)        (750,898)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((35,984) and 14,883
          shares, respectively)                      (269,947)          138,000
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS           46,790,192       16,141,473
NET ASSETS
  Beginning of Period                               61,902,933       45,761,460
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME (LOSS) OF $70,644
     AND $8,995, RESPECTIVELY)                    $108,693,125      $61,902,933
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $9.52       $9.66        $12.45        $11.96        $12.44
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.03+        0.01         0.01+         0.02*          0.01
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (2.71)      (0.14)        (2.51)          1.14          1.33
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (2.68)      (0.13)        (2.50)          1.16          1.34
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.01)      (0.01)        (0.03)             _        (0.04)
       Distributions from Realized Gains on Investments                    _           _        (0.26)        (0.67)        (1.78)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.01)      (0.01)        (0.29)        (0.67)        (1.82)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $6.83       $9.52         $9.66        $12.45        $11.96
====================================================================================================================================
  TOTAL RETURN++                                                   (28.11)%#     (1.37)%      (20.37)%         9.95%        11.09%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $105,197,167 $56,672,508   $40,566,183   $51,513,192   $45,619,789
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.39%       1.40%         1.41%         1.44%         1.52%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.20%       1.20%         1.20%         1.20%         1.20%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             0.34%       0.15%         0.07%         0.19%         0.20%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             64.36%      36.63%        45.44%        89.66%       156.92%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. # Effective January 31, 2003, Mason Street Advisors assumed the day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                           -------------------------
                           LARGE CAP CORE STOCK FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $9.31       $9.50        $12.25        $11.85        $12.37
     Income from Investment Operations:
       Net Investment Income (Loss)                                  (0.02)+      0.00**       (0.07)+       (0.04)*        (0.03)
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (2.64)      (0.19)        (2.47)          1.11          1.28
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (2.66)      (0.19)        (2.54)          1.07          1.25
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                            _           _             _             _             _
       Distributions from Realized Gains on Investments                    _           _        (0.21)        (0.67)        (1.77)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _           _        (0.21)        (0.67)        (1.77)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $6.65       $9.31         $9.50        $12.25        $11.85
====================================================================================================================================
  TOTAL RETURN++                                                   (28.57)%#     (2.00)%      (20.89)%         9.28%        10.41%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                       $3,495,958  $5,230,425    $5,195,277    $6,235,397    $4,314,429
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        2.04%       2.05%         2.06%         2.10%         2.17%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.85%       1.85%         1.85%         1.85%         1.85%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                           (0.33)%     (0.50)%       (0.58)%       (0.46)%       (0.45)%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             64.36%      36.63%        45.44%        89.66%       156.92%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. ** Amount is less than $0.005.
  # Effective January 31, 2003, Mason Street Advisors assumed the day-to-day management of the Fund.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $141,496,321)                                   $117,935,573
Money Market Investments (cost $8,192,588)                             8,192,588
--------------------------------------------------------------------------------
                                                                     126,128,161
--------------------------------------------------------------------------------
Cash                                                                     142,108
Dividends and Interest Receivable                                        111,042
Due from Sale of Fund Shares                                              44,495
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    126,425,806
--------------------------------------------------------------------------------
LIABILITIES
Futures Variation Margin                                                 147,775
Accrued Expenses                                                          63,357
Due to Investment Advisor                                                 37,366
Due on Redemption of Fund Shares                                          24,109
Accrued Distribution Fees                                                 14,016
Accrued Administrative Fees                                                6,947
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                   293,570
--------------------------------------------------------------------------------
NET ASSETS                                                          $126,132,236
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 12,022,036 shares outstanding)                             $152,569,620
Undistributed Net Investment Income                                      166,801
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                (2,927,118)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             (23,560,748)
  Futures Contracts                                                    (116,319)
--------------------------------------------------------------------------------
NET ASSETS FOR 12,022,036
  SHARES OUTSTANDING                                                $126,132,236
================================================================================
Per Share of Class A (Based on 10,018,510
   Shares Issued and Outstanding):
     OFFERING PRICE                                                       $11.03
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                 $10.51
================================================================================
Per Share of Class B (Based on 2,003,526
 Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                   $10.41
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $3,109)                     $1,272,134
  Interest                                                               110,837
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      1,382,971
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                        238,172
  Distribution Fees:
     Class A                                                              55,883
     Class B                                                             176,310
  Shareholder Servicing Fees                                             198,476
  Transfer Agent Fees                                                    194,061
  Administrative Fees                                                     79,391
  Custodian Fees                                                          42,077
  Registration Fees                                                       34,576
  Shareholder Reporting Fees                                              22,663
  Audit Fees                                                              15,367
  Professional Fees                                                       15,152
  Other Expenses                                                          11,163
  Directors Fees                                                           5,654
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    1,088,945
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (261,164)
       Custodian Fees Paid Indirectly                                    (1,931)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                  825,850
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                           557,121
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                (517,334)
  Futures Contracts                                                  (1,122,929)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (1,640,263)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                          (22,512,204)
     Futures Contracts                                                  (77,544)
--------------------------------------------------------------------------------
  NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                (22,589,748)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (24,230,011)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(23,672,890)
================================================================================
The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the          For the
                                                   Year Ended       Year Ended
                                                 March 31, 2003   March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
 Operations
     Net Investment Income (Loss)                     $557,121         $315,365
     Net Realized Gain (Loss) on Investments       (1,640,263)        (206,939)
     Net Unrealized Appreciation (Depreciation)
       on Investments                             (22,589,748)        (624,489)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations               (23,672,890)        (516,063)
--------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                    (459,432)        (326,169)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                            (459,432)        (326,169)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 7,024,152
       and 889,455 Shares                           77,417,033       12,463,888
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (41,224 and 23,084 shares)                      456,759          325,732
     Payments for 1,219,680 and 549,830
       Shares Redeemed                            (15,102,607)      (7,806,022)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund
          Share Transactions (5,845,696 and
          362,709 shares, respectively)             62,771,185        4,983,598
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 298,042 and
       419,720 Shares                                3,353,995        5,923,158
     Payments for 408,801 and 240,010
       Shares Redeemed                             (4,606,798)      (3,355,427)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions ((110,759) and 179,710
          shares, respectively)                    (1,252,803)        2,567,731
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS           37,386,060        6,709,097
NET ASSETS
  Beginning of Period                               88,746,176       82,037,079
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME (LOSS) OF
     $166,801 and $69,301, respectively)          $126,132,236      $88,746,176
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $14.17      $14.33        $19.25        $16.80        $14.43
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.10+        0.08         0.13+         0.10*          0.10
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (3.68)      (0.16)        (4.26)          2.77          2.47
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (3.58)      (0.08)        (4.13)          2.87          2.57
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.08)      (0.08)        (0.13)        (0.13)        (0.06)
       Distributions from Realized Gains on Investments                    _           _        (0.66)        (0.29)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.08)      (0.08)        (0.79)        (0.42)        (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.51      $14.17        $14.33        $19.25        $16.80
====================================================================================================================================
  TOTAL RETURN++                                                    (25.28)%     (0.55)%      (21.99)%        17.15%        17.88%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $105,282,622 $59,121,179   $54,600,926   $66,308,048   $70,034,287
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.18%       1.18%         1.10%         1.04%         1.15%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          0.85%       0.85%         0.85%         0.85%         0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             0.90%       0.59%         0.73%         0.57%         0.88%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             12.65%       1.93%        11.64%        19.61%         3.83%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              --------------------
                              INDEX 500 STOCK FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                                $14.01      $14.18        $19.02        $16.65        $14.35
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.03+    (0.00)**         0.01+       (0.01)*          0.03
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (3.63)      (0.17)        (4.17)          2.72          2.43
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (3.60)      (0.17)        (4.16)          2.71          2.46
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                            _           _        (0.02)        (0.05)        (0.02)
       Distributions from Realized Gains on Investments                    _           _        (0.66)        (0.29)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                              _           _        (0.68)        (0.34)        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.41      $14.01        $14.18        $19.02        $16.65
====================================================================================================================================
  TOTAL RETURN++                                                    (25.70)%     (1.20)%      (22.33)%        16.30%        17.17%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                      $20,849,614 $29,624,997   $27,436,153   $31,609,672   $17,802,313
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.83%       1.83%         1.75%         1.72%         1.80%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.50%       1.50%         1.50%         1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             0.23%     (0.06)%         0.08%       (0.08)%         0.23%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             12.65%       1.93%        11.64%        19.61%         3.83%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. ** Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Domestic Common Stocks (cost $50,531,223)                           $48,721,023
Investment-Grade Bonds (cost $31,304,499)                            31,943,159
Money Market Investments (cost $17,086,304)                          17,086,304
Foreign Common Stocks (cost $15,179,252)                             14,385,297
Below Investment-Grade Bonds (cost $8,744,696)                        8,829,420
Preferred Securities (cost $178,599)                                    158,064
--------------------------------------------------------------------------------
                                                                    121,123,267
--------------------------------------------------------------------------------
Cash                                                                    326,557
Due from Sale of Securities                                             864,699
Dividends and Interest Receivable                                       602,827
Due from Sale of Fund Shares                                            258,479
Due from Sale of Foreign Currency                                        41,611
Due from Investment Advisor                                               2,366
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   123,219,806
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         1,217,110
Futures Variation Margin                                                119,176
Due on Redemption of Fund Shares                                         88,534
Accrued Expenses                                                         65,656
Accrued Distribution Fees                                                15,121
Accrued Administrative Fees                                               8,472
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                1,514,069
--------------------------------------------------------------------------------
NET ASSETS                                                         $121,705,737
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 11,853,231 shares outstanding)                            $131,787,509
Undistributed Net Investment Income                                     371,416
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                               (8,689,898)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             (1,901,306)
  Futures Contracts                                                     134,531
  Foreign Currency Transactions                                           3,485
--------------------------------------------------------------------------------
NET ASSETS FOR 11,853,231
  SHARES OUTSTANDING                                               $121,705,737
================================================================================
Per Share of Class A (Based on 10,254,815
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $10.80
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $10.29
================================================================================
Per Share of Class B (Based on 1,598,416
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                  $10.12
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           $2,235,008
  Dividends (less foreign dividend tax of $15,430)                      554,946
--------------------------------------------------------------------------------
     TOTAL INCOME                                                     2,789,954
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       576,553
  Shareholder Servicing Fees                                            205,912
  Distribution Fees:
     Class A                                                             66,820
     Class B                                                            116,589
  Custodian Fees                                                        149,795
  Transfer Agent Fees                                                   111,411
  Administrative Fees                                                    82,365
  Registration Fees                                                      36,466
  Audit Fees                                                             16,367
  Shareholder Reporting Fees                                             15,659
  Other Expenses                                                         12,449
  Directors Fees                                                          5,654
  Professional Fees                                                       5,151
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   1,401,191
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (188,887)
       Custodian Fees Paid Indirectly                                   (3,143)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               1,209,161
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                        1,580,793
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                             (5,103,924)
  Futures Contracts                                                 (1,299,465)
  Foreign Currency Transactions                                           1,751
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (6,401,638)
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
  on Investments:
     Investment Securities                                          (6,654,873)
     Futures Contracts                                                   80,261
     Foreign Currency Transactions                                        4,566
--------------------------------------------------------------------------------
     NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                (6,570,046)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                     (12,971,684)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(11,390,891)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                      For the        For the
                                                    Year Ended      Year Ended
                                                  March 31, 2003  March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                      $1,580,793     $1,613,508
     Net Realized Gain (Loss) on Investments          (6,401,638)    (2,085,506)
     Net Unrealized Appreciation (Depreciation)
       on Investments                                 (6,570,046)      1,877,866
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                  (11,390,891)      1,405,868
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     (1,358,292)    (1,472,804)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments                    _        (2,271)
     Distributions to Class B Shareholders
       from Net Investment Income                       (228,182)      (281,037)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments                    _          (566)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                             (1,586,474)    (1,756,678)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 5,567,485
       and 786,952 Shares                              58,481,298      9,607,124
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (127,473 and
       122,021 shares)                                  1,325,716      1,464,254
     Payments for 545,535 and 290,408
       Shares Redeemed                                (5,856,235)    (3,521,500)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund Share
          Transactions (5,149,423 and 618,565
          shares, respectively)                        53,950,779      7,549,878
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 505,415 and
       275,186 Shares                                   5,480,540      3,300,011
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (21,490 and
       22,808 shares)                                     220,058        269,588
     Payments for 193,754 and
       81,787 Shares Redeemed                         (2,064,022)      (972,467)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund
          Share Transactions (333,151 and
          216,207 shares, respectively)                 3,636,576      2,597,132
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              44,609,990      9,796,200
NET ASSETS
  Beginning of Period                                  77,095,747     67,299,547
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME (LOSS) OF
     $371,416 AND $366,008, RESPECTIVELY)            $121,705,737    $77,095,747
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $12.14      $12.19        $14.93        $12.49        $12.32
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.22+        0.27         0.41+         0.39*          0.32
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (1.86)      (0.02)        (1.41)          3.41          0.46
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (1.64)        0.25        (1.00)          3.80          0.78
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.21)      (0.30)        (0.40)        (0.37)        (0.31)
       Distributions from Realized Gains on Investments                    _    (0.00)**        (1.34)        (0.99)        (0.30)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.21)      (0.30)        (1.74)        (1.36)        (0.61)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.29      $12.14        $12.19        $14.93        $12.49
====================================================================================================================================
  TOTAL RETURN++                                                    (13.49)%       2.12%       (7.55)%        31.38%         6.41%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $105,530,643 $61,979,437   $54,684,610   $56,394,478   $40,249,915
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.58%       1.52%         1.47%         1.57%         1.62%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.35%       1.35%         1.35%         1.35%         1.35%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             2.03%       2.38%         2.90%         2.90%         2.89%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             82.84%      77.28%       130.37%       115.67%        79.71%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. ** Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $11.95      $12.03        $14.76        $12.39        $12.26
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.15+        0.20         0.32+         0.32*          0.24
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (1.83)      (0.05)        (1.39)          3.35          0.46
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                            (1.68)        0.15        (1.07)          3.67          0.70
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.15)      (0.23)        (0.32)        (0.31)        (0.27)
       Distributions from Realized Gains on Investments                    _           _        (1.34)        (0.99)        (0.30)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.15)      (0.23)        (1.66)        (1.30)        (0.57)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.12      $11.95        $12.03        $14.76        $12.39
====================================================================================================================================
  TOTAL RETURN++                                                    (14.08)%       1.30%       (8.10)%        30.47%         5.77%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                      $16,175,094 $15,116,310   $12,614,937   $11,039,829    $5,825,603
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        2.23%       2.17%         2.12%         2.22%         2.27%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          2.00%       2.00%         2.00%         2.00%         2.00%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             1.41%       1.73%         2.25%         2.25%         2.24%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             82.84%      77.28%       130.37%       115.67%        79.71%
====================================================================================================================================


  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
ASSETS
Bonds (cost $97,359,074)                                            $97,709,746
Money Market Investments (cost $7,294,730)                            7,294,730
Preferred Stocks (cost $2,176,199)                                    2,023,953
Common Stocks (cost $1,842,112)                                         996,671
--------------------------------------------------------------------------------
                                                                    108,025,100
--------------------------------------------------------------------------------
Cash                                                                  1,035,275
Dividends and Interest Receivable                                     2,268,714
Due from Sale of Securities                                             980,271
Due from Sale of Fund Shares                                            125,569
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   112,434,929
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         1,035,595
Due to Investment Advisor                                                53,668
Accrued Expenses                                                         35,400
Accrued Distribution Fees                                                 9,581
Accrued Administrative Fees                                               7,044
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                1,141,288
--------------------------------------------------------------------------------
NET ASSETS                                                         $111,293,641
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 17,818,161 shares outstanding)                            $132,729,941
Undistributed Net Investment Income                                      43,015
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                              (20,832,300)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                               (647,015)
--------------------------------------------------------------------------------
NET ASSETS FOR 17,818,161
  SHARES OUTSTANDING                                               $111,293,641
================================================================================
Per Share of Class A (Based on 17,138,311
   Shares Issued and Outstanding):
     OFFERING PRICE                                                       $6.56
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                 $6.25
================================================================================
Per Share of Class B (Based on 679,850
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                   $6.24
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           $6,116,056
  Dividends                                                             259,418
--------------------------------------------------------------------------------
     TOTAL INCOME                                                     6,375,474
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       452,208
  Shareholder Servicing Fees                                            150,736
  Distribution Fees:
     Class A                                                             56,469
     Class B                                                             28,691
  Transfer Agent Fees                                                    61,093
  Administrative Fees                                                    60,294
  Registration Fees                                                      34,742
  Custodian Fees                                                         18,173
  Audit Fees                                                             17,367
  Shareholder Reporting Fees                                             10,993
  Directors Fees                                                          5,654
  Professional Fees                                                       5,210
  Other Expenses                                                          5,110
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     906,740
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (96,975)
       Custodian Fees Paid Indirectly                                   (1,566)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                 808,199
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                        5,567,275
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (6,624,293)
--------------------------------------------------------------------------------
  NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                  2,911,073
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                      (3,713,220)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $1,854,055
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                      For the        For the
                                                    Year Ended      Year Ended
                                                  March 31, 2003  March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                      $5,567,275     $5,191,466
     Net Realized Gain (Loss) on Investments          (6,624,293)    (3,908,313)
     Net Unrealized Appreciation (Depreciation)
       on Investments                                   2,911,073    (1,364,955)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                     1,854,055       (81,802)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     (5,284,155)    (4,888,333)
     Distributions to Class B Shareholders
       from Net Investment Income                       (334,373)      (332,820)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                             (5,618,528)    (5,221,153)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 8,609,445
       and 2,835,086 Shares                            52,991,557     20,670,101
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (888,672 and 653,317 shares)                     5,476,049      4,592,698
     Payments for 242,757 and
       551,492 Shares Redeemed                        (1,467,768)    (3,884,943)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund Share
          Transactions (9,255,360 and 2,936,911
          shares, respectively)                        56,999,838     21,377,856
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 155,322
       and 82,499 Shares                                  964,734        571,160
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (45,128 and 36,646 shares)      277,788        258,506
     Payments for 87,322 and 52,688 Shares Redeemed     (533,377)      (366,052)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions (113,128 and 66,457
          shares, respectively)                           709,145        463,614
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              53,944,510     16,538,515
NET ASSETS
  Beginning of Period                                  57,349,131     40,810,616
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME (LOSS) OF
     $43,015 AND $40,892, RESPECTIVELY)              $111,293,641    $57,349,131
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $6.79       $7.49         $7.94         $8.77        $10.79
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.57+        0.68         0.78+         0.85*          1.00
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (0.53)      (0.69)        (0.46)        (0.83)        (1.82)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                              0.04      (0.01)          0.32          0.02        (0.82)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.58)      (0.69)        (0.77)        (0.85)        (1.02)
       Distributions from Realized Gains on Investments                    _           _             _             _        (0.18)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.58)      (0.69)        (0.77)        (0.85)        (1.20)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $6.25       $6.79         $7.49         $7.94         $8.77
====================================================================================================================================
  TOTAL RETURN++                                                       1.15%     (0.08)%         4.42%         0.12%       (7.87)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $107,050,590 $53,505,726   $37,065,041   $34,696,895   $37,414,394
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.46%       1.50%         1.55%         1.60%         1.65%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.30%       1.30%         1.30%         1.30%         1.30%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             9.24%       9.66%        10.15%        10.05%        10.51%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             78.07%      86.85%       127.47%       193.63%       178.63%
====================================================================================================================================


  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $6.78       $7.49         $7.93         $8.76        $10.79
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.53+        0.63         0.73+         0.80*          0.93
       Net Realized and Unrealized Gains
          (Losses) on Investments                                     (0.53)      (0.70)        (0.45)        (0.83)        (1.83)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                 _      (0.07)          0.28        (0.03)        (0.90)
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.54)      (0.64)        (0.72)        (0.80)        (0.95)
       Distributions from Realized Gains on Investments                    _           _             _             _        (0.18)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.54)      (0.64)        (0.72)        (0.80)        (1.13)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $6.24       $6.78         $7.49         $7.93         $8.76
====================================================================================================================================
  TOTAL RETURN++                                                       0.48%     (0.87)%         3.88%       (0.54)%       (8.48)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                       $4,243,051  $3,843,405    $3,745,575    $4,622,028    $4,683,841
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        2.11%       2.15%         2.20%         2.25%         2.30%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.95%       1.95%         1.95%         1.95%         1.95%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             8.64%       9.01%         9.50%         9.40%         9.86%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             78.07%      86.85%       127.47%       193.63%       178.63%
====================================================================================================================================

  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $107,863,041)                                          $111,857,453
Dividends and Interest Receivable                                     1,385,281
Due from Sale of Securities                                           1,247,026
Due from Sale of Fund Shares                                             65,657
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   114,555,417
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         3,086,101
Futures Variation Margin                                                 82,500
Due to Investment Advisor                                                33,782
Accrued Expenses                                                         30,594
Accrued Distribution Fees                                                10,916
Accrued Administrative Fees                                               8,931
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                3,252,824
--------------------------------------------------------------------------------
NET ASSETS                                                         $111,302,593
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 10,136,151 shares outstanding)                            $107,372,028
Undistributed Net Investment Income                                      34,874
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                    30,654
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                               3,994,412
  Futures Contracts                                                   (129,375)
--------------------------------------------------------------------------------
NET ASSETS FOR 10,136,151
  SHARES OUTSTANDING                                               $111,302,593
================================================================================
Per Share of Class A (Based on 9,814,446
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $11.53
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $10.98
================================================================================
Per Share of Class B (Based on 321,705
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                  $10.98
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           $3,457,585
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       223,638
  Shareholder Servicing Fees                                            186,365
  Distribution Fees:
     Class A                                                             72,094
     Class B                                                             18,392
  Administrative Fees                                                    74,546
  Transfer Agent Fees                                                    47,308
  Registration Fees                                                      32,052
  Audit Fees                                                             17,367
  Shareholder Reporting Fees                                              9,353
  Custodian Fees                                                          7,798
  Other Expenses                                                          6,469
  Directors Fees                                                          5,654
  Professional Fees                                                       5,151
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     706,187
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (56,631)
       Custodian Fees Paid Indirectly                                   (2,599)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                 646,957
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                        2,810,628
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                 771,566
  Futures Contracts                                                     (3,189)
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                            768,377
--------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)
 on Investments:
     Investment Securities                                            3,069,233
     Futures Contracts                                                (129,375)
--------------------------------------------------------------------------------
  NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                  2,939,858
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                        3,708,235
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $6,518,863
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                      For the        For the
                                                    Year Ended      Year Ended
                                                  March 31, 2003  March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                      $2,810,628     $2,291,823
     Net Realized Gain (Loss) on Investments              768,377        719,403
     Net Unrealized Appreciation (Depreciation)
       on Investments                                   2,939,858      (579,307)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                     6,518,863      2,431,919
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     (2,734,227)    (2,248,405)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments            (835,502)    (1,087,153)
     Distributions to Class B Shareholders
       from Net Investment Income                        (76,379)       (42,366)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             (35,025)       (24,296)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                             (3,681,133)    (3,402,220)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 4,382,162
       and 1,896,336 Shares                            48,000,119     20,106,074
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (326,621 and
       296,324 shares)                                  3,557,784      3,157,726
     Payments for 360,246 and 210,205
       Shares Redeemed                                (3,933,241)    (2,222,319)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund Share
          Transactions (4,348,537 and 1,982,455
          shares, respectively)                        47,624,662     21,041,481
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 184,834
       and 47,219 Shares                                2,029,775        507,652
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (7,198 and 3,348 shares)      78,591         35,605
     Payments for 6,480 and 15,084 Shares Redeemed       (70,126)      (162,191)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions (185,552 and 35,483
          shares, respectively)                         2,038,240        381,066
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              52,500,632     20,452,246
NET ASSETS
  Beginning of Period                                  58,801,961     38,349,715
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME (LOSS) OF
     $34,874 AND $35,045, RESPECTIVELY)              $111,302,593    $58,801,961
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $10.50      $10.70        $10.07        $10.63        $10.55
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.41+        0.44         0.46+         0.46*          0.42
       Net Realized and Unrealized Gains
          (Losses) on Investments                                       0.61        0.01          0.65        (0.49)          0.25
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                              1.02        0.45          1.11        (0.03)          0.67
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.42)      (0.45)        (0.46)        (0.46)        (0.45)
       Distributions from Realized Gains on Investments               (0.12)      (0.20)        (0.02)        (0.07)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.54)      (0.65)        (0.48)        (0.53)        (0.59)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.98      $10.50        $10.70        $10.07        $10.63
====================================================================================================================================
  TOTAL RETURN++                                                       9.88%       4.26%        11.34%       (0.10)%         6.42%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $107,769,680 $57,372,945   $37,272,578   $33,486,954   $32,692,209
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        0.93%       1.00%         1.09%         1.14%         1.17%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          0.85%       0.85%         0.85%         0.85%         0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             3.78%       4.14%         4.45%         4.55%         4.18%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             47.56%     172.55%       140.65%       184.70%       344.11%
====================================================================================================================================


  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                              MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                $10.50      $10.70        $10.07        $10.63        $10.55
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.34+        0.37         0.39+         0.40*          0.36
       Net Realized and Unrealized Gains
          (Losses) on Investments                                       0.61      0.00**          0.65        (0.49)          0.23
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                              0.95        0.37          1.04        (0.09)          0.59
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.35)      (0.37)        (0.39)        (0.40)        (0.37)
       Distributions from Realized Gains on Investments               (0.12)      (0.20)        (0.02)        (0.07)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.47)      (0.57)        (0.41)        (0.47)        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                      $10.98      $10.50        $10.70        $10.07        $10.63
====================================================================================================================================
  TOTAL RETURN++                                                       9.16%       3.58%        10.62%       (0.75)%         5.72%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                       $3,532,913  $1,429,016    $1,077,137      $877,436      $849,347
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.58%       1.65%         1.74%         1.78%         1.82%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.50%       1.50%         1.50%         1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             3.11%       3.49%         3.80%         3.90%         3.53%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                             47.56%     172.55%       140.65%       184.70%       344.11%
====================================================================================================================================


  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  * Calculated prior to adjustment for certain book and tax income differences. ** Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                                SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $107,007,857)                                          $108,171,418
Money Market Investments (cost $10,689,891)                          10,689,891
--------------------------------------------------------------------------------
                                                                    118,861,309
--------------------------------------------------------------------------------
Cash                                                                    245,971
Due from Sale of Securities                                           1,912,566
Dividends and Interest Receivable                                     1,177,562
Due from Sale of Fund Shares                                            683,057
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   122,880,465
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         4,755,005
Accrued Expenses                                                         40,277
Due to Investment Advisor                                                28,203
Accrued Distribution Fees                                                13,631
Accrued Administrative Fees                                               8,856
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                4,845,972
--------------------------------------------------------------------------------
NET ASSETS                                                         $118,034,493
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 11,822,777 shares outstanding)                            $116,657,913
Accumulated Distributions in Excess
  of Net Investment Income                                             (89,423)
Undistributed Accumulated Net
  Realized Gain (Loss) on Investments                                   302,442
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                               1,163,561
--------------------------------------------------------------------------------
NET ASSETS FOR 11,822,777
  SHARES OUTSTANDING                                               $118,034,493
================================================================================
Per Share of Class A (Based on 10,812,707
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $10.48
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                 $9.98
================================================================================
Per Share of Class B (Based on 1,010,070
  Shares Issued and Outstanding):
     NET ASSET VALUE AND OFFERING PRICE                                   $9.98
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           $4,031,324
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       242,694
  Shareholder Servicing Fees                                            202,245
  Distribution Fees:
     Class A                                                             74,023
     Class B                                                             51,567
  Administrative Fees                                                    80,898
  Transfer Agent Fees                                                    69,343
  Registration Fees                                                      31,769
  Custodian Fees                                                         26,296
  Audit Fees                                                             15,867
  Shareholder Reporting Fees                                             11,624
  Directors Fees                                                          5,654
  Professional Fees                                                       5,151
  Other Expenses                                                          4,610
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     821,741
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (89,422)
       Custodian Fees Paid Indirectly                                   (3,515)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                 728,804
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                        3,302,520
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                               2,699,539
  Futures Contracts                                                     184,746
--------------------------------------------------------------------------------
     NET REALIZED GAIN (LOSS) ON INVESTMENTS                          2,884,285
--------------------------------------------------------------------------------
  NET UNREALIZED APPRECIATION
       (DEPRECIATION) ON INVESTMENTS                                  3,124,154
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                        6,008,439
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $9,310,959
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                        MARCH 31, 2003
--------------------------------------------------------------------------------

                                SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                      For the        For the
                                                    Year Ended      Year Ended
                                                  March 31, 2003  March 31, 2002
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS
  Operations
     Net Investment Income (Loss)                      $3,302,520     $3,008,064
     Net Realized Gain (Loss) on Investments            2,884,285      1,258,276
     Net Unrealized Appreciation (Depreciation)
       on Investments                                   3,124,154      (858,539)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                     9,310,959      3,407,801
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                     (3,294,847)    (2,879,985)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments          (2,283,307)    (1,522,263)
     Distributions to Class B Shareholders
       from Net Investment Income                       (258,253)      (161,602)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments            (241,651)       (95,426)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Distributions
          to Shareholders                             (6,078,058)    (4,659,276)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 4,803,836
       and 2,272,714 Shares                            48,020,653     21,942,311
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (347,546
       and 452,911 shares)                              3,440,875      4,374,136
     Payments for 1,080,930 and 258,252
       Shares Redeemed                               (10,565,576)    (2,509,839)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class A Fund Share
          Transactions (4,070,452 and 2,467,373
          shares, respectively)                        40,895,952     23,806,608
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 625,530
       and 175,591 Shares                               6,209,129      1,704,332
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (22,794
       and 23,355 shares)                                 226,004        225,188
     Payments for 113,905 and 49,003 Shares Redeemed  (1,120,527)      (477,103)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions (534,419 and 149,943
          shares, respectively)                         5,314,606      1,452,417
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              49,443,459     24,007,550
NET ASSETS
  Beginning of Period                                  68,591,034     44,583,484
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES ACCUMULATED
     DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
     INCOME OF $89,423 AND UNDISTRIBUTED
     NET INVESTMENT INCOME OF $37,403)               $118,034,493    $68,591,034
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

                                SELECT BOND FUND


FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $9.50       $9.69         $9.13         $9.66         $9.98
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.41+        0.49         0.61+         0.68*          0.61
     Net Realized and Unrealized Gains
          (Losses) on Investments                                       0.82        0.05          0.56        (0.47)        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                              1.23        0.54          1.17          0.21          0.45
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.45)      (0.49)        (0.61)        (0.63)        (0.68)
       Distributions from Realized Gains on Investments               (0.30)      (0.24)             _        (0.11)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.75)      (0.73)        (0.61)        (0.74)        (0.77)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $9.98       $9.50         $9.69         $9.13         $9.66
====================================================================================================================================
  TOTAL RETURN++                                                      13.19%       5.76%        13.32%         2.26%         4.60%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                     $107,952,560 $64,073,225   $41,428,580   $32,388,650   $31,478,811
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        0.96%       1.04%         1.14%         1.26%         1.26%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          0.85%       0.85%         0.85%         0.85%         0.85%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             4.13%       4.97%         6.57%         6.70%         7.03%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                            213.99%     129.22%       187.60%        92.12%       252.44%
====================================================================================================================================


  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                                SELECT BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   For the      For the       For the      For the       For the
                                                                  Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                                                                  March 31,    March 31,     March 31,    March 31,     March 31,
(For a share outstanding throughout the period)                      2003        2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                 $9.50       $9.69         $9.12         $9.66         $9.98
     Income from Investment Operations:
       Net Investment Income (Loss)                                    0.34+        0.43         0.55+         0.60*          0.56
       Net Realized and Unrealized Gains
          (Losses) on Investments                                       0.82        0.05          0.57        (0.46)        (0.18)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                              1.16        0.48          1.12          0.14          0.38
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                       (0.38)      (0.43)        (0.55)        (0.57)        (0.61)
       Distributions from Realized Gains on Investments               (0.30)      (0.24)             _        (0.11)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                         (0.68)      (0.67)        (0.55)        (0.68)        (0.70)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $9.98       $9.50         $9.69         $9.12         $9.66
====================================================================================================================================
  TOTAL RETURN++                                                      12.46%       5.08%        12.71%         1.49%         3.91%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                      $10,081,933  $4,517,809    $3,154,904    $2,277,324    $2,425,059
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                        1.61%       1.69%         1.78%         1.90%         1.91%
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          1.50%       1.50%         1.50%         1.50%         1.50%
====================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                                             3.41%       4.32%         5.92%         6.05%         6.38%
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                            213.99%     129.22%       187.60%        92.12%       252.44%
====================================================================================================================================


  +  Calculated based on average shares outstanding.
 ++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
  *  Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------
 NOTE 1
--------
Mason Street Funds(R), Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds(R) consist of the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond, and the Select Bond Funds, collectively known as "the Funds." All Funds commenced operations on March 31, 1997, except the Small Cap Growth Stock and the Index 400 Stock Funds, which commenced operations on July 12, 1999.

Each Fund is diversified and offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

As of March 31, 2003, Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and an affiliate own the following percentages of each Fund:

                                          Percentage
Fund                                     of Ownership
-----------------------------------------------------
SMALL CAP GROWTH STOCK FUND                    34%
AGGRESSIVE GROWTH STOCK FUND                   79%
INTERNATIONAL EQUITY FUND                      93%
INDEX 400 STOCK FUND                           86%
GROWTH STOCK FUND                              85%
LARGE CAP CORE STOCK FUND                      93%
INDEX 500 STOCK FUND                           64%
ASSET ALLOCATION FUND                          60%
HIGH YIELD BOND FUND                           85%
MUNICIPAL BOND FUND                            79%
SELECT BOND FUND                               61%

For the fiscal years ending March 31, 2003 and 2002, Northwestern Mutual and an affiliate invested into the Funds the following amounts:

Fund                                            2003                     2002
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND             $52,000,000                       --
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                 63,300,000              $27,652,000
------------------------------------------------------------------------------
INDEX 400 STOCK FUND                      53,500,000               22,973,000
------------------------------------------------------------------------------
GROWTH STOCK FUND                         57,500,000                4,400,000
------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                 64,800,000               16,943,000
------------------------------------------------------------------------------
INDEX 500 STOCK FUND                      66,300,000                2,400,000
------------------------------------------------------------------------------
ASSET ALLOCATION FUND                     36,000,000                       --
------------------------------------------------------------------------------
HIGH YIELD BOND FUND                      45,000,000               18,539,000
------------------------------------------------------------------------------
MUNICIPAL BOND FUND                       29,000,000               17,792,000
------------------------------------------------------------------------------
SELECT BOND FUND                          16,000,000               13,418,000
------------------------------------------------------------------------------

-------
 NOTE 2
-------
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are summarized in the following Notes.

-------
 NOTE 3
-------

Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Stocks listed on a national or foreign stock exchange are generally valued at the closing sale price, or closing bid price in absence of a sale. Stocks that are not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

--------
 NOTE 4
--------

Certain of the Funds may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risk may arise from changes in market value of underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

The Funds do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

-------
 NOTE 5
-------

The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, Municipal Bond and the Select Bond Funds invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

-------
 NOTE 6
-------

Income, expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock and Asset Allocation Funds. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds.

For the High Yield Bond, Municipal Bond and Select Bond Funds, income and expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly.

Capital gain dividends are declared and distributed annually.

-------
 NOTE 7
-------

Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. For financial statement purposes, securities transactions are accounted for on trade date.

The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2003, transactions in securities other than money market investments were:
                                  Purchases               Sales/Maturities
                          -----------------------    --------------------------
                          U.S. Government            U.S. Government
                            Securities     Other     Securities        Other
-------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND             $13,210,111                 $7,405,395
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND             75,236,018                 22,566,998
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                71,757,576                 10,120,127
-------------------------------------------------------------------------------
INDEX 400 STOCK FUND                     61,843,812                 10,269,885
-------------------------------------------------------------------------------
GROWTH STOCK FUND                        73,589,192                 13,016,763
-------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                99,196,184                 38,842,157
-------------------------------------------------------------------------------
INDEX 500 STOCK FUND                     65,378,780                  9,676,836
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND    $33,142,185     76,356,639  $20,187,854    39,018,834
-------------------------------------------------------------------------------
HIGH YIELD BOND FUND                     94,825,366                 44,769,215
-------------------------------------------------------------------------------
MUNICIPAL BOND FUND                      82,500,255                 33,904,636
-------------------------------------------------------------------------------
SELECT BOND FUND         131,603,638     73,069,815   91,968,246    65,303,924
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

-------
 NOTE 8
-------

Mason Street Advisors, LLC (a wholly-owned company of Northwestern Mutual) ("MSA"), serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadviser. Each Fund pays MSA a fee for investment advisory services at an annual rate based on average daily net assets of the Fund according to the following schedule:

Fund                                                                    Fee
------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                             0.85%
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                            0.75%
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                               0.85%
------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                    0.40%
------------------------------------------------------------------------------
GROWTH STOCK FUND                                                       0.75%
------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                                               0.65%
------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                    0.30%
------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                   0.70%
------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                    0.75%
------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                     0.30%
------------------------------------------------------------------------------
SELECT BOND FUND                                                        0.30%
------------------------------------------------------------------------------

Effective January 31, 2003, the Growth and Income Stock Fund changed its name to the Large Cap Core Stock Fund. For the period April 1, 2002 to January 30, 2003, J.P. Morgan Fleming Asset Management ("J.P. Morgan") was retained under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the Large Cap Core Stock Fund. Effective January 31, 2003, the Large Cap Core Stock Fund sub-advisory agreement with J.P. Morgan was terminated. MSA managed the Large Cap Core Stock Fund for the last two months of the fiscal year. Of the investment advisory fees received from the Fund, MSA paid J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined assets in excess of $400 million.

Templeton Investment Counsel, Inc. ("Templeton") has been retained under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund. Of the investment advisory fees received from the Fund, MSA pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Northwestern Mutual Investment Services (a wholly-owned company of Northwestern Mutual) ("NMIS"), serves as the Distributor of the Funds. NMIS is an affiliate of MSA. The Funds have a 12b-1 distribution plan and shareholder services agreement with NMIS pursuant to which they pay a 0.35% and a 1.00% annual fee for Class A and Class B shares, respectively, calculated on average daily net assets.

The 0.35% fee for Class A shares is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to NMIS. The 1.00% fee for Class B shares is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee paid to NMIS.

NMIS received $820,629 of dealer allowances for the year ended March 31, 2003. NMIS received $162,697 of underwriting concessions from Class A sales charges and $142,732 of contingent deferred sales charges from Class B shares for the year ended March 31, 2003. NMIS attributed approximately $270,000 of fee income from fees earned on Mason Street Funds(R) held in wrap accounts.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

Northwestern Mutual, MSA and NMIS have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                           Class A                 Class B
------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                     1.40%                   2.05%
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                    1.30%                   1.95%
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                       1.65%                   2.30%
------------------------------------------------------------------------------
INDEX 400 STOCK FUND                            0.95%                   1.60%
------------------------------------------------------------------------------
GROWTH STOCK FUND                               1.30%                   1.95%
------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                       1.20%                   1.85%
------------------------------------------------------------------------------
INDEX 500 STOCK FUND                            0.85%                   1.50%
------------------------------------------------------------------------------
ASSET ALLOCATION FUND                           1.35%                   2.00%
------------------------------------------------------------------------------
HIGH YIELD BOND FUND                            1.30%                   1.95%
------------------------------------------------------------------------------
MUNICIPAL BOND FUND                             0.85%                   1.50%
------------------------------------------------------------------------------
SELECT BOND FUND                                0.85%                   1.50%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

Northwestern Mutual, MSA and NMIS have waived the following fees for the year ended March 31, 2003:

                                       Distribution Fees
                                      ------------------
Fund                                  Class A    Class B    Other       Total
------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND              --         $41   $152,047    $152,088
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND             --         426    175,325     175,751
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                --          --      4,889       4,889
------------------------------------------------------------------------------
INDEX 400 STOCK FUND                   $372          --    152,085     152,457
------------------------------------------------------------------------------
GROWTH STOCK FUND                        --         369    141,531     141,900
------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                --         440    116,063     116,503
------------------------------------------------------------------------------
INDEX 500 STOCK FUND                     --       2,056    259,108     261,164
------------------------------------------------------------------------------
ASSET ALLOCATION FUND                 1,322          --    187,565     188,887
------------------------------------------------------------------------------
HIGH YIELD BOND FUND                     --         106     96,869      96,975
------------------------------------------------------------------------------
MUNICIPAL BOND FUND                   1,904          --     54,727      56,631
------------------------------------------------------------------------------
SELECT BOND FUND                      1,924          --     87,498      89,422
------------------------------------------------------------------------------
Total                                $5,522      $3,438 $1,427,707  $1,436,667
------------------------------------------------------------------------------

The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Large Cap Core Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to affiliated brokers in the amount of $230, $24,067, $29,980 and $24, respectively, during the year ended March 31, 2003.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

------------------------------------------------------------------------------

-------
 NOTE 9
-------

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, due to the reclassification of certain gains or losses from capital to income and differences in premium amortization. The differences between cost amounts for book purposes and tax purposes are due primarily to deferred losses.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

--------
 NOTE 10
--------

When applicable, each of the Funds made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended March 31, 2003 and 2002 was as follows:


                                          2003 Distributions Paid From:        2002 Distributions Paid From:
                                          ----------------------------       ---------------------------------
                                           Ordinary         Long-term         Ordinary             Long-term
Fund                                        Income        Capital Gain         Income             Capital Gain
--------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                      --              --                  --                     --
--------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                     --              --                  --             $6,006,534
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                  $322,212              --            $271,454                     --
--------------------------------------------------------------------------------------------------------------
INDEX 400 STOCK FUND                        550,229      $1,087,826             222,505                361,173
--------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                                --              --              30,793                     --
--------------------------------------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                   119,717              --              45,321                     --
--------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND                        459,432              --             326,169                     --
--------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                     1,586,474              --           1,753,837                  2,841
--------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                      5,618,528              --           5,221,153                     --
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                       3,571,956         109,177           3,220,195                182,025
--------------------------------------------------------------------------------------------------------------
SELECT BOND FUND                          5,837,107         240,951           4,659,276                     --
--------------------------------------------------------------------------------------------------------------

As of March 31, 2003, the components of the distributable earnings on a tax basis were as follows:


                                                    Undistributed                          Unrealized
                                   Undistributed     Long-term       Accumulated          Appreciation
Fund                              Ordinary Income      Gains            Losses           (Depreciation)*                   Total
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND             --               --       $ (1,302,519)           $ (1,927,993)               $ (3,230,512)
----------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            --               --        (15,669,949)             (2,821,768)                (18,491,717)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND         $  285,884             --         (8,259,615)            (15,166,908)                (23,140,639)
----------------------------------------------------------------------------------------------------------------------------------
INDEX 400 STOCK FUND                 111,164             --           (888,885)            (14,622,053)                (15,399,774)
----------------------------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                       --               --        (11,102,787)              2,274,248                  (8,828,539)
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND             70,644             --        (18,175,455)             (6,327,902)                (24,432,713)
----------------------------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND                 166,652             --         (2,777,398)            (23,826,638)                (26,437,384)
----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                378,676             --         (7,913,108)             (2,547,340)                (10,081,772)
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                 126,431             --        (20,818,674)               (744,057)                (21,436,300)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                  313,761**       $92,639             --                  3,524,164                   3,930,564
----------------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND                   1,102,864          683,012            --                   (409,298)                  1,376,578
----------------------------------------------------------------------------------------------------------------------------------

* Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

**A significant portion of this amount represents tax-exempt income.

-------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
-------------------------------------------------------------------------------

Certain losses incurred by the Funds after October 31, 2002 are deferred and deemed to have occurred in the next fiscal year for tax purposes. Net realized capital losses for Federal income tax purposes are carried forward to offset future net realized gains. A summary of the Funds' post-October losses and capital loss carryovers as of March 31, 2003 is provided below:

                                           Post-October Losses
                                                 Capital
-------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                             --
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                    $1,825,059
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                        2,252,616
-------------------------------------------------------------------------------
INDEX 400 STOCK FUND                               609,161
-------------------------------------------------------------------------------
GROWTH STOCK FUND                                1,681,256
-------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                       11,882,498
-------------------------------------------------------------------------------
INDEX 500 STOCK FUND                               436,992
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND                            1,351,892
-------------------------------------------------------------------------------
HIGH YIELD BOND FUND                             2,803,790
-------------------------------------------------------------------------------

                                              Capital Loss Carryovers
                                            Amount           Expiration(s)
-------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND               $1,302,519          2010-2011
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND              13,844,890          2010-2011
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                  6,006,998          2010-2011
-------------------------------------------------------------------------------
INDEX 400 STOCK FUND                         279,724               2011
-------------------------------------------------------------------------------
GROWTH STOCK FUND                          9,421,531          2010-2011
-------------------------------------------------------------------------------
LARGE CAP CORE STOCK FUND                  6,292,957          2010-2011
-------------------------------------------------------------------------------
INDEX 500 STOCK FUND                       2,340,406          2010-2011
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND                      6,561,216          2010-2011
-------------------------------------------------------------------------------
HIGH YIELD BOND FUND                      18,014,884          2007-2011
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

         To the Shareholders and Board of Directors of Mason Street Funds(R), Inc.

         In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds(R), Inc., hereafter referred to as the "Funds") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


         /s/ PricewaterhouseCoopers LLP


         Milwaukee, Wisconsin
         May 1, 2003

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

---------------------------------
 DIRECTOR INFORMATION (UNAUDITED)
---------------------------------

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about fund directors and is available without charge, upon request, by calling 1-888-627-6678.


INDEPENDENT DIRECTORS                                         Number of Portfolios
                                                Length of     in Fund Complex          Other Directorships
Name, Age and Address              Position     Time Served   Overseen by Director     Held
-----------------------------------------------------------------------------------------------------------------------------
William J. Blake (70)1             Director     Since 1988      26                     None
731 North Jackson St.
Milwaukee, WI 53202

Principal Occupation During Past 5 Years: Chairman, Blake Investment Corp.
(real estate investments and venture capital)
-----------------------------------------------------------------------------------------------------------------------------

William A. McIntosh (63)           Director     Since 1997       26                    MGIC Investment Corporation;
525 Sheridan Road                                                                      Comdisco Holding Company,
Kenilworth, IL 60043                                                                   Inc.

Principal Occupation During Past 5 Years: Financial consulting since 1998;
Adjunct Faculty Member, Howard University
-----------------------------------------------------------------------------------------------------------------------------

Martin F. Stein (65)               Director     Since 1995        26                    Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years: Former Chairman of Eyecare One,
Inc., which includes Stein Optical and Eye Q optical centers
(retail sales of eyewear)
-----------------------------------------------------------------------------------------------------------------------------

OTHER DIRECTORS                                               Number of Portfolios
                                                Length of     in Fund Complex          Other Directorships
Name, Age and Address              Position     Time Served   Overseen by Director     Held
-----------------------------------------------------------------------------------------------------------------------------

Stephen N. Graff (68)              Director     Since 1995    26                       Trustee of
805 Lone Tree Road                                                                     Northwestern Mutual
Elm Grove, WI 53122

Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen
LLP (public accountants)
-----------------------------------------------------------------------------------------------------------------------------

Edward J. Zore (56) Chairman and   Director      Since 2000    26                        Manpower, Inc.;
720 East Wisconsin Avenue                                                               Trustee of
Milwaukee, WI 53202                                                                     Northwestern Mutual

Principal Occupation During Past 5 Years:
President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President
--------------------------------------------------------------------------------
1 Pursuant to the Fund's Bylaws, Mr. Blake retired effective May 1, 2003 due to his attainment of age 70.

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

--------------------------
 DISTRIBUTIONS (UNAUDITED)
--------------------------
Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

-------------------------------------
INDEX 500 STOCK FUND              1%
-------------------------------------
ASSET ALLOCATION FUND            11%
-------------------------------------
SELECT BOND FUND                 26%
-------------------------------------

For the fiscal year ended March 31, 2003, the Municipal Bond Fund designates 99.8% of its income distributions as exempt interest dividends.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2003.

-------------------------------------
INDEX 400 STOCK FUND           99.7%
-------------------------------------
LARGE CAP CORE STOCK FUND     100.0%
-------------------------------------
INDEX 500 STOCK FUND          100.0%
-------------------------------------
ASSET ALLOCATION FUND          20.4%
-------------------------------------
HIGH YIELD BOND FUND            5.6%
-------------------------------------

The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the year ended March 31, 2003, the amount was $174,264. In addition, for the year ended March 31, 2003, net income derived from sources within foreign countries amounted to $596,457 for the International Equity Fund.

This data is informational only. Every year in January, shareholders are sent information to facilitate the preparation of their income tax returns.

--------------------------------------------------------------------------------
                      M A S O N   S T R E E T   F U N D S
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

----------
 DIRECTORS
----------

EDWARD J. ZORE
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Former Chairman
Eye Care One, Inc., Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Financial Consultant
Chicago
Adjunct Faculty Member
Howard University, Washington, D.C.

----------
 OFFICERS
----------

MARK G. DOLL
President

WALTER M. GIVLER
Chief Financial Officer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

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

                     This page intentionally left blank.

This brochure is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds(R). The Prospectus contains more complete information about sales charges, fees and expenses. You should read it carefully before you invest. Shares of Mason Street Funds will fluctuate with market conditions and the value of your investment may be more or less than its cost.

Unless otherwise noted, the articles in this publication are written by an independent author, and the opinions expressed in them are not necessarily those of Mason Street Funds. The information presented is not guaranteed as to accuracy or completeness.

"Standard & Poor's," "S&P," "S&P 500(R)," "S&P 500(R) Index," "Standard & Poor's 500(R) Composite Index," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Northwestern Mutual Investment Services, LLC, Distributor.

                                                           MASON STREET FUNDS(R)
                                                               P.O. Box 219419
                                                    Kansas City, MO 64121-9419
                                                1-888-MASONST (1-888-627-6678)
                                                      www.masonstreetfunds.com

                                                     94-1002 (1197) (REV 0503)

ITEM 2.     CODE OF ETHICS

            Pursuant to the transition provisions (the "Transition Provisions") of the adopting release for Form N-CSR (Release Nos. 34-47262; IC-25914), Registrant has elected to file this report on Form N-CSR for the fiscal year ended March 31, 2003 in lieu of certifying its' annual report on Form N-SAR and in lieu of submitting its' annual report to shareholders on EDGAR as an N-30D submission. In accordance with the Transition Provisions, Registrant is not required to submit a response to this Item 2 in the Form N-CSR filing for this period.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

            In accordance with the Transition Provisions, Registrant is not required to submit a response to this Item 3 in the Form N-CSR filing for this period.

Items 4-8.  RESERVED

ITEM 9.     DISCLOSURE CONTROLS AND PROCEDURES

            (A) In accordance with the Transition Provisions, Registrant is not required to submit a response to this Item 9(a) in the Form N-CSR filing for this period.

            (B) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.    EXHIBITS

            (a)  Not required pursuant to Transition Provisions.

            (b)  Rule 30a-2 Certifications

            (c)  Section 906 Certifications

204226

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):                 Mason Street Funds, Inc.

By (Signature and Title):     /s/ Mark G. Doll
                              -----------------------
                              Mark G. Doll, President

Date:                         May 6, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):                 Mason Street Funds, Inc.

By (Signature and Title):     /s/ Walter M. Givler
                              ------------------------------------------------
                             Walter M. Givler, Vice President, Chief Financial Officer and Treasurer

Date:                        May 6, 2003